UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2009 – August 31, 2010

Item 1: Reports to Shareholders

Vanguard U.S. Growth Fund
Annual Report

August 31, 2010

> For the 12 months ended August 31, 2010, Vanguard U.S. Growth Fund had a disappointing near-zero return, behind the results of its comparative standards.

> After solid first-half gains, equities broadly declined in the second half of the fiscal year but generally finished in positive territory.

> The fund’s financial and health care holdings were largely responsible for its underperformance. Information technology and industrials were relative strengths.

See a Notice to Shareholders concerning the fund’s investment advisors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Notice to Shareholders.	28
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2010
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	-0.02%
Admiral™ Shares	0.13
Russell 1000 Growth Index	6.14
Large-Cap Growth Funds Average	4.04

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2009, Through August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$14.83	$14.75	$0.086	$0.000
Admiral Shares	38.41	38.20	0.292	0.000

1

Chairman’s Letter

Dear Shareholder,

When the dramatic stock market rally that began in March 2009 faltered in the spring of 2010, the favorable tailwinds that had boosted large-company growth stocks turned into headwinds. Investors became more risk averse amid concerns about slower economic growth in the United States and abroad—especially China—and European sovereign debt issues.

In this environment, Vanguard U.S. Growth Fund had a disappointing return of –0.02% for Investor Shares and 0.13% for Admiral Shares for the fiscal year ended August 31, lagging the 4.04% average return of peer funds and the 6.14% return of the benchmark Russell 1000 Growth Index. Subpar selection among financial and health care stocks was primarily responsible for the fund’s weak performance. The advisors’ orientation toward higher-quality stocks also held back results, as lower-quality, riskier stocks led the way during the rally. Still, there were bright spots, especially in the industrial and information technology sectors.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment

2

and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	-8.34%	-0.71%
Russell 2000 Index (Small-caps)	6.60	-7.44	-0.69
Dow Jones U.S. Total Stock Market Index	6.15	-7.83	-0.31
MSCI All Country World Index ex USA (International)	3.27	-7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	9.78	6.62	5.02
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

yields also were a factor nudging investors to shift to bonds in search of income, despite the risks such a shift entails.

Financial and health care stocks weighed on the fund’s return
Equity returns for fiscal-year 2010 may look “boring” in contrast to recent years. Once again, however, the period’s two halves were marked by notably divergent results for both the broad market and the fund. In fiscal 2009, dismal first-half losses were tempered by robust second-half gains. This year, instead of gaining traction from a strong start, stocks downshifted in the closing six months, in some cases erasing first-half gains. Within the fund, the positive 12-month returns posted by five sectors were counterbalanced by losses in five declining sectors.

Financial stocks were the fund’s weakest performers, both in absolute returns and relative to the benchmark index. Prospects for financial regulatory reform, ultimately passed by Congress in July, unsettled JPMorgan Chase and Wells Fargo, while Goldman Sachs dealt with civil fraud charges by the Securities and Exchange Commission. The fund’s financial stocks returned about –20% for the fiscal year, trimming about 2 percentage points from its return. Financial stocks in the index, by contrast, sustained less damage.

Mixed performance among the fund’s health care stocks subtracted about 1 percentage point from its absolute and relative returns. It is tempting, and perhaps convenient, to cite health care reform as the culprit, as uncertainty about whether

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.49%	0.30%	1.37%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the fund’s expense ratios were 0.45% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

Congress would reach an agreement gave way to questions about what the new legislation might mean for companies and consumers. However, there were also company-specific reasons for success and setbacks in this sector.

On the plus side, Alcon—an eye-care company and one of the fund’s largest holdings—benefited from a bid by Novartis to eventually acquire 100% of the company. But more than offsetting Alcon’s uplift was the decline in biotechnology holding Gilead Sciences, one of the world’s largest makers of AIDS drugs, which lowered its revenue outlook for 2010.

The fund’s sizable industrial and information technology holdings deserve an honorable mention. Both sectors posted positive returns for the fiscal year. Danaher, a maker of industrial and consumer products, bolstered the industrial sector. In the technology sector, Apple, the fund’s largest holding, returned more than 40% for the year as it overtook Microsoft, also a fund holding, as the largest tech company in terms of U.S. market capitalization.

New advisors join U.S. Growth Fund
Whether short-term performance proves rewarding or not, Vanguard counsels investors to take the long-term view. Our expectation is that, over time, our funds’ interim ups and downs will add up to highly competitive long-term performance, the

Total Returns
Ten Years Ended August 31, 2010

Average
Annual Return
U.S. Growth Fund Investor Shares	-8.96%
Russell 1000 Growth Index	-5.36
Large-Cap Growth Funds Average	-6.00
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

product of skilled investment management and costs that are well below industry averages.

Such has not been the case for Vanguard U.S. Growth Fund. During an unusually tough decade for large-cap growth stocks, the fund has significantly trailed the returns of its target index and its peer group. It has produced an average annual return of about –9%, as its periods of strength have been unable to compensate for its stretches of weakness.

After the close of the period, Vanguard added two new advisory firms to Vanguard U.S. Growth Fund, a change that we hope will restore the fund’s luster. The fund’s investment objective and policies remain unchanged. The new advisors are longtime Vanguard partner Wellington Management Company, llp, and Delaware Investments, a long-established advisory firm with a distinguished team of growth-stock investment professionals.

The new advisors replace AllianceBernstein L.P., which has managed the fund since 2001. We thank AllianceBernstein for its years of service to the fund. The new advisors join William Blair & Company, L.L.C., which is adding two new portfolio managers to its portion of Vanguard U.S. Growth Fund. James Golan, CFA, and Tracy McCormick join current manager John Jostrand, CFA, who is expected to assume new responsibilities at Blair at the end of 2010.

Diversification paves the way for a smoother ride
Growth stocks, like their value-oriented counterparts, move in and out of favor depending on investors’ confidence in the economic outlook and a host of other factors. Similarly, large-company stocks often trade places in the performance rankings with their smaller brethren. But one thing that seldom goes out of fashion is diversification. As part of an investment portfolio that is balanced both among and within stock, bond, and money market funds, Vanguard U.S. Growth Fund can play a role in providing you with exposure to some of the largest engines of the U.S. economy.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 6, 2010

6

Advisors’ Report

For the 12 months ended August 31, 2010, Vanguard U.S. Growth Fund had a near-zero return, lagging the returns of its comparative standards. During the past 12 months, your fund was managed by two independent advisors. After the close of the period, Vanguard named two new advisory firms to replace Alliance Bernstein L.P., as explained on page 5.

The table below presents the advisors, the percentage and amount of fund assets that each managed, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflected this assessment. These reports were prepared on September 10, 2010.

AllianceBernstein L.P.

Portfolio Manager:
P. Scott Wallace, CFA, Senior Vice President

For the fiscal year, the broad U.S. stock market advanced but wavered between positive and negative territory, posting positive returns for only seven of the past 12 months. The market’s strength at the end of 2009 and in early 2010 has waned. Even though some indicators suggest the economic recovery remains on track, several concerns have troubled the markets so far in 2010: European sovereign debt issues; whether stimulus programs in the developed world can sustain growth; the magnitude of debt burdens in countries like the United States

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	65	2,282	Uses a fundamentally based, research-driven approach
			to large-capitalization growth investing. The advisor
			seeks to build a diversified portfolio of successful,
			well-managed companies with sustainable competitive
			advantages and superior prospects for growth not fully
			reflected in relative valuation.
William Blair & Company, L.L.C.	33	1,176	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	76	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

and United Kingdom; and whether China can maintain its pace of expansion and continue keeping global growth afloat. In this environment, among large-capitalization companies, the growth style outperformed the value style for the year.

Weakness in our portion of the portfolio during the period was primarily the result of stock selection, particularly within the financial and health care sectors. Among the largest detractors were Goldman Sachs and Gilead Sciences.

Despite strong fundamentals, Goldman Sachs declined because of uncertainty surrounding the SEC’s fraud lawsuit. As a result of this uncertainty we exited the position during the second quarter of 2010. Subsequent to the firm’s settlement with the SEC, we reinitiated our position, as our original thesis remains strong. Goldman is well-positioned to benefit in a newly configured financial landscape, it has strong fundamentals, and we believe it can continue to beat expectations.

Gilead Sciences, a leader in HIV/AIDS treatment, underperformed because of uncertainty surrounding health care reform in Washington—even though such treatment is generally not a target of reform. We remain confident in Gilead’s ability to deliver strong earnings growth and to continue to gain market share.

Despite recent challenges, U.S. companies rank among the most competitive in the world in areas such as productivity and financial strength. Their return on equity (ROE) has significant upside potential based on historical data, and they have strong incremental margins, meaning a large percentage of recovering revenues will help their bottom line.

William Blair & Company, L.L.C.

Portfolio Manager:
John F. Jostrand, CFA, Principal

U.S. equity markets generally gained ground during the fiscal year, but volatility increased as uncertainty returned in the latter months. The Russell 1000 Growth Index returned 6.1% for the period. Stocks rose through April as the U.S. economy continued to strengthen, and company earnings reports were better than expected—notably, on stronger sales growth and not expense control alone. By May, investors began to question the sustainability of global economic growth. Equity markets reacted poorly to mixed economic data, sovereign debt issues, and the potential for fiscal austerity in Europe.

In this environment, our portion of the portfolio had strong results from industrial stocks such as United Parcel Service and Rockwell Automation; both had better-than-anticipated earnings because of increased demand and global economic improvement. Discovery Communications, a media and entertainment company, was also a significant contributor, with strong international and U.S. advertising growth as a result of attractive programming.

The health care sector was a challenge for us. Baxter International, a more defensive position, disappointed; facing competitive

8

pricing pressures, the company lowered 2010 earnings guidance. We sold the stock because of these issues amid lower confidence in management. Some technology stocks also lagged. QUALCOMM disappointed in its estimated average selling price for handsets. In our view, the long-term growth case for the firm remains intact as the shift from 2G to 3G technologies continues.

In the near term, we believe the U.S. economy should continue to see growth, though at a slower pace. The low interest rate environment mandated by the Federal Reserve will continue to assist businesses and housing. Also, corporations may provide additional fuel as they have decreased expenditures over the last several years and have a positive bias for capital spending. In the longer term, we remain concerned about growth prospects in the face of a slowdown in the global economic recovery as fiscal stimulus begins to wear off, continued consumer deleveraging, the government deficit, the effects of Chinese interest rate tightening, and any significant European government fiscal austerity or weakness in banking. However, we believe a double-dip economic recession is unlikely unless China has a hard landing or European sovereign debt contagion spreads.

In our view, a slow growth environment should benefit our quality growth investment discipline. Corporations with attractive earnings growth, superior financials, and strong management teams should rise above peers. As always, our focus will remain on rigorous fundamental research and adherence to our investment process, which we believe will benefit investors over the long term.

9

U.S. Growth Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWUSX		VWUAX
Expense Ratio[1]	0.49%		0.30%
30-Day SEC Yield	0.57%		0.74%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	78	628	4,100
Median Market Cap $37.5B		$33.8B	$26.3B
Price/Earnings Ratio	16.2x	16.3x	15.7x
Price/Book Ratio	2.5x	3.2x	1.9x
Return on Equity	22.3%	24.7%	19.0%
Earnings Growth Rate 12.2%		11.6%	6.2%
Dividend Yield	1.2%	1.7%	2.0%
Foreign Holdings	2.2%	0.0%	0.0%
Turnover Rate	74%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.2%	14.3%	11.5%
Consumer Staples	6.1	10.5	10.6
Energy	9.2	10.2	9.6
Financials	9.9	4.7	17.1
Health Care	12.8	10.3	11.3
Industrials	14.8	13.0	10.7
Information
Technology	26.4	30.9	18.3
Materials	4.5	5.1	4.3
Telecommunication
Services	0.0	0.9	2.9
Utilities	0.1	0.1	3.7

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.98	0.94
Beta	0.98	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.1%
Google Inc. Class A	Internet Software &
	Services	4.4
Alcon Inc.	Health Care
	Supplies	3.6
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	3.4
JPMorgan Chase & Co.	Diversified Financial
	Services	3.2
EMC Corp.	Computer Storage
	& Peripherals	3.0
PepsiCo Inc.	Soft Drinks	2.8
Microsoft Corp.	Systems Software	2.4
Danaher Corp.	Industrial
	Machinery	2.3
Gilead Sciences Inc.	Biotechnology	2.1
Top Ten		33.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.45% for Investor Shares and 0.29% for Admiral Shares.

10

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2000, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Growth Fund Investor Shares	-0.02%	-2.00%	-8.96%	$3,912
Dow Jones U.S. Total Stock Market
Index	6.15	-0.31	-0.97	9,075
Russell 1000 Growth Index	6.14	0.10	-5.36	5,765
Large-Cap Growth Funds Average	4.04	-1.06	-6.00	5,384

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(8/13/2001)	Investment
U.S. Growth Fund Admiral Shares	0.13%	-1.80%	-2.33%	$80,770
Dow Jones U.S. Total Stock Market
Index	6.15	-0.31	1.70	116,430
Russell 1000 Growth Index	6.14	0.10	-0.12	98,917

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2000, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	9.46%	-1.24%	-8.34%
Admiral Shares	8/13/2001	9.68	-1.04	-2.42	1
1 Return since inception.

12

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.5%)[1]
Consumer Discretionary (15.7%)
	Johnson Controls Inc.	2,654,200	70,416
*	Kohl’s Corp.	1,353,663	63,595
	Comcast Corp. Class A	2,894,300	49,550
	Target Corp.	942,200	48,203
*	Ford Motor Co.	3,825,400	43,189
	Walt Disney Co.	1,300,000	42,367
	McDonald’s Corp.	521,315	38,087
	News Corp. Class A	2,696,400	33,894
	Lowe’s Cos. Inc.	1,600,300	32,486
	Yum! Brands Inc.	714,600	29,799
*	O’Reilly Automotive Inc.	575,400	27,199
*	Discovery
	Communications Inc.
	Class A	714,000	26,954
*	Amazon.com Inc.	195,100	24,354
	Polo Ralph Lauren Corp.
	Class A	218,600	16,557
*	Hyatt Hotels Corp. Class A	215,600	8,119
			554,769
Consumer Staples (5.8%)
	PepsiCo Inc.	1,535,300	98,535
	Costco Wholesale Corp.	717,500	40,575
	Colgate-Palmolive Co.	527,800	38,973
	Mead Johnson Nutrition Co.	538,400	28,099
			206,182
Energy (8.8%)
	Schlumberger Ltd.	2,275,870	121,372
	Occidental Petroleum Corp.	683,800	49,972
	Noble Energy Inc.	704,000	49,125
	EOG Resources Inc.	431,140	37,453
	Suncor Energy Inc.	738,300	22,341
*	Cameron International Corp.	516,940	19,013
	Apache Corp.	153,550	13,797
			313,073
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	154

			Market
			Value
		Shares	($000)
Financials (9.4%)
	JPMorgan Chase & Co.	3,099,700	112,705
	Goldman Sachs Group Inc.	419,300	57,419
	CMEGroup Inc.	217,350	53,920
	Franklin Resources Inc.	314,200	30,324
	American Express Co.	706,000	28,148
	Wells Fargo & Co.	1,167,300	27,490
	Ameriprise Financial Inc.	475,900	20,740
			330,746
Health Care (12.4%)
	Alcon Inc.	788,180	127,843
*	GileadSciences Inc.	2,373,440	75,618
*	Celgene Corp.	1,367,060	70,431
	Teva Pharmaceutical
	Industries Ltd. ADR	1,021,660	51,675
*	Vertex Pharmaceuticals Inc.	841,500	28,056
	Allergan Inc.	408,035	25,061
*	Express Scripts Inc.	548,500	23,366
*	Illumina Inc.	413,700	17,744
	Covidien PLC	488,500	17,263
			437,057
Industrials (14.4%)
	Danaher Corp.	2,202,930	80,032
	United Parcel Service Inc.
	Class B	1,090,700	69,587
	Goodrich Corp.	796,100	54,517
	Illinois Tool Works Inc.	1,226,100	50,589
	Cooper Industries PLC	1,021,000	42,974
	Dover Corp.	688,900	30,835
	Rockwell Automation Inc.	564,800	28,884
	WW Grainger Inc.	262,400	27,759
*	Stericycle Inc.	373,300	24,451
	Honeywell International Inc.	537,100	20,995
	Manpower Inc.	457,800	19,457
	Roper Industries Inc.	300,190	17,435
	JBHunt Transport
	Services Inc.	504,390	16,514

13

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	CH Robinson
	Worldwide Inc.	202,100	13,134
	FedEx Corp.	143,300	11,185
			508,348
Information Technology (25.6%)
*	Apple Inc.	881,506	214,532
*	Google Inc. Class A	343,245	154,467
*	EMCCorp.	5,724,800	104,420
	Microsoft Corp.	3,665,325	86,062
	Hewlett-Packard Co.	1,548,700	59,594
*	CiscoSystems Inc.	2,908,180	58,309
*	eBayInc.	1,940,900	45,107
	Broadcom Corp. Class A	1,454,300	43,585
	Intel Corp.	1,369,678	24,271
*	Agilent Technologies Inc.	745,300	20,101
	QUALCOMM Inc.	523,285	20,047
*	McAfee Inc.	383,300	18,034
	VisaInc. Class A	251,000	17,314
	KLA-TencorCorp.	594,100	16,641
*	Juniper Networks Inc.	425,700	11,579
*	NVIDIA Corp.	1,191,300	11,115
			905,178
Materials (4.4%)
	Dow Chemical Co.	1,914,800	46,664
	Monsanto Co.	815,510	42,936
	Praxair Inc.	402,240	34,605
	Freeport-McMoRan
	Copper & Gold Inc.	355,375	25,580
^	ArcelorMittal	156,000	4,513
			154,298
Total Common Stocks
(Cost $3,609,155)			3,409,805

		Market
		Value
	Shares	($000)
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.4%)
3,4 Vanguard Market
Liquidity Fund,
0.288%	120,049,125	120,049

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.5%)
5,6 Freddie Mac
Discount Notes,
0.245%, 9/21/10	18,000	17,998
Total Temporary Cash Investments
(Cost $138,047)		138,047
Total Investments (100.4%)
(Cost $3,747,202)		3,547,852
Other Assets and Liabilities (-0.4%)
Other Assets		39,177
Liabilities[4]		(53,104)
		(13,927)
Net Assets (100%)		3,533,925

14

U.S. Growth Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,638,384
Undistributed Net Investment Income	3,406
Accumulated Net Realized Losses	(3,906,756)
Unrealized Appreciation (Depreciation)
Investment Securities	(199,350)
Futures Contracts	(1,759)
Net Assets	3,533,925

Investor Shares—Net Assets
Applicable to 189,640,574 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,796,494
Net Asset Value Per Share—
Investor Shares	$14.75

Admiral Shares—Net Assets
Applicable to 19,303,303 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	737,431
Net Asset Value Per Share—
Admiral Shares	$38.20

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,282,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 1.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,440,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $17,998,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends[1]	42,877
Interest[1]	306
Security Lending	277
Total Income	43,460
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,368
Performance Adjustment	(1,075)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,028
Management and Administrative—Admiral Shares	1,131
Marketing and Distribution—Investor Shares	599
Marketing and Distribution—Admiral Shares	164
Custodian Fees	60
Auditing Fees	28
Shareholders’ Reports—Investor Shares	77
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	9
Total Expenses	16,407
Expenses Paid Indirectly	(225)
Net Expenses	16,182
Net Investment Income	27,278
Realized Net Gain (Loss)
Investment Securities Sold[1]	214,584
Futures Contracts	19,830
Realized Net Gain (Loss)	234,414
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(225,014)
Futures Contracts	(9,452)
Change in Unrealized Appreciation (Depreciation)	(234,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,226

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $260,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,278	28,907
Realized Net Gain (Loss)	234,414	(587,511)
Change in Unrealized Appreciation (Depreciation)	(234,466)	(226,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,226	(784,692)
Distributions
Net Investment Income
Investor Shares	(16,650)	(23,339)
Admiral Shares	(6,066)	(8,835)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,716)	(32,174)
Capital Share Transactions
Investor Shares	(159,838)	(65,408)
Admiral Shares	(104,130)	(77,153)
Net Increase (Decrease) from Capital Share Transactions	(263,968)	(142,561)
Total Increase (Decrease)	(259,458)	(959,427)
Net Assets
Beginning of Period	3,793,383	4,752,810
End of Period[1]	3,533,925	3,793,383

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,406,000 and ($1,156,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.83	$17.89	$19.44	$17.06	$16.77
Investment Operations
Net Investment Income	.105	.105	.089	.113	.059
Net Realized and Unrealized Gain (Loss)
on Investments	(.099)	(3.049)	(1.523)	2.354	.266
Total from Investment Operations	.006	(2.944)	(1.434)	2.467	.325
Distributions
Dividends from Net Investment Income	(.086)	(.116)	(.116)	(.087)	(.035)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.086)	(.116)	(.116)	(.087)	(.035)
Net Asset Value, End of Period	$14.75	$14.83	$17.89	$19.44	$17.06

Total Return[1]	-0.02%	-16.29%	-7.44%	14.50%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,796	$2,956	$3,637	$4,308	$4,530
Ratio of Total Expenses to
Average Net Assets[2]	0.45%	0.49%	0.43%	0.50%	0.58%
Ratio of Net Investment Income to
Average Net Assets	0.66%	0.79%	0.47%	0.60%	0.34%
Portfolio Turnover Rate	74%	101%	107%	51%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$38.41	$46.37	$50.42	$44.24	$43.47
Investment Operations
Net Investment Income	.338	.335	.325	.416	.271
Net Realized and Unrealized Gain (Loss)
on Investments	(.256)	(7.919)	(3.950)	6.107	.677
Total from Investment Operations	.082	(7.584)	(3.625)	6.523	.948
Distributions
Dividends from Net Investment Income	(.292)	(.376)	(.425)	(.343)	(.178)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.292)	(.376)	(.425)	(.343)	(.178)
Net Asset Value, End of Period	$38.20	$38.41	$46.37	$50.42	$44.24

Total Return	0.13%	-16.15%	-7.28%	14.80%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$737	$838	$1,116	$1,325	$1,262
Ratio of Total Expenses to
Average Net Assets[1]	0.29%	0.30%	0.24%	0.27%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.82%	0.98%	0.66%	0.83%	0.58%
Portfolio Turnover Rate	74%	101%	107%	51%	48%

1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

U.S. Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index over the preceding three years for AllianceBernstein and over the preceding five years for William Blair & Company.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $1,075,000 (0.03%) based on performance.

After the close of the fiscal year, the board of trustees restructured the advisory arrangement for the fund. Wellington Management Company, LLP, and Delaware Investments have replaced AllianceBernstein L.P. as advisors to the fund beginning in October 2010.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $701,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2010, these arrangements reduced the fund’s expenses by $225,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

21

U.S. Growth Fund

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,409,805	—	—
Temporary Cash Investments	120,049	17,998	—
Futures Contracts—Assets[1]	192	—	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	3,530,036	17,998	—
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2010	98	25,683	(162)
S&P Mid-Cap 400 Index	September 2010	80	28,844	(1,384)
E-mini S&P 500 Index	September 2010	385	20,180	(213)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had $12,855,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,907,607,000 to offset future net capital gains of $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. Capital loss carryforwards of $2,582,798,000 expired on August 31, 2010; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2010, the cost of investment securities for tax purposes was $3,747,428,000. Net unrealized depreciation of investment securities for tax purposes was $199,576,000, consisting of unrealized gains of $186,799,000 on securities that had risen in value since their purchase and $386,375,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2010, the fund purchased $2,761,487,000 of investment securities and sold $3,035,029,000 of investment securities, other than temporary cash investments.

22

U.S. Growth Fund

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	287,660	18,248	397,147	30,584
Issued in Lieu of Cash Distributions	16,387	988	22,922	1,941
Redeemed	(463,885)	(28,939)	(485,477)	(36,477)
Net Increase (Decrease)—Investor Shares	(159,838)	(9,703)	(65,408)	(3,952)
Admiral Shares
Issued	114,435	2,754	135,668	4,030
Issued in Lieu of Cash Distributions	5,753	134	8,303	272
Redeemed	(224,318)	(5,395)	(221,124)	(6,551)
Net Increase (Decrease)—Admiral Shares	(104,130)	(2,507)	(77,153)	(2,249)

J. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $22,716,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.02%	-2.00%	-8.96%
Returns After Taxes on Distributions	-0.10	-2.08	-9.40
Returns After Taxes on Distributions and Sale of Fund Shares	0.11	-1.68	-6.95

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended August 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2010	8/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$922.45	$2.04
Admiral Shares	1,000.00	922.93	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$2.14
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Notice to Shareholders

U.S. Growth Fund Realigns Investment Advisory Team
The board of trustees of Vanguard U.S. Growth Fund has announced the restructuring of the fund’s investment advisory team by adding Wellington Management Company, LLP (Wellington Management), and Delaware Management Company (Delaware Investments) as investment advisors and removing AllianceBernstein L.P. (AllianceBernstein). Wellington Management, Delaware Investments, and the fund’s continuing investment advisor—William Blair & Company, L.L.C. (William Blair & Company)—each independently select and maintain a portfolio of common stocks for the fund. The assets from the portion of the fund formerly managed by AllianceBernstein, which accounted for approximately 65% of the fund as of August 31, 2010, have been divided equally between Wellington Management and Delaware Investments.

Delaware Investments, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm with more than $135 billion in assets under management as of June 30, 2010. Delaware Investments’ eight-member investment team averages 18 years of investment experience and 10 years with the team.

Founded in 1928, Wellington Management is an investment counseling firm with assets under management of approximately $567 billion as of August 31, 2010. Andrew J. Shilling, portfolio manager for the Wellington Management portion of the fund, leads a three-person investment team that averages 13 years of experience. This team is supported by the 47 global industry analysts at Wellington Management.

The restructuring of the fund’s investment advisory team is expected to result in an increase in the estimated expense ratio for the fund’s Investor Shares to 0.53% from 0.49% of the fund’s average net assets; the estimated expense ratio for the fund’s Admiral Shares is expected to increase to 0.34% from 0.30% of the fund’s average net assets. These expenses remain at a substantial discount to the 1.37% average expense ratio for large-cap growth funds (derived from data provided by Lipper Inc.). In addition, the fund’s investment objective, primary investment strategies, and primary risks will not change.

The table and examples on the next page show the fund’s actual expenses and cost of investing for its most recent fiscal year compared with the “pro forma” expenses and cost of investing that would have applied if the new advisory realignment had been in effect for that period. The examples are intended to help you compare the cost of investing in the fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the fund’s shares. These examples assume that the shares provide a return of 5% a year and that operating expenses remain as stated or match our estimates, as applicable. The results apply whether or not you redeem your investment at the end of the given period.

28

Annual Fund Operating Expenses
(Expenses deducted from the fund’s assets)

		Actual		Pro Forma
	Investor Shares	Admiral Shares	Investor Shares	Admiral Shares
Management Expenses	0.45%	0.27%	0.49%	0.31%
12b-1 Distribution Fee	None	None	None	None
Other Expenses	0.04%	0.03%	0.04%	0.03%
Total Annual Fund Operating Expenses	0.49%	0.30%	0.53%	0.34%

Examples

Actual	1 Year	3 Years	5 Years	10 Years
Investor Shares	$50	$157	$274	$616
Admiral Shares	31	97	169	381

Pro Forma	1 Year	3 Years	5 Years	10 Years
Investor Shares	$54	$170	$296	$665
Admiral Shares	35	109	191	431

Additional Information
Vanguard U.S. Growth Fund has entered into new investment advisory agreements with Wellington

Management and Delaware Investments. These additions will not affect the fund’s investment objective, policies, or strategies. The fee schedule for the advisory services provided by William Blair & Company has not changed.

Under the terms of the fund’s agreements with Wellington Management and Delaware Investments, the fund will pay Wellington Management and Delaware Investments a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portions of the fund managed by Wellington Management and Delaware Investments, respectively, during the quarter. In addition, the quarterly payments to Wellington Management and Delaware Investments may be increased or decreased by applying a performance adjustment. The adjustment is based on the cumulative total return of the portions of the fund managed by Wellington Management and Delaware Investments, respectively, over a trailing 36-month period relative to the total return of the Russell 1000 Growth Index over the same period. Transition rules apply to the fee calculation during the initial 36-month period.

For the fiscal year ended August 31, 2010, the fund paid approximately $6.4 million in base investment advisory fees to its advisors, or 0.16% of the fund’s average net assets. Note that these figures do not reflect any actual or potential adjustments based on the performance of assets managed by any advisor.

Vanguard U.S. Growth Fund receives corporate, management, administrative, and distribution services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

29

With respect to its portion of the U.S. Growth Fund, each advisor is responsible for managing the investment and reinvestment of a portion of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and the officers and trustees of the fund. The fund’s board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

Board Approval of the Investment Advisory Agreement with Wellington Management Company, LLP
The U.S. Growth Fund’s board of trustees retained Wellington Management under the terms of a new investment advisory agreement. The board’s decision to hire Wellington Management as part of the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s current investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Wellington Management and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Wellington Management as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Wellington Management. The board noted that Wellington Management employs a traditional, bottom-up, fundamental research investment approach that identifies companies that have demonstrated above-average growth at attractive valuations. The board concluded that it is in the best interests of the fund and its shareholders to add a high-quality manager with a track record of success such as Wellington Management. The board noted that adding Wellington Management as an advisor would allow the fund to retain its character as a diversified large-cap growth equity offering with a mix of differentiated active managers, who each have the opportunity to generate superior returns. The combination provides an attractive blend of proven managers, and should benefit fund shareholders over the long term.

• The board analyzed the performance of other funds and portfolios managed by Wellington Management. The board concluded that Wellington Management’s large-cap growth strategy had strong investment returns, has posted competitive results over the short term, and has outperformed relevant benchmarks and competitors over the long term.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Wellington Management would result in a modest increase in the fund’s aggregate investment advisory fees, but that the fund’s advisory fee rate and expense ratio would remain significantly below those of the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Wellington Management’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Wellington Management continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement to hire Wellington Management.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with Wellington Management.

Board Approval of the Investment Advisory Agreement with Delaware Investments
The U.S. Growth Fund’s board of trustees retained Delaware Investments under the terms of a new investment advisory agreement. The board’s decision to hire Delaware Investments as part of the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s current investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Delaware Investments and considered the following factors, among others:

• The board considered the benefits to shareholders of adding Delaware Investments as a new advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by Delaware Investments. The board noted that Delaware Investments uses deep, bottom-up fundamental research to identify the most attractive long-term investments. The board concluded that it is in the best interests of the fund and its shareholders to add a high-quality manager with a track record of success. The board noted that adding Delaware Investments as an advisor would allow the fund to retain its character as a diversified large-cap growth equity offering with a mix of differentiated active managers, who each have the opportunity to generate superior returns. The combination provides an attractive blend of proven managers, and should benefit fund shareholders over the long term.

• The board analyzed the performance of other funds and portfolios managed by Delaware Investments. The board concluded that Delaware Investments’ large-cap growth strategy has provided strong investment returns, has posted competitive results over the short term, and has outperformed relevant benchmarks and competitors over the long term.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Delaware Investments would result in a modest increase in the fund’s aggregate investment advisory fees, but that the fund’s advisory fee rate and expense ratio would remain significantly below those of the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Delaware Investments’ advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Delaware Investments continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement to hire Delaware Investments.

31

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets between the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with Delaware Investments.

Background Information on Wellington Management Company, LLP
Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment counseling firm founded in 1928. As of August 31, 2010, Wellington Management had assets under management that totaled approximately $567 billion. The manager primarily responsible for overseeing Wellington Management’s portion of Vanguard U.S. Growth Fund is:

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994; has managed investment portfolios since 2000; and has managed a portion of the fund since October 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

Background Information on Delaware Investments
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, is an investment management firm founded in 1929. As of June 30, 2010, Delaware Investments had assets under management that totaled more than $135 billion. The managers primarily responsible for overseeing Delaware Investments’ portion of Vanguard U.S. Growth Fund are:

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1988; has managed investment portfolios since joining Delaware in 2005; and has co-managed a portion of the fund since October 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1994; has managed investment portfolios since 2004; has been with Delaware since 2005; and has co-managed a portion of the fund since October 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1994; has managed investment portfolios since 1996; has been with Delaware since 2005; and has co-managed a portion of the fund since October 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments. He has worked in investment management since 1980; has managed investment portfolios since 1984; has been with Delaware since 2005; and has co-managed a portion of the fund since October 2010. Education: B.A., California State University at Fullerton.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102010

Vanguard International Growth Fund
Annual Report

August 31, 2010

> Vanguard International Growth Fund returned about 5% for the fiscal year ended August 31, 2010, exceeding the returns of its comparative benchmarks.

> Emerging markets outperformed their developed market counterparts during the period.

> The fund’s holdings in emerging markets and strong stock selection in the consumer staples, information technology, and materials sectors—contributed most to its performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2010
Total
Returns
Vanguard International Growth Fund
Investor Shares	5.19%
Admiral™ Shares	5.36
Spliced International Index	-2.67
International Funds Average	1.05

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2009, Through August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$15.73	$16.27	$0.286	$0.000
Admiral Shares	50.08	51.81	0.987	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard International Growth Fund returned about 5% for the fiscal year ended August 31, besting both the average return of its peer international funds and its spliced benchmark index, which recorded a negative return. It was International Growth’s first positive fiscal-year return since the global credit-market turmoil began in 2007.

Despite sharp declines in global stock markets in the spring, at the height of Europe’s sovereign debt crisis, the fund’s investments in all regions contributed positively to its result. Emerging market stocks, which notched double-digit gains, were notably strong performers.

Please note that on June 1, the International Growth Fund’s primary benchmark changed from the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index to the MSCI All Country World Index ex USA, which is designed to measure the equity performance of developed and emerging markets outside the United States. The new index is more consistent with the fund’s investment objective and its longstanding practice of investing in both developed and emerging markets. The Spliced International Index referred to on page 1 and elsewhere in this report combines the old and new benchmarks.

If you invest in the fund through a taxable account, page 32 shows after-tax returns for investors in the highest tax bracket.

2

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to economic indicators in the U.S. suggested that the powerful rebound in corporate earnings could be at risk.

This alternating pattern of hope and fear persisted through the period’s final months. Broad-based international stocks returned about 3% for the fiscal year, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	-8.34%	-0.71%
Russell 2000 Index (Small-caps)	6.60	-7.44	-0.69
Dow Jones U.S. Total Stock Market Index	6.15	-7.83	-0.31
MSCI All Country World Index ex USA (International)	3.27	-7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	9.78	6.62	5.02
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to bonds in search of income, despite the risks such a shift entails.

Emerging markets bolstered the fund’s performance
Vanguard International Growth Fund’s performance fluctuated throughout the fiscal year, particularly in the second half, as fears of government debt problems in Europe sent world markets reeling.

With more than half of its assets, on average, in Europe, the fund could not escape the ripple effects of Greece’s debt crisis as it spread to other countries, including Spain, Portugal, Italy, and Ireland. The fund returned –10% in May—at the peak of the crisis—but quickly recovered by July, when it jumped nearly 10%, thanks in part to investors’ confidence in policymakers’ swift and forceful response to the upheaval.

Astute stock selection in Europe helped the fund’s advisors sidestep some of the potholes that plagued the index’s performance. For example, the fund had no exposure to the hard-hit Greek and Portuguese stock markets—which returned –47% and –11%, respectively,

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.53%	0.34%	1.44%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the fund’s expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Funds.

4

in the benchmark—and, on average, held a smaller proportion of assets in the other fiscally shaky countries than the index weighting. Also key to the fund’s strong performance in the region were its holdings in the United Kingdom, which contributed more than 1 percentage point toward the overall result. The fund’s advisors made wise choices in the materials, consumer staples, and industrials sectors. Relative to comparable market indexes, the fund also benefited from its decision to avoid BP, the British oil giant whose stock tumbled as a result of the company’s massive oil spill in the Gulf of Mexico—the largest environmental disaster of its kind in U.S. history.

Emerging markets, which represented, on average, about one-fifth of the fund’s assets, made the strongest contribution (+5 percentage points) to the 12-month return. Of the fund’s 12 emerging market countries, more than half posted double-digit returns for the period, including China (+48%) and Brazil (+18%). In China, holdings such as Baidu (+138%), the country’s largest internet search engine, and consumer-related stocks enhanced performance. In Brazil, companies within the financials, materials, and consumer staples sectors performed best.

Developed markets in the Pacific region, with more than one-fifth of the fund’s assets, on average, contributed little to the fund’s outcome for the fiscal year. Japan, the largest country exposure in the region, struggled in several sectors, including financials, materials, and health care. Hong Kong, the third-largest market

Total Returns
Ten Years Ended August 31, 2010

Average
Annual Return
International Growth Fund Investor Shares	2.15%
Spliced International Index	1.07
International Funds Average	0.28

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

in the region after Australia, contributed the most, with strong performance in its industrial, consumer discretionary, and financial sectors.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Impressive ten-year record surpasses benchmark, peers
Over the past ten years, a period marked by extreme volatility in the financial markets, Vanguard International Growth Fund has exceeded the returns of both its unmanaged benchmark index and its peer group. The fund’s average annual return of about 2% is modest, but it was achieved during a very weak period in global stock markets. Over a full decade, the fund’s average annual return was nearly 2-percentage-points higher than the average for peer funds—representing a significant difference in wealth accumulation.

This performance edge is a tribute to the expertise of your fund’s three investment advisors: Baillie Gifford Overseas, Schroder Investment Management North America, and M&G Investment Management. Also, the fund’s low expenses help you keep more of its return, an advantage that compounds over time.

International stocks can diversify a balanced portfolio
The past year has been tumultuous for investors in international markets, particularly in Europe. Although such periods can be frustrating, the markets’ ups and downs are an integral part of investing.

Vanguard International Growth Fund will no doubt undergo fluctuations in the future, too, but we believe that including international stocks in a long-term portfolio can provide useful diversification to help temper overall volatility. Indeed, Vanguard research indicates that the benefits of including international holdings in an investment program usually become more apparent in the long run, as the economic and financial performances of various countries diverge.

As always, we encourage investors to develop a portfolio that includes stock, bond, and cash investments in proportions consistent with individual goals and risk tolerance. Such a balanced portfolio can help buffer your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 10, 2010

6

Advisors’ Report

For the fiscal year ended August 31, 2010, Vanguard International Growth Fund returned about 5%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on September 17, 2010.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	45	6,700	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	43	6,446	Equity analysts in 11 countries and an international
Management North America, Inc.			team of global sector and regional specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	10	1,429	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	2	271	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson
Chief Investment Officer and Head of Global Equities

It is increasingly difficult to characterize the world economy as a whole. Some areas—including China, Brazil, Korea, and Germany—are doing very well. Others, however, such as the United States and southern Europe, remain sluggish. The main differentiating factor is debt: Some countries need very low interest rates to sustain their debt burdens and avert a slide into deflation, whereas others don’t need such stimulus and actually are finding current rates too low.

We are especially impressed with Germany’s performance, which has been helped by a combination of factors: strong exports, a competitive currency weakened by the debt problems facing the peripheral nations in Europe, and the lack of significant debt. A long-awaited revival in consumption has produced stunning corporate results. Germany’s exports to China have been projected to rise nearly 60% by year-end 2010. Also, BMW’s sales to China doubled over the fiscal period, and its sales throughout Europe rebounded.

We do not believe in the so-called double-dip theory—that the U.S. economy will plunge into another recession. Plenty of evidence points to financial healing as banks and consumers slowly rebuild their reserves. America’s problems are disappointing, but the global economy no longer relies on the U.S. consumer as it once did. Today’s world is multipolar, led, for the time being, by China.

Share prices of companies in international markets have been influenced more by America’s housing problems than by developments in home countries, so most stock markets have been dull, despite strong rises in profits. This has provided investors with opportunities, and there are signs that companies are beginning to respond by using their immense cash piles to acquire one another. The hunt for yield has left bonds looking extraordinarily expensive, while non-U.S. equity markets, with values of about ten times current earnings and yields of 3%, look fairly cheap. Buying opportunities don’t occur in times of general jollity, so we find the current gloom encouraging.

Our portfolio has benefited from our optimism about the developing world and skepticism about demand in the mature economies and the banks that depend on them. We have added more technology companies to our roster, but our general approach is still patient, rather than busy.

8

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

Most countries recovered from their recessions by the end of 2009, but concerns about European sovereign debt and potential contagion later disrupted many financial markets. European leaders agreed on a 750 billion euro stabilization scheme, and individual countries unveiled sweeping austerity packages. During the period, Basel III and new U.S., European Union, and U.K. rules helped to bring clarity to a new financial regulatory framework. In Asia, Japan continued to struggle with a strong yen and slow growth. After impressive gross domestic product growth for first-quarter 2010, China ended the stimulus measures it had put into place during the financial crisis, in order to rein in some of the impacts of excessive liquidity, such as property price increases.

Currencies remained volatile during the period. Most noticeably, the yen and the Brazilian real appreciated nearly 10% and 7%, respectively, versus the dollar, while the euro and the British pound depreciated 11% and about 5%, respectively.

Turning to performance, on a pure stock-selection basis our top contributors during the period were China Resources Enterprise, Jardine Matheson Holdings, Niko Resources, and Swire Pacific. Most regions contributed positively to performance, with emerging markets and Japan being the strongest contributors. North American and Pacific ex-Japan holdings also added value, while from a sector perspective, financials, energy, and consumer discretionary holdings led.

Within financials, the continued cautious approach to developed market stocks (such as Sony Financial and DnB NOR), combined with a targeted exposure to holdings benefiting from earnings growth in Asia and emerging markets (including Swire Pacific, Itau Unibanco Holding, and Australia & New Zealand Banking Group), rewarded.

In energy, holdings such as Niko Resources, which is benefiting from strong cash flow from its Indian assets, and U.K.-based AMEC, which we recently acquired, were strong contributors.

Throughout our portion of the portfolio, our conviction in companies benefiting from exposure to emerging markets’ growth in consumption remained supported by long-term demographic trends and the economic concept of

9

the “supercycle,” which concerns the impact of emerging market growth on the rest of the world. Examples of such holdings in emerging or developed markets include, in China, Baidu, China Resources, and Ctrip.com International, along with Jardine Matheson Holdings (in Hong Kong), Unicharm (in Japan), and Fresenius Medical Care (in Germany).

Looking forward, the global economic environment remains volatile. The developed economies’ adjustment to slower growth will progress as the deleveraging process unfolds. While companies in the developed world are for the most part in good shape as a result of the cost adjustments they made during the crisis, it is unclear whether a gradual normalization of the environment will lead to strong employment. Recently, Europe has seen improving economic results in Germany, which has benefited from substantial exports to emerging markets and China, in particular. Although tensions in southern Europe have receded for the time being, the situation there remains fragile. In addition, European fiscal constraints and budget cuts to come will put renewed pressure on public employment particularly, at a time when private-sector employment has yet to show signs of robust improvement.

The international corporate sector, however, is in very good health, with solid margins and strong balance sheets. We expect to see more merger-and-acquisition activity as companies look to deploy capital.

We continue to find attractively priced growth companies with quality names and a strong competitive advantage. As the globe adjusts to the “new normal”—a world in which economic growth is fueled by the large emerging economies, developed market consumers deleverage, and the financial system settles in to function under new rules—we believe competitive companies with solid balance sheets will find attractive growth opportunities.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

The fund generated a positive return for investors during a fiscal period characterized by high stock market volatility. Early on, investors’ optimism about the economic recovery led to healthy gains for global equities, especially in emerging market and commodities-related stocks. However, this rally ground to a halt in April, as investor sentiment was dented by factors including growing concern about the government debt crisis in peripheral Europe.

10

Against this backdrop, strong contributions to performance came from a range of good-quality businesses, particularly those in Europe, including Symrise, a German supplier of flavors and fragrances; Irish food and ingredients manufacturer Kerry Group; and highly cash-generative Swiss food giant Nestlé. French advertising and media specialist Publicis and Brazilian miner Vale, the world’s largest producer of iron ore, were among the more economically sensitive stocks in the portfolio that also performed well.

At a time when banks’ potential exposure to sovereign bonds from heavily indebted, peripheral European countries was under close scrutiny, the fund’s relatively small holding in financials, and European banks in particular, was beneficial.

By contrast, weak contributions came from those companies in the portfolio that were negatively affected by concerns over a slowdown in economic growth, particularly related to construction and discretionary consumer spending. For example, Austrian brick manufacturer Wienerberger was a leading detractor as the company suffered from continuing fragility in the European and U.S. construction markets. A number of holdings reliant on consumer expenditure disappointed, including Hong Kong power-tool manufacturer Techtronic Industries, U.K. automobile distributor Inchcape, and Japanese car manufacturer Toyota Motor, the last of these succumbing to negative sentiment related to quality issues.

During a period of consistently high stock market volatility, we remained committed to our investment strategy of selecting quality, value-creating companies with scarce assets that provide a sustainable competitive advantage from both cyclical and defensive areas of the stock market. Transatlantic cruise operator Carnival, Japanese clinical diagnostic devices supplier Sysmex, and German cash machines and payment systems provider Wincor-Nixdorf were among the companies we added to the portfolio. Investors have yet to recognize these businesses’ ability to deliver sustainable returns and their potential for profitable growth over the long term.

We took profits from the holdings in some of the portfolio’s strongest performers during the review period, including Taiwanese electronics manufacturer Compal Electronics and globally diversified testing services business Intertek. Following reasonably strong performance for the fund, our position in Australian packaging firm Amcor was closed as we saw opportunities to reinvest the proceeds in higher-quality businesses elsewhere.

11

International Growth Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.53%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	182	1,813
Median Market Cap	$30.4B	$25.9B
Price/Earnings Ratio	17.6x	15.5x
Price/Book Ratio	1.9x	1.6x
Return on Equity	20.8%	18.1%
Earnings Growth Rate	6.5%	4.6%
Dividend Yield	2.1%	3.0%
Turnover Rate	44%	—
Short-Term Reserves	0.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	13.1%	8.8%
Consumer Staples	10.6	9.1
Energy	8.3	10.2
Financials	22.9	25.8
Health Care	7.1	6.3
Industrials	14.4	10.4
Information Technology	11.3	6.4
Materials	9.5	11.9
Telecommunication
Services	1.7	6.3
Utilities	1.1	4.8

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.06	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Itau Unibanco Holding	Diversified Banks
SA		2.4%
Baidu Inc. ADR	Internet Software &
	Services	2.1
Novartis AG	Pharmaceuticals	2.1
BG Group PLC	Integrated Oil &
	Gas	2.1
Canon Inc.	Office Electronics	1.8
Petroleo Brasileiro SA	Integrated Oil &
	Gas	1.7
Atlas Copco AB Class A	Industrial
	Machinery	1.5
Tesco PLC	Food Retail	1.5
Banco Santander SA	Diversified Banks	1.5
Standard Chartered PLC	Diversified Banks	1.5
Top Ten		18.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.6%	15.0%
France	7.3	6.7
Switzerland	6.8	5.6
Germany	5.9	5.2
Sweden	3.7	2.0
Spain	2.6	2.6
Netherlands	2.3	1.8
Denmark	1.8	0.7
Other	2.0	4.6
Subtotal	51.0%	44.2%
Pacific
Japan	13.9%	15.4%
Australia	4.7	5.7
Hong Kong	3.6	1.8
Other	0.4	1.3
Subtotal	22.6%	24.2%
Emerging Markets
China	7.8%	4.3%
Brazil	7.2	3.7
South Korea	1.8	3.1
India	1.7	1.8
Turkey	1.2	0.4
Taiwan	1.0	2.5
Other	2.5	7.4
Subtotal	23.2%	23.2%
Middle East
Israel	1.3%	0.6%
North America
Canada	1.9%	7.8%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2000, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Growth Fund Investor
Shares	5.19%	3.59%	2.15%	$12,365
MSCI All Country World Index ex USA	3.27	3.78	3.18	13,680
Spliced International Index	-2.67	0.89	1.07	11,120
International Funds Average	1.05	1.04	0.28	10,286

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

International Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

		Average Annual Total Returns
		Periods Ended August 31, 2010
			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(8/13/2001)	Investment
International Growth Fund Admiral
Shares	5.36%	3.79%	5.56%	$163,202
MSCI All Country World Index ex
USA	3.27	3.78	6.68	179,516
Spliced International Index	-2.67	0.89	4.17	144,756
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): August 31, 2000, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	11.86%	3.69%	1.14%
Admiral Shares	8/13/2001	12.01	3.88	4.93[1]
1 Return since inception.

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

15

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.4%)[1]
Australia (4.4%)
	Australia & New Zealand
	Banking Group Ltd.	8,562,878	173,220
	Woolworths Ltd.	5,214,600	128,691
	Woodside Petroleum Ltd.	2,777,000	103,734
	Brambles Ltd.	14,934,900	78,053
^	Newcrest Mining Ltd.	2,246,000	74,528
^,*	Fortescue Metals
	Group Ltd.	13,582,674	57,327
*	James Hardie Industries
	SE	6,196,069	29,517
^	Sims Metal
	Management Ltd.	1,004,886	14,853
			659,923
Austria (0.1%)
	Wienerberger AG	1,720,000	22,174

Belgium (0.6%)
	Anheuser-Busch InBev
	NV	1,730,000	89,873
	Barco NV	24,400	1,122
			90,995
Brazil (7.1%)
	Petroleo Brasileiro
	SA ADR Type A	7,733,400	228,599
	Itau Unibanco Holding
	SA ADR	8,592,375	185,338
	Itau Unibanco Holding
	SA Prior Pfd.	8,226,490	175,936
	BM&FBovespa SA	17,436,600	126,586
	Vale SA Class B Pfd.
	ADR	3,641,900	86,022
*	OGX Petroleo e
	Gas Participacoes SA	7,117,200	84,859

			Market
			Value
		Shares	($000)
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	636,426	44,817
	Banco do Brasil SA	1,522,467	24,602
	Vale SA Prior Pfd.	1,035,000	24,298
	Redecard SA	1,679,000	23,145
	Petroleo Brasileiro SA
	Prior Pfd.	1,515,000	22,342
	B2W Cia Global
	Do Varejo	1,063,000	16,972
	Fibria Celulose SA	716,170	10,961
			1,054,477
Canada (1.9%)
	Suncor Energy Inc.	3,827,000	115,957
	Niko Resources Ltd.	799,600	78,921
	Teck Resources Ltd.
	Class B	1,938,000	64,827
	Sherritt
	International Corp.	2,300,000	14,775
	Harry Winston
	Diamond Corp.	732,000	7,366
			281,846
China (7.7%)
*	Baidu Inc. ADR	4,050,000	317,642
	China Resources
	Enterprise Ltd.	28,546,000	119,247
	Ping An Insurance
	Group Co. of China Ltd.	13,269,500	109,772
	Tencent Holdings Ltd.	5,691,000	104,357
*	Ctrip.com
	International Ltd. ADR	2,177,400	88,163
	China
	Merchants Holdings
	International Co. Ltd.	25,280,029	85,387
	CNOOC Ltd.	44,035,000	74,987
*	Agricultural Bank of
	China Ltd.	155,679,000	70,447

16

International Growth Fund

			Market
			Value
		Shares	($000)
^	Dongfang
	Electric Corp. Ltd.	17,496,400	63,771
	China Merchants
	Bank Co. Ltd.	18,899,500	48,952
	Beijing Enterprises
	Holdings Ltd.	4,379,500	30,912
^	Chaoda
	Modern Agriculture
	Holdings Ltd.	23,000,719	17,152
	Ports Design Ltd.	4,958,000	12,169
			1,142,958
Denmark (1.8%)
	Novo Nordisk A/S
	Class B	1,135,200	97,288
	Novozymes A/S	634,400	74,330
*	Vestas Wind Systems A/S	1,653,736	61,389
	AP Moller - Maersk A/S
	Class B	3,750	28,151
			261,158
France (7.0%)
	Cie Generale d’Optique
	Essilor International SA	3,107,800	188,340
	PPR	1,142,265	148,207
	GDF Suez	3,926,000	121,123
	L’Oreal SA	901,231	89,413
	BNP Paribas	1,415,000	88,017
	Schneider Electric SA	764,000	80,672
	ArcelorMittal	2,678,000	77,753
	Vallourec SA	785,750	67,188
	European Aeronautic
	Defence and
	Space Co. NV	1,720,000	37,755
	Publicis Groupe SA	865,000	36,138
	Total SA	620,000	28,870
	Danone	492,000	26,374
	Societe Generale	500,000	25,285
	CFAO SA	728,105	22,075
			1,037,210
Germany (5.7%)
	SAP AG	3,435,400	149,454
	Adidas AG	2,307,810	117,133
	Siemens AG	1,235,000	112,013
	Fresenius Medical Care
	AG & Co. KGaA	1,756,000	99,156
	Linde AG	713,000	79,921
	Porsche Automobil
	Holding SE Prior Pfd.	994,400	46,156
	ThyssenKrupp AG	1,688,000	45,848
	GEA Group AG	2,097,000	43,435
	Symrise AG	1,495,000	36,844
^,*	TUI AG	3,575,300	35,929
	Wincor Nixdorf AG	573,283	33,264
	E.ON AG	800,000	22,401

		Market
		Value
	Shares	($000)
Celesio AG	856,571	17,326
^,* Q-Cells SE	986,500	6,348
		845,228
Hong Kong (3.6%)
Swire Pacific Ltd.	12,636,000	152,480
Jardine Matheson
Holdings Ltd.	3,111,600	135,258
Sun Hung Kai
Properties Ltd.	5,331,000	75,152
Hong Kong Exchanges
and Clearing Ltd.	4,514,200	70,995
Li & Fung Ltd.	10,292,000	52,311
^ Techtronic Industries Co.	25,499,943	22,163
Esprit Holdings Ltd.	3,519,605	19,891
		528,250
India (1.7%)
Housing Development
Finance Corp.	7,063,700	94,343
Tata Motors Ltd.	3,981,000	85,383
HDFC Bank Ltd.	1,036,000	46,980
* Reliance Capital Ltd.	1,454,500	23,509
		250,215
Indonesia (0.4%)
Telekomunikasi Indonesia
Tbk PT	64,030,000	61,247

Ireland (0.2%)
Kerry Group PLC Class A	925,000	30,345

Israel (1.3%)
Teva Pharmaceutical
Industries Ltd. ADR	3,712,900	187,798

Italy (0.4%)
Intesa Sanpaolo SPA
(Registered)	18,981,662	52,898

Japan (13.3%)
Canon Inc.	6,407,100	261,823
Honda Motor Co. Ltd.	6,216,500	204,916
Mitsubishi Corp.	9,482,800	203,940
Nintendo Co. Ltd.	570,100	158,202
Rakuten Inc.	199,916	151,517
Unicharm Corp.	972,000	118,435
Bridgestone Corp.	6,451,000	111,721
SMC Corp.	756,400	93,027
* Yamaha Motor Co. Ltd.	5,710,000	76,908
Sekisui Chemical Co. Ltd.	12,557,000	73,786
Japan Tobacco Inc.	23,355	72,439
Yamada Denki Co. Ltd.	1,023,570	63,692
Sony Corp.	2,081,200	58,251
Sony Financial
Holdings Inc.	17,589	57,729

17

International Growth Fund

		Market
		Value
	Shares	($000)
Hoya Corp.	2,310,700	50,902
THK Co. Ltd.	2,809,900	46,161
Rohm Co. Ltd.	589,500	35,484
Sysmex Corp.	540,000	34,204
Toyota Motor Corp.	890,000	30,203
Kyocera Corp.	347,900	29,476
Astellas Pharma Inc.	810,000	27,944
Trend Micro Inc.	695,000	18,803
		1,979,563
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	7,904

Mexico (0.4%)
Wal-Mart de Mexico SAB
de CV	16,400,000	36,666
Consorcio ARA SAB
de CV	30,500,000	17,584
		54,250
Netherlands (2.2%)
* ING Groep NV	17,936,000	158,578
Unilever NV	5,485,000	146,542
^ TNT NV	1,173,613	29,664
		334,784
Norway (0.5%)
DnB NOR ASA	4,178,776	45,966
Statoil ASA	1,225,000	22,932
		68,898
Peru (0.4%)
Credicorp Ltd.	585,600	61,634

Russia (0.2%)
Gazprom OAO ADR	1,613,100	33,166

Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	36,368
DBS Group Holdings Ltd.	2,502,686	25,721
		62,089
South Africa (0.6%)
Impala Platinum
Holdings Ltd.	1,778,600	41,841
Sasol Ltd.	620,000	23,552
MTN Group Ltd.	1,330,000	21,677
		87,070
South Korea (1.8%)
Samsung
Electronics Co. Ltd.	276,000	174,511
Shinhan Financial
Group Co. Ltd.	2,047,000	78,231
Hankook Tire Co. Ltd.	880,000	19,167
		271,909

		Market
		Value
	Shares	($000)
Spain (2.5%)
Banco Santander SA	18,877,667	220,632
Inditex SA	2,217,885	147,639
		368,271
Sweden (3.6%)
Atlas Copco AB Class A	15,095,533	228,624
Sandvik AB	10,514,363	124,125
Svenska Handelsbanken
AB Class A	3,672,206	95,573
Telefonaktiebolaget LM
Ericsson Class B	3,700,000	35,800
Oriflame Cosmetics SA	575,000	30,038
Alfa Laval AB	1,840,254	26,780
		540,940
Switzerland (6.8%)
Novartis AG	5,830,000	305,794
Cie Financiere Richemont
SA	3,635,300	140,856
Credit Suisse Group AG	2,647,000	115,652
Syngenta AG	399,100	91,924
Geberit AG	494,180	79,468
GAM Holding Ltd.	5,635,087	70,064
ABB Ltd.	2,863,100	55,243
Nestle SA	780,000	40,339
Roche Holding AG	275,000	37,356
Zurich Financial Services
AG	154,000	34,300
Holcim Ltd.	535,000	32,056
		1,003,052
Taiwan (1.0%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	37,122,508	68,053
AU Optronics Corp. ADR	7,662,095	65,970
Compal Electronics Inc.	18,353,304	20,596
		154,619
Thailand (0.5%)
Kasikornbank PCL	19,719,000	68,461
Kasikornbank PCL
(Foreign)	1,762,100	6,428
		74,889
Turkey (1.2%)
Turkiye Garanti Bankasi
AS	35,984,000	173,254

United Kingdom (18.0%)
BG Group PLC	18,904,213	304,543
Tesco PLC	36,405,778	227,348
Standard Chartered PLC	8,080,300	215,593
Rio Tinto PLC	4,153,000	209,524
BHP Billiton PLC	6,822,700	190,907

18

International Growth Fund

			Market
			Value
		Shares	($000)
	British American Tobacco
	PLC	4,963,464	168,785
*	Lloyds Banking Group
	PLC	143,770,785	153,516
	Vodafone Group PLC	63,449,665	153,239
	Rolls-Royce Group PLC	13,797,616	116,955
	SABMiller PLC	3,960,000	112,899
	Kingfisher PLC	32,849,000	102,722
	Prudential PLC	10,627,000	92,348
	Eurasian Natural
	Resources Corp. PLC	5,739,000	74,340
	AMEC PLC	5,048,764	70,716
	Sage Group PLC	16,690,000	62,735
	Meggitt PLC	14,917,500	60,685
*	Signet Jewelers Ltd.	1,356,000	35,781
*	Autonomy Corp. PLC	1,423,100	33,949
	GlaxoSmithKline PLC	1,810,000	33,915
	G4S PLC	8,600,000	33,311
	Ultra Electronics
	Holdings PLC	1,280,000	32,698
	HSBC Holdings PLC	3,229,512	31,818
	Unilever PLC	1,190,000	31,449
	Carnival PLC	920,000	29,784
	Victrex PLC	1,706,167	28,104
	Intertek Group PLC	1,047,522	26,988
	Inchcape PLC	6,480,000	25,334
	BAE Systems PLC	3,162,777	14,304
			2,674,290
Total Common Stocks
(Cost $13,420,186)			14,457,304
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.0%)
2,3	Vanguard Market
	Liquidity Fund,
	0.288%	450,667,752	450,668

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
4,5	Fannie Mae
	Discount Notes,
	0.280%, 12/15/10	5,000	4,997
4,5	Fannie Mae
	Discount Notes,
	0.320%, 12/20/10	10,000	9,993
4,5	Fannie Mae
	Discount Notes,
	0.240%, 2/16/11	5,000	4,995
4,5	Fannie Mae
	Discount Notes,
	0.320%, 3/1/11	1,000	999
4	Federal Home Loan Bank
	Discount Notes, 0.300%,
	11/19/10	2,000	1,999
4	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	1,500	1,500
4	Freddie Mac
	Discount Notes,
	0.320%, 12/15/10	3,000	2,998
4	Freddie Mac
	Discount Notes,
	0.340%, 12/17/10	2,500	2,498
4,5	Freddie Mac
	Discount Notes,
	0.280%, 2/1/11	5,000	4,995
4,5	Freddie Mac
	Discount Notes,
	0.295%, 3/31/11	5,000	4,993
			39,967
Total Temporary Cash Investments
(Cost $490,626)			490,635
Total Investments (100.7%)
(Cost $13,910,812)			14,947,939
Other Assets and Liabilities (-0.7%)
Other Assets			100,342
Liabilities[3]			(202,262)
			(101,920)
Net Assets (100%)			14,846,019

19

International Growth Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	16,843,340
Undistributed Net Investment Income	181,439
Accumulated Net Realized Losses	(3,224,734)
Unrealized Appreciation (Depreciation)
Investment Securities	1,037,127
Futures Contracts	(1,178)
Foreign Currencies and
Forward Currency Contracts	10,025
Net Assets	14,846,019

Investor Shares—Net Assets
Applicable to 644,798,883 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,493,324
Net Asset Value Per Share—
Investor Shares	$16.27

Admiral Shares—Net Assets
Applicable to 84,020,366 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,352,695
Net Asset Value Per Share—
Admiral Shares	$51.81

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $81,436,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $86,453,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $22,478,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends[1]	331,614
Interest[2]	1,331
Security Lending	8,818
Total Income	341,763
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,219
Performance Adjustment	4,340
The Vanguard Group—Note C
Management and Administrative—Investor Shares	32,370
Management and Administrative—Admiral Shares	6,140
Marketing and Distribution—Investor Shares	2,451
Marketing and Distribution—Admiral Shares	912
Custodian Fees	2,599
Auditing Fees	38
Shareholders’ Reports—Investor Shares	362
Shareholders’ Reports—Admiral Shares	45
Trustees’ Fees and Expenses	33
Total Expenses	68,509
Expenses Paid Indirectly	(175)
Net Expenses	68,334
Net Investment Income	273,429
Realized Net Gain (Loss)
Investment Securities Sold	(43,612)
Futures Contracts	54,532
Foreign Currencies and Forward Currency Contracts	(10,958)
Realized Net Gain (Loss)	(38)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	507,861
Futures Contracts	(61,485)
Foreign Currencies and Forward Currency Contracts	(4,800)
Change in Unrealized Appreciation (Depreciation)	441,576
Net Increase (Decrease) in Net Assets Resulting from Operations	714,967

1 Dividends are net of foreign withholding taxes of $19,697,000.
2 Interest income from an affiliated company of the fund was $1,194,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	273,429	331,879
Realized Net Gain (Loss)	(38)	(3,200,301)
Change in Unrealized Appreciation (Depreciation)	441,576	444,595
Net Increase (Decrease) in Net Assets Resulting from Operations	714,967	(2,423,827)
Distributions
Net Investment Income
Investor Shares	(186,646)	(320,390)
Admiral Shares	(79,427)	(134,624)
Realized Capital Gain
Investor Shares	—	(514,799)
Admiral Shares	—	(202,398)
Total Distributions	(266,073)	(1,172,211)
Capital Share Transactions
Investor Shares	(55,225)	792,137
Admiral Shares	291,731	150,634
Net Increase (Decrease) from Capital Share Transactions	236,506	942,771
Total Increase (Decrease)	685,400	(2,653,267)
Net Assets
Beginning of Period	14,160,619	16,813,886
End of Period[1]	14,846,019	14,160,619
1 Net Assets—End of Period includes undistributed net investment income of $181,439,000 and $179,384,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.73	$20.43	$26.13	$23.97	$19.83
Investment Operations
Net Investment Income	.291	.398[1]	.473	.594	.541
Net Realized and Unrealized Gain (Loss)
on Investments	.535	(3.633)	(3.431)	4.132	4.284
Total from Investment Operations	.826	(3.235)	(2.958)	4.726	4.825
Distributions
Dividends from Net Investment Income	(.286)	(.562)	(.528)	(.530)	(.370)
Distributions from Realized Capital Gains	—	(.903)	(2.214)	(2.036)	(.315)
Total Distributions	(.286)	(1.465)	(2.742)	(2.566)	(.685)
Net Asset Value, End of Period	$16.27	$15.73	$20.43	$26.13	$23.97

Total Return[2]	5.19%	-13.75%	-12.83%	20.87%	24.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,493	$10,226	$11,969	$13,219	$10,466
Ratio of Total Expenses to
Average Net Assets[3]	0.49%	0.53%	0.47%	0.51%	0.55%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.84%[1]	2.07%	2.47%	2.52%
Portfolio Turnover Rate	44%	51%	55%	41%	45%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$50.08	$65.09	$83.26	$76.36	$63.15
Investment Operations
Net Investment Income	1.009	1.340[1]	1.649	2.051	1.861
Net Realized and Unrealized Gain (Loss)
on Investments	1.708	(11.571)	(10.929)	13.159	13.639
Total from Investment Operations	2.717	(10.231)	(9.280)	15.210	15.500
Distributions
Dividends from Net Investment Income	(.987)	(1.909)	(1.845)	(1.832)	(1.288)
Distributions from Realized Capital Gains	—	(2.870)	(7.045)	(6.478)	(1.002)
Total Distributions	(.987)	(4.779)	(8.890)	(8.310)	(2.290)
Net Asset Value, End of Period	$51.81	$50.08	$65.09	$83.26	$76.36

Total Return[2]	5.36%	-13.57%	-12.67%	21.11%	25.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,353	$3,934	$4,845	$5,060	$3,506
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.34%	0.28%	0.31%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.90%	3.03%[1]	2.26%	2.67%	2.72%
Portfolio Turnover Rate	44%	51%	55%	41%	45%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use

25

International Growth Fund

of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. are

26

International Growth Fund

subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance since February 29, 2008, relative to the MSCI All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $4,340,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $2,880,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2010, these arrangements reduced the fund’s expenses by $175,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,452,207	—	—
Common Stocks----Other	659,574	12,345,523	—
Temporary Cash Investments	450,668	39,967	—
Futures Contracts—Liabilities[1]	(3,255)	—	—
Forward Currency Contracts—Assets	—	10,095	—
Total	2,559,194	12,395,585	—
1 Represents variation margin on the last day of the reporting period.

27

International Growth Fund

F. At August 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	10,095	10,095
Liabilities	(3,255)	—	(3,255)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	54,532	—	54,532
Forward Currency Contracts	—	(5,656)	(5,656)
Realized Net Gain (Loss) on Derivatives	54,532	(5,656)	48,876

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(61,485)	—	(61,485)
Forward Currency Contracts	—	(4,317)	(4,317)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(61,485)	(4,317)	(65,802)

At August 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2010	3,172	105,423	135
FTSE 100 Index	September 2010	942	75,305	2,558
Topix Index	September 2010	731	69,687	(3,991)
S&P ASX 200 Index	September 2010	412	40,218	120

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At August 31, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	9/22/10	EUR	82,864	USD	105,232	1,905
Brown Brothers Harriman & Co.	9/15/10	JPY	6,186,811	USD	73,673	4,605
Brown Brothers Harriman & Co.	9/22/10	GBP	47,700	USD	73,257	1,848
Brown Brothers Harriman & Co.	9/22/10	AUD	45,911	USD	40,742	1,737

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2010, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The fund had net unrealized foreign currency losses of $70,000 resulting from the translation of other assets and liabilities at August 31, 2010.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized net foreign currency losses of $5,301,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at August 31, 2010, was $22,163,000, of which $547,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at August 31, 2010, the fund had $240,398,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,074,326,000 to offset future net capital gains of $1,198,712,000 through August 31, 2017, and $1,875,614,000 through August 31, 2018. In addition, the fund realized losses of $139,102,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

29

International Growth Fund

At August 31, 2010, the cost of investment securities for tax purposes was $13,932,975,000. Net unrealized appreciation of investment securities for tax purposes was $1,014,964,000, consisting of unrealized gains of $2,209,038,000 on securities that had risen in value since their purchase and $1,194,074,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2010, the fund purchased $6,957,171,000 of investment securities and sold $6,331,251,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,854,437	110,882	1,791,374	133,321
Issued in Lieu of Cash Distributions	182,857	10,852	819,473	67,224
Redeemed[1]	(2,092,519)	(126,909)	(1,818,710)	(136,394)
Net Increase (Decrease)—Investor Shares	(55,225)	(5,175)	792,137	64,151
Admiral Shares
Issued	953,163	17,988	676,458	16,117
Issued in Lieu of Cash Distributions	72,968	1,361	312,461	8,068
Redeemed[1]	(734,400)	(13,893)	(838,285)	(20,055)
Net Increase (Decrease)—Admiral Shares	291,731	5,456	150,634	4,130
1 Net of redemption fees for fiscal 2010 and 2009 of $801,000 and $888,000, respectively (fund totals).

J. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $204,184,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $351,229,000 and foreign taxes paid of $19,605,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2011 to determine the calendar year amounts to be included on their 2010 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	5.19%	3.59%	2.15%
Returns After Taxes on Distributions	4.93	2.26	1.12
Returns After Taxes on Distributions and Sale of Fund Shares	3.74	2.89	1.56

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended August 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2010	8/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,001.23	$2.32
Admiral Shares	1,000.00	1,001.93	1.72
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

35

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102010

Vanguard FTSE Social Index Fund
Annual Report

August 31, 2010

> Vanguard FTSE Social Index Fund returned about 2% for the fiscal year ended August 31, 2010.

> The fund closely tracked its target index, but trailed its peers among large-capitalization growth funds.

> The fund’s substantial holdings in financial stocks weighed on performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2010
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	2.18%
Institutional Shares	2.29
FTSE4Good US Select Index	2.38
Large-Cap Growth Funds Average	4.04
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2009, Through August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$6.20	$6.27	$0.068	$0.000
Institutional Shares	6.20	6.27	0.075	0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2010, Vanguard FTSE Social Index Fund returned about 2% and achieved its primary objective of closely tracking its target index, the FTSE4Good US Select Index. While returns were solid for much of the year, the fund’s performance suffered during the stock market’s turbulent spring and summer.

The index’s social and environmental screening process results in relatively large holdings in the financial sector, which restricted results. For the full fiscal year, the fund and its index trailed the return of the broad stock market and the average return of large-cap growth funds.

If you hold shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

2

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to bonds in search of income, despite the risk such a shift entails.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	-8.34%	-0.71%
Russell 2000 Index (Small-caps)	6.60	-7.44	-0.69
Dow Jones U.S. Total Stock Market Index	6.15	-7.83	-0.31
MSCI All Country World Index ex USA (International)	3.27	-7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	9.78	6.62	5.02
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

Financial holdings limited fund’s returns
Vanguard FTSE Social Index Fund returned about 2% and closely tracked its target index, the FTSE4Good US Select Index, during the fiscal year. The index’s screening process seeks companies that work to protect the environment, maintain fair hiring and promotion practices for women and minorities, and have safe and healthy workplace conditions.

Compared with the overall stock market, as measured by the Dow Jones U.S. Total Stock Market Index, the fund’s benchmark has greater exposure to the financial, health care, and information technology sectors and smaller allocations to industrials, energy, and consumer staples. While this combination of stocks can thrive in some market environments, it wasn’t ideal over the recent fiscal year.

Financial stocks, which make up nearly 30% of assets in the index and the fund, performed the worst. The debt crisis in Europe and concerns over regulatory reform and the strength of their balance sheets hurt the returns of major investment and commercial banks. Overall, the financial sector retreated more than 5%.

Health care was the only other group that failed to register a positive return for the period. Uncertainty regarding the implications of health care reform was no doubt a factor, as was weakness among select health care equipment companies and biotechnology firms.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the fund’s expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

Consumer discretionary stocks contributed the most to the fund’s return. Although consumers continued to spend less, and the economy’s growth has been slow, certain restaurants and internet retailers have thrived by catering to the bargain conscious. While the returns of technology stocks were mixed overall, a return of almost 45% for Apple—the largest stock in the index, with an average weighting of nearly 5%—drove performance.

The fund missed out on some of the top performers in energy, industrials, and utilities, because they do not meet the index’s criteria for environmental protection.

The fund has successfully tracked its benchmark
The FTSE Social Index Fund’s inception in May 2000 came shortly after a peak in the stock market. In the past decade, the fund has recorded an average annual return of about –4% while suffering through two severe bear markets and two recessions. The result closely matches that of the fund’s spliced target index for the same period and surpasses the average return of –6% for large-cap growth funds. Of course, beating our peer group by registering a smaller decline is not a “victory” that makes us cheer.

Total Returns
Ten Years Ended August 31, 2010

Average
Annual Return
FTSE Social Index Fund Investor Shares	-4.44%
Spliced Social Index	-4.25
Large-Cap Growth Funds Average	-6.00

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

While the return of an index fund is directly related to the performance of its benchmark, the fund’s investment advisor, Vanguard Quantitative Equity Group, has done an outstanding job of tracking the fund’s target index. The advisor’s skill and accuracy is helped by the fund’s expense ratio, which is significantly lower than the average for its peers.

A long-term focus is crucial
As we continually note, the financial markets are unpredictable, and so is the performance of the underlying sectors that flourish and fade over both long and short periods. In its decade-plus of existence, the FTSE Social Index Fund has both benefited and suffered because of this dynamic. For example, the fund’s heavy weighting in financial stocks often served it well in past years, but held it back during this fiscal year.

Nobody knows which direction the stock market is headed, or which sectors will lead the way or lag behind. Because of this, we encourage you to build a well-balanced and diversified portfolio that includes stock funds, bond funds, and short-term reserves in proportions that fit your goals, risk tolerance, and time horizon, and to maintain it with a long-term perspective. As part of such a plan, the FTSE Social Index Fund can provide a low-cost portfolio for investors who pay attention to expenses and seek an investment that meets the index’s strict environmental and social standards.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 10, 2010

6

FTSE Social Index Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	0.92%	1.05%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Number of Stocks	306	305	4,100
Median Market Cap $26.3B		$26.3B	$26.3B
Price/Earnings Ratio	16.1x	16.1x	15.7x
Price/Book Ratio	1.8x	1.8x	1.9x
Return on Equity	18.7%	18.7%	19.0%
Earnings Growth Rate	8.3%	8.4%	6.2%
Dividend Yield	1.3%	1.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Consumer
Discretionary	9.8%	9.8%	11.5%
Consumer Staples	9.2	9.3	10.6
Energy	1.5	1.4	9.6
Financials	29.2	29.1	17.1
Health Care	13.4	13.4	11.3
Industrials	2.6	2.6	10.7
Information
Technology	30.6	30.7	18.3
Materials	1.3	1.3	4.3
Telecommunication
Services	2.2	2.2	2.9
Utilities	0.2	0.2	3.7

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.5%
Procter & Gamble Co.	Household
	Products	4.2
JPMorgan Chase & Co.	Diversified Financial
	Services	3.6
Bank of America Corp.	Diversified Financial
	Servies	3.1
Wells Fargo & Co.	Diversified Banks	3.0
Cisco Systems Inc.	Communications
	Equipment	2.8
Oracle Corp.	Systems Software	2.7
Google Inc. Class A	Internet Software &
	Services	2.6
Intel Corp.	Semiconductors	2.4
McDonald's Corp.	Restaurants	1.9
Top Ten		31.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2000, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
FTSE Social Index Fund Investor
Shares	2.18%	-3.39%	-4.44%	$6,350
Dow Jones U.S. Total Stock Market
Index	6.15	-0.31	-0.97	9,075
Spliced Social Index	2.38	-3.23	-4.25	6,475
Large-Cap Growth Funds Average	4.04	-1.06	-6.00	5,384

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/14/2003)	Investment
FTSE Social Index Fund Institutional
Shares	2.29%	-3.27%	1.54%	$5,618,763
Dow Jones U.S. Total Stock Market
Index	6.15	-0.31	4.79	7,143,097
Spliced Social Index	2.38	-3.23	1.60	5,641,839

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2000, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	18.32%	-2.68%	-3.93%
Institutional Shares	1/14/2003	18.44	-2.57	1.64[1]
1 Return since inception.

9

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.8%)
	McDonald’s Corp.	115,426	8,433
*	Amazon.com Inc.	35,549	4,438
*	DIRECTV Class A	94,964	3,601
	Lowe’s Cos. Inc.	153,243	3,111
*	Kohl’s Corp.	32,647	1,534
	Staples Inc.	77,877	1,384
	Coach Inc.	32,812	1,176
*	Bed Bath & Beyond Inc.	27,903	1,004
	Starwood Hotels & Resorts
	Worldwide Inc.	20,163	942
	McGraw-Hill Cos. Inc.	33,835	935
	Gap Inc.	53,689	907
	Macy’s Inc.	44,872	872
	Mattel Inc.	38,961	818
	Ltd Brands Inc.	34,580	816
	Genuine Parts Co.	17,031	714
*	Apollo Group Inc. Class A	16,152	686
	Nordstrom Inc.	23,299	674
	Cablevision Systems Corp.
	Class A	26,827	673
	Ross Stores Inc.	13,161	653
*	Dollar Tree Inc.	14,061	637
	Hasbro Inc.	15,516	626
	Darden Restaurants Inc.	15,041	621
	Harley-Davidson Inc.	25,175	612
	Tiffany & Co.	13,565	538
	H&R Block Inc.	34,907	449
*	Interpublic Group of Cos. Inc.	52,045	444
	Wyndham Worldwide Corp.	19,102	443
*	Royal Caribbean Cruises Ltd.	16,991	417
	Scripps Networks
	Interactive Inc. Class A	10,380	417
	PetSmart Inc.	12,563	401
*	Sirius XM Radio Inc.	410,124	392
*	Mohawk Industries Inc.	7,370	327
	Gannett Co. Inc.	25,322	306
*	GameStop Corp. Class A	16,235	291

			Market
			Value
		Shares	($000)
	American Eagle
	Outfitters Inc.	22,294	282
	Gentex Corp.	14,921	262
	RadioShack Corp.	13,276	245
*	Toll Brothers Inc.	13,497	233
*	Harman International
	Industries Inc.	7,411	231
	Lennar Corp. Class A	16,740	220
*	Lamar Advertising Co.
	Class A	8,291	217
	Foot Locker Inc.	16,577	195
	Wendy’s/Arby’s
	Group Inc. Class A	45,713	178
*	Madison Square Garden Inc.
	Class A	6,631	130
	Weight Watchers
	International Inc.	4,238	121
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 03/02/2012	179	—
			42,606
Consumer Staples (9.2%)
	Procter & Gamble Co.	303,727	18,123
	CVS Caremark Corp.	145,730	3,935
	Costco Wholesale Corp.	47,102	2,664
	General Mills Inc.	71,098	2,571
	Sysco Corp.	62,953	1,730
	HJ Heinz Co.	33,585	1,553
	Kellogg Co.	30,516	1,516
	Avon Products Inc.	45,784	1,332
	Campbell Soup Co.	27,449	1,023
	Dr Pepper Snapple
	Group Inc.	26,390	972
	Hershey Co.	17,853	830
	Safeway Inc.	41,898	788
	Estee Lauder Cos. Inc.
	Class A	12,914	724
*	Whole Foods Market Inc.	18,212	634
	McCormick & Co. Inc.	12,944	516
	Hormel Foods Corp.	10,804	466

10

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Alberto-Culver Co. Class B	10,537	327
*	Dean Foods Co.	19,564	200
			39,904
Energy (1.4%)
	Apache Corp.	38,879	3,493
	Noble Corp.	27,581	858
*	Newfield Exploration Co.	14,251	684
	QEP Resources Inc.	18,718	544
	EQT Corp.	15,530	506
	Patterson-UTI Energy Inc.	16,751	247
			6,332
Financials (29.2%)
	JPMorgan Chase & Co.	425,129	15,458
	Bank of America Corp.	1,064,256	13,250
	Wells Fargo & Co.	554,353	13,055
	American Express Co.	128,472	5,122
	US Bancorp	204,985	4,264
	MetLife Inc.	96,905	3,644
	Bank of New York
	Mellon Corp.	131,523	3,192
	PNC Financial Services
	Group Inc.	56,298	2,869
	Simon Property Group Inc.	31,000	2,804
	Travelers Cos. Inc.	53,037	2,598
	Prudential Financial Inc.	49,258	2,491
	Aflac Inc.	49,857	2,356
	Chubb Corp.	35,117	1,936
	ACE Ltd.	35,938	1,922
	State Street Corp.	53,632	1,881
	Capital One Financial Corp.	48,726	1,845
	Franklin Resources Inc.	18,380	1,774
	CME Group Inc.	7,009	1,739
	BB&T Corp.	73,756	1,631
	Charles Schwab Corp.	126,954	1,620
	Loews Corp.	45,177	1,587
	Progressive Corp.	71,955	1,425
	Equity Residential	30,302	1,389
	T Rowe Price Group Inc.	27,837	1,219
	Boston Properties Inc.	14,748	1,200
	SunTrust Banks Inc.	53,167	1,196
	Ameriprise Financial Inc.	27,319	1,191
	Northern Trust Corp.	25,634	1,183
	HCP Inc.	31,402	1,106
	M&T Bank Corp.	12,557	1,075
	Hartford Financial Services
	Group Inc.	47,704	962
	AvalonBay Communities Inc.	8,937	940
	Host Hotels & Resorts Inc.	70,330	923
	Ventas Inc.	16,784	848
	Discover Financial Services	58,409	847
	Regions Financial Corp.	127,752	821
	Principal Financial Group Inc.	34,149	787
	NYSE Euronext	27,783	771
	Lincoln National Corp.	32,415	757
*	IntercontinentalExchange Inc. 7,889		754

			Market
			Value
		Shares	($000)
	New York Community
	Bancorp Inc.	46,350	736
	Unum Group	35,589	714
	KeyCorp	93,592	690
	XL Group PLC Class A	36,551	655
	Hudson City Bancorp Inc.	56,392	650
	Comerica Inc.	18,823	648
	PartnerRe Ltd.	8,258	615
	Plum Creek Timber Co. Inc.	17,342	598
*	SLM Corp.	51,776	572
*	Genworth Financial Inc.
	Class A	52,391	567
	Macerich Co.	13,653	565
	ProLogis	50,397	547
	Moody’s Corp.	25,090	530
	Willis Group Holdings PLC	18,045	525
	People’s United
	Financial Inc.	40,023	509
*	American International
	Group Inc.	14,399	489
	Cincinnati Financial Corp.	17,365	463
	Legg Mason Inc.	17,617	446
	Torchmark Corp.	8,850	437
	Assurant Inc.	11,886	434
	WR Berkley Corp.	16,214	427
	AMB Property Corp.	17,804	423
	Axis Capital Holdings Ltd.	13,446	415
	Huntington Bancshares Inc.	76,276	403
	Marshall & Ilsley Corp.	56,967	373
	Liberty Property Trust	12,120	368
	RenaissanceRe Holdings Ltd.	6,258	355
*	Markel Corp.	1,067	350
	Old Republic
	International Corp.	26,062	333
	Transatlantic Holdings Inc.	6,766	322
	Regency Centers Corp.	8,737	318
	Zions Bancorporation	17,076	315
	Commerce Bancshares Inc.	8,781	314
	Duke Realty Corp.	26,766	300
	Brown & Brown Inc.	15,476	295
*	Popular Inc.	110,815	284
	White Mountains
	Insurance Group Ltd.	925	281
	Arthur J Gallagher & Co.	11,141	277
	SEI Investments Co.	15,580	276
	City National Corp.	5,538	268
*	St. Joe Co.	10,101	243
*	First Horizon National Corp.	24,129	243
	Valley National Bancorp	18,039	235
	Erie Indemnity Co. Class A	4,176	219
	Janus Capital Group Inc.	19,413	176
	Protective Life Corp.	9,214	172
*	Forest City Enterprises Inc.
	Class A	14,437	163
	First American Financial Corp.	10,557	157

11

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Mercury General Corp.	2,976	117
*	CNA Financial Corp.	2,490	65
	Wesco Financial Corp.	141	51
			126,360
Health Care (13.4%)
*	Amgen Inc.	102,437	5,228
	UnitedHealth Group Inc.	121,637	3,858
	Medtronic Inc.	118,618	3,734
*	Gilead Sciences Inc.	95,283	3,036
*	Express Scripts Inc.	62,216	2,650
*	Celgene Corp.	49,274	2,539
*	WellPoint Inc.	45,719	2,271
*	Medco Health Solutions Inc.	48,807	2,122
	Allergan Inc.	32,897	2,021
*	Genzyme Corp.	28,490	1,997
	Covidien PLC	53,614	1,895
	Becton Dickinson and Co.	24,873	1,696
	Alcon Inc.	9,604	1,558
*	Biogen Idec Inc.	28,801	1,550
	Stryker Corp.	31,882	1,377
	Aetna Inc.	45,578	1,218
*	St. Jude Medical Inc.	34,947	1,208
	Cardinal Health Inc.	38,597	1,156
*	Zimmer Holdings Inc.	21,767	1,027
	CIGNA Corp.	29,460	949
*	Hospira Inc.	17,812	915
*	Forest Laboratories Inc.	32,279	881
*	Humana Inc.	18,255	872
*	Boston Scientific Corp.	161,563	839
	Quest Diagnostics Inc.	19,095	831
*	Life Technologies Corp.	19,313	826
	AmerisourceBergen Corp.
	Class A	30,056	820
*	Laboratory Corp. of
	America Holdings	11,166	811
	CR Bard Inc.	10,059	773
*	DaVita Inc.	11,075	716
*	Varian Medical Systems Inc.	13,304	708
*	Waters Corp.	9,971	603
*	Mylan Inc.	33,099	568
*	Henry Schein Inc.	9,681	511
*	CareFusion Corp.	23,648	510
*	Watson Pharmaceuticals Inc.	11,222	483
*	Cephalon Inc.	7,967	451
	DENTSPLY International Inc.	15,827	440
	Beckman Coulter Inc.	7,634	348
	Patterson Cos. Inc.	13,082	331
*	Coventry Health Care Inc.	15,677	303
	Universal Health Services Inc.
	Class B	9,484	298
*	Community Health
	Systems Inc.	10,125	264
	Omnicare Inc.	12,840	247
*	Kinetic Concepts Inc.	7,545	241
*	King Pharmaceuticals Inc.	27,049	236
			57,916

			Market
			Value
		Shares	($000)
Industrials (2.6%)
	Deere & Co.	45,322	2,867
	PACCAR Inc.	38,928	1,596
	Southwest Airlines Co.	79,610	880
	WW Grainger Inc.	7,781	823
	Rockwell Automation Inc.	15,151	775
	Fastenal Co.	15,766	714
	Iron Mountain Inc.	21,890	444
	Pitney Bowes Inc.	21,939	422
	Equifax Inc.	13,558	400
	Manpower Inc.	8,710	370
	Dun & Bradstreet Corp.	5,308	350
	Robert Half International Inc.	16,058	346
	JB Hunt Transport
	Services Inc.	10,271	336
	Pentair Inc.	10,673	321
*	Foster Wheeler AG	13,311	284
*	Terex Corp.	11,359	207
			11,135
Information Technology (30.7%)
*	Apple Inc.	97,376	23,698
*	Cisco Systems Inc.	612,694	12,285
	Oracle Corp.	533,286	11,668
*	Google Inc. Class A	25,514	11,482
	Intel Corp.	595,143	10,546
	QUALCOMM Inc.	175,454	6,722
*	EMC Corp.	218,124	3,979
	Visa Inc. Class A	52,923	3,651
*	eBay Inc.	139,640	3,245
*	Dell Inc.	209,821	2,470
	Mastercard Inc. Class A	11,874	2,355
	Automatic Data
	Processing Inc.	53,589	2,069
*	Cognizant Technology
	Solutions Corp. Class A	32,120	1,850
*	Adobe Systems Inc.	56,241	1,561
*	Juniper Networks Inc.	56,708	1,542
	Applied Materials Inc.	144,134	1,498
*	NetApp Inc.	37,018	1,497
*	Intuit Inc.	34,022	1,456
	Broadcom Corp. Class A	46,969	1,408
	Tyco Electronics Ltd.	49,134	1,205
*	Symantec Corp.	85,831	1,170
*	Citrix Systems Inc.	19,932	1,155
	Western Union Co.	72,092	1,130
*	Marvell Technology
	Group Ltd.	69,140	1,102
*	Agilent Technologies Inc.	37,160	1,002
	Paychex Inc.	39,140	974
	Analog Devices Inc.	31,829	887
*	First Solar Inc.	6,770	866
*	Akamai Technologies Inc.	18,604	857
*	Fiserv Inc.	16,422	822
*	SanDisk Corp.	24,567	817
	Altera Corp.	32,246	795
*	McAfee Inc.	16,862	793

12

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
*	Check Point Software
	Technologies Ltd.	22,463	784
	CA Inc.	41,529	748
	Xilinx Inc.	29,562	714
	Activision Blizzard Inc.	66,128	707
*	BMC Software Inc.	19,520	704
*	Micron Technology Inc.	106,800	690
*	Autodesk Inc.	24,795	688
	Linear Technology Corp.	23,764	681
*	Teradata Corp.	17,847	584
*	VeriSign Inc.	19,625	572
*	NVIDIA Corp.	60,806	567
	Microchip Technology Inc.	19,649	544
*	Seagate Technology PLC	52,577	533
*	Electronic Arts Inc.	34,840	531
	KLA-Tencor Corp.	18,112	507
*	Lam Research Corp.	13,512	488
*	Flextronics International Ltd.	85,935	424
*	Advanced Micro Devices Inc.	70,766	398
*	Avnet Inc.	16,127	369
*	Synopsys Inc.	15,813	362
	National
	Semiconductor Corp.	25,372	320
	Broadridge Financial
	Solutions Inc.	14,500	310
	Total System Services Inc.	21,245	302
*	Arrow Electronics Inc.	12,603	288
*	LSI Corp.	69,945	281
*	IAC/InterActiveCorp	10,421	258
*	Novellus Systems Inc.	10,258	239
	Jabil Circuit Inc.	23,156	237
	DST Systems Inc.	4,905	200
	CoreLogic Inc.	11,057	191
	Diebold Inc.	7,019	182
*	Compuware Corp.	24,655	177
			133,137
Materials (1.3%)
	Praxair Inc.	32,988	2,838
	Sigma-Aldrich Corp.	13,058	694
	Ball Corp.	9,960	559
	Vulcan Materials Co.	13,627	501
*	Pactiv Corp.	14,230	456
	International Flavors &
	Fragrances Inc.	8,524	389
	Sealed Air Corp.	17,150	352
			5,789
Telecommunication Services (2.2%)
*	American Tower Corp.
	Class A	42,837	2,007
*	Crown Castle
	International Corp.	31,485	1,295
*	Sprint Nextel Corp.	315,594	1,288

		Market
		Value
	Shares	($000)
CenturyLink Inc.	32,319	1,169
Millicom International
Cellular SA	11,477	1,057
Qwest Communications
International Inc.	185,243	1,046
Frontier
Communications Corp.	106,123	820
* NII Holdings Inc.	17,704	642
Telephone & Data
Systems Inc.	5,373	155
		9,479
Utilities (0.2%)
TECO Energy Inc.	22,874	386
Questar Corp.	19,018	310
		696
Total Common Stocks
(Cost $441,519)		433,354
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.288%
(Cost $507)	506,887	507
Total Investments (100.1%)
(Cost $442,026)		433,861
Other Assets and Liabilities (-0.1%)
Other Assets		1,081
Liabilities		(1,661)
		(580)
Net Assets (100%)		433,281

13

FTSE Social Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	566,691
Undistributed Net Investment Income	1,355
Accumulated Net Realized Losses	(126,600)
Unrealized Appreciation (Depreciation)	(8,165)
Net Assets	433,281

Investor Shares—Net Assets
Applicable to 48,788,592 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	305,711
Net Asset Value Per Share—
Investor Shares	$6.27

Institutional Shares—Net Assets
Applicable to 20,337,016 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	127,570
Net Asset Value Per Share—
Institutional Shares	$6.27

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	5,348
Interest[1]	2
Security Lending	15
Total Income	5,365
Expenses
The Vanguard Group—Note B
Investment Advisory Services	66
Management and Administrative—Investor Shares	756
Management and Administrative—Institutional Shares	123
Marketing and Distribution—Investor Shares	81
Marketing and Distribution—Institutional Shares	33
Custodian Fees	27
Auditing Fees	26
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,137
Net Investment Income	4,228
Realized Net Gain (Loss) on Investment Securities Sold	(33,928)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	36,338
Net Increase (Decrease) in Net Assets Resulting from Operations	6,638
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,228	5,479
Realized Net Gain (Loss)	(33,928)	(84,100)
Change in Unrealized Appreciation (Depreciation)	36,338	(23,637)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,638	(102,258)
Distributions
Net Investment Income
Investor Shares	(3,306)	(5,643)
Institutional Shares	(1,275)	(2,622)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,581)	(8,265)
Capital Share Transactions
Investor Shares	(1,269)	(12,691)
Institutional Shares	23,724	(2,005)
Net Increase (Decrease) from Capital Share Transactions	22,455	(14,696)
Total Increase (Decrease)	24,512	(125,219)
Net Assets
Beginning of Period	408,769	533,988
End of Period[1]	433,281	408,769
1 Net Assets—End of Period includes undistributed net investment income of $1,355,000 and $1,708,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.20	$7.76	$9.30	$8.51	$8.03
Investment Operations
Net Investment Income	.061	.080	.125	.130	.110
Net Realized and Unrealized Gain
(Loss) on Investments	.077	(1.522)	(1.525)	.780	.470
Total from Investment Operations	.138	(1.442)	(1.400)	.910	.580
Distributions
Dividends from Net Investment Income	(.068)	(.118)	(.140)	(.120)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.068)	(.118)	(.140)	(.120)	(.100)
Net Asset Value, End of Period	$6.27	$6.20	$7.76	$9.30	$8.51

Total Return[1]	2.18%	-18.11%	-15.26%	10.70%	7.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$304	$395	$540	$405
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.91%	1.50%	1.48%	1.48%	1.41%
Portfolio Turnover Rate	35%	30%	41%	20%	51%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.20	$7.77	$9.32	$8.52	$8.04
Investment Operations
Net Investment Income	.070	.087	.137	.152	.120
Net Realized and Unrealized Gain
(Loss) on Investments	.075	(1.528)	(1.535)	.780	.470
Total from Investment Operations	.145	(1.441)	(1.398)	.932	.590
Distributions
Dividends from Net Investment Income	(.075)	(.129)	(.152)	(.132)	(.110)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.075)	(.129)	(.152)	(.132)	(.110)
Net Asset Value, End of Period	$6.27	$6.20	$7.77	$9.32	$8.52

Total Return	2.29%	-18.03%	-15.22%	10.95%	7.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$128	$104	$139	$111	$87
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.04%	1.63%	1.61%	1.61%	1.54%
Portfolio Turnover Rate	35%	30%	41%	20%	51%[1]

1 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

FTSE Social Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2010, the fund had $2,422,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $90,831,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, $22,335,000 through August 31, 2017, and $64,929,000 through August 31, 2018. In addition, the fund realized losses of $35,005,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $442,769,000. Net unrealized depreciation of investment securities for tax purposes was $8,908,000, consisting of unrealized gains of $57,734,000 on securities that had risen in value since their purchase and $66,642,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $178,715,000 of investment securities and sold $155,860,000 of investment securities, other than temporary cash investments.

20

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	76,759	11,344	69,845	13,553
Issued in Lieu of Cash Distributions	3,123	477	5,331	1,125
Redeemed	(81,151)	(12,168)	(87,867)	(16,390)
Net Increase (Decrease)—Investor Shares	(1,269)	(347)	(12,691)	(1,712)
Institutional Shares
Issued	48,750	7,280	34,054	6,299
Issued in Lieu of Cash Distributions	925	141	2,022	427
Redeemed	(25,951)	(3,896)	(38,081)	(7,838)
Net Increase (Decrease)—Institutional Shares	23,724	3,525	(2,005)	(1,112)

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,581,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.18%	-3.39%	-4.44%
Returns After Taxes on Distributions	2.02	-3.60	-4.66
Returns After Taxes on Distributions and Sale of Fund Shares	1.64	-2.83	-3.68

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2010	8/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$937.22	$1.42
Institutional Shares	1,000.00	937.22	0.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.48
Institutional Shares	1,000.00	1,024.40	0.82

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

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Institutional Investor Services > 800-523-1036	International Limited under license. The FTSE4Good US
Text Telephone for People	Select Index is calculated by FTSE International
With Hearing Impairment > 800-749-7273	Limited. FTSE International Limited does not sponsor,
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This material may be used in conjunction	connected to it; and does not accept any liability in
with the offering of shares of any Vanguard	relation to its issue, operation, and trading.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102010

Vanguard U.S. Sector Index Funds
Annual Report

August 31, 2010

Vanguard Consumer Discretionary	Vanguard Industrials Index Fund
Index Fund	Vanguard Information Technology
Vanguard Consumer Staples Index Fund	Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services
Vanguard Health Care Index Fund	Index Fund
Vanguard Utilities Index Fund

> Returns were volatile through the spring and summer as the broad U.S. stock market gained about 6% for the 12 months ended August 31, 2010.

> The Vanguard U.S. Sector Index Funds recorded fiscal-year returns ranging from about –4% for financial stocks to more than 16% for consumer discretionary stocks.

> Of the ten sector funds, only the Financials Index Fund had a negative return for the period; six of the funds outpaced the overall U.S. stock market, some substantially, and four trailed.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	15
Energy Index Fund	24
Financials Index Fund	33
Health Care Index Fund	44
Industrials Index Fund	54
Information Technology Index Fund	64
Materials Index Fund	74
Telecommunication Services Index Fund	84
Utilities Index Fund	93
Your Fund’s After-Tax Returns	103
About Your Fund’s Expenses	105
Trustees Approve Advisory Arrangement	107
Glossary	108

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Jean Maher.

Your Fund’s Total Returns
Fiscal Year Ended August 31, 2010

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	16.62%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		16.44
Net Asset Value		16.62
Spliced MSCI US
IMI/Consumer Discretionary 25/50[3]		16.88

Vanguard Consumer Staples
Index Fund	VCSAX	10.34%
Vanguard Consumer Staples ETF	VDC
Market Price		10.18
Net Asset Value		10.33
Spliced MSCI US
IMI/Consumer Staples 25/50[3]		10.49

Vanguard Energy Index Fund	VENAX	2.05%
Vanguard Energy ETF	VDE
Market Price		1.81
Net Asset Value		2.05
Spliced MSCI US IMI/Energy 25/50[3]		0.63

Vanguard Financials Index Fund	VFAIX	–3.52%
Vanguard Financials ETF	VFH
Market Price		–3.70
Net Asset Value		–3.51
Spliced MSCI US IMI/Financials 25/50[3]		–3.41

Vanguard Health Care Index Fund	VHCIX	1.41%
Vanguard Health Care ETF	VHT
Market Price		1.29
Net Asset Value		1.40
Spliced MSCI US IMI/Health Care 25/50[3]		1.55

Vanguard Industrials Index Fund	VINAX	12.85%
Vanguard Industrials ETF	VIS
Market Price		12.72
Net Asset Value		12.85
Spliced MSCI US IMI/Industrials 25/50[3]		13.13

	Ticker	Total
	Symbol	Returns
Vanguard Information Technology
Index Fund	VITAX	4.17%
Vanguard Information
Technology ETF	VGT
Market Price		3.98
Net Asset Value		4.17
Spliced MSCI US
IMI/Information Technology 25/50[3]		4.41

Vanguard Materials Index Fund	VMIAX	10.07%
Vanguard Materials ETF	VAW
Market Price		9.96
Net Asset Value		10.07
Spliced MSCI US IMI/Materials 25/50[3]		10.31

Vanguard Telecommunication
Services Index Fund	VTCAX	16.40%
Vanguard Telecommunication
Services ETF	VOX
Market Price		16.37
Net Asset Value		16.39
Spliced MSCI US
IMI/Telecommunication Services 25/50[3]		12.26

Vanguard Utilities Index Fund	VUIAX	10.20%
Vanguard Utilities ETF	VPU
Market Price		10.07
Net Asset Value		10.18
Spliced MSCI US IMI/Utilities 25/50[3]		10.41

MSCI US IMI/2500		5.81%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
3 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter. Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter. Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter. Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter. Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter. Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter. Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter. Spliced MSCI US IMI/ Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter. Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter. Spliced MSCI US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended August 31, 2010, the broad U.S. stock market returned about 6%. Stocks advanced about 10% for the first half of the fiscal year, continuing the rally that began in March 2009. The recovery lost steam over the second half of the period; stocks retreated as doubts about the U.S. economy’s health surfaced and the debt crisis in Europe flared.

Reflecting the business dynamics unique to each sector, the Vanguard U.S. Sector Index Funds responded to the economic and market environment in different ways For the 12 months, six of the ten sector funds outperformed the broad stock market’s return. Overall, the funds recorded fiscal-year returns ranging from about –4% for financial stocks to more than 16% for consumer discretionary stocks.

Consumer discretionary, telecommunication services, industrials, consumer staples, materials, and utilities all registered double-digit gains. Although financials was the only sector with a negative return, the information technology, health care, and energy sectors lagged the broad market for the 12 months.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

On another matter, at the close of business on February 26, 2010, Vanguard changed the target benchmarks for all ten U.S. Sector Index Funds to address the gaps between the sector indexes’ composition and what Internal Revenue Code regulations allow a real-world fund to hold. The change––to the MSCI 25/50 Indexes––will provide shareholders with a more reasonable standard for evaluating their funds’ index-tracking success, while ensuring that the funds remain compliant with SEC and IRS regulations for favorable tax treatment.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2010
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	–8.34%	–0.71%
Russell 2000 Index (Small-caps)	6.60	–7.44	–0.69
Dow Jones U.S. Total Stock Market Index	6.15	–7.83	–0.31
MSCI All Country World Index ex USA (International)	3.27	–7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	9.78	6.62	5.02
Citigroup 3-Month Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains for the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad, taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to banks in search of income, despite the risks such a shift entails.

Sectors out of sync in all market conditions
As the overall U.S. stock market’s recovery lurched ahead for much of the fiscal year, the various underlying sectors moved at varying paces and in different directions. In tallying the final results, however, the difference between the best and worst performers wasn’t as wide as it has been in other time periods.

The Consumer Discretionary Index Fund was the top-performing sector index fund, returning more than 16%. While consumers still kept an eye on price tags and their purse strings, innovative and opportunistic companies from a variety of industries found ways to reach savvy and bargain-conscious shoppers. Media companies, restaurants, internet retailers, and carmakers delivered strong returns.

Sidestepping investors’ concerns about the U.S. economic recovery, the Industrials Index Fund forged ahead nearly 13% for the period. Standout industrial conglomerates as well as machinery, aerospace, and railroad companies benefited from a boost in consumer and commercial demand. Manufacturers and farms expanded capacity, and orders for service, equipment, and goods increased.

The Consumer Staples Index Fund returned about 10% as consumers continued to spend on products and services that are essential to their everyday lives. Corporations that produce soft drinks, tobacco, and household goods enjoyed the most success.

Double-digit returns were also delivered by the Materials and Utilities Index Funds (about +10% each) and the Telecommunication Services Fund (about +16%), which all represent the smallest slices of the broad market. Investors’ search for yield in the low-interest-rate environment lifted high-dividend telecom services and utilities stocks. The gradual economic recovery helped materials companies. As concerns about inflation grew and gold became a more popular investment option, precious metals stocks rose.

Returns for the Information Technology Fund (about +4%) faded as the fiscal year progressed. After advancing nearly 11% for the first six months of the year as consumers and companies renewed spending, anticipation of an economic slowdown led to returns for the sector of about –6% over the second six months.

The Financials Index Fund’s poor performance (about –4%) was partly owed to the sovereign debt crisis, which affected fixed income, currency, and commodity trading, while concerns over regulatory reform hurt the returns of major banks.

The Energy Index Fund returned about 2%. Although BP, the global energy giant tied to the Gulf Coast disaster, is not a fund holding, the industry felt the effects of the oil spill as well as concerns about legislation on offshore drilling. The Health Care Index Fund gained about 1% as uncertainty regarding the implications for national health care reform stymied returns.

Sector funds provide diversification options
To say the least, the stock market has traveled a rocky road over the past few years. As the recovery that began in March 2009 extended past a year, volatility returned to the market. Nobody really knows the market’s next move, but there are ways to cope with the turbulence.

Investors can mitigate market risk by building a portfolio that is diversified across stocks, bonds, and money market mutual funds, and among the different stock market segments, a bedrock principle of successful long-term investing. Each U.S. Sector Index Fund is a potentially risky and volatile investment by itself. But the funds also provide a way to further diversify and fill in a portfolio’s “holes.”

Indexing and low costs––two other Vanguard hallmarks––are also at the core of the U.S. Sector Index Funds. Vanguard Quantitative Equity Group, a proven global leader in index fund management, has expertly overseen the company’s index-tracking results for more than 30 years. The funds’ low costs also ensure that you keep more of the funds’ returns.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2010

Your Fund’s Performance at a Glance
August 31, 2009–August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$21.43	$24.76	$0.228	$0.000
ETF Shares	41.37	47.80	0.437	0.000
Consumer Staples Index Fund
Admiral Shares	$30.62	$32.92	$0.850	$0.000
ETF Shares	62.07	66.72	1.738	0.000
Energy Index Fund
Admiral Shares	$37.34	$37.58	$0.580	$0.000
ETF Shares	74.74	75.20	1.193	0.000
Financials Index Fund
Admiral Shares	$14.72	$13.99	$0.224	$0.000
ETF Shares	29.38	27.92	0.452	0.000
Health Care Index Fund
Admiral Shares	$25.19	$24.87	$0.737	$0.000
ETF Shares	50.37	49.72	1.487	0.000
Industrials Index Fund
Admiral Shares	$23.85	$26.57	$0.345	$0.000
ETF Shares	46.45	51.71	0.715	0.000
Information Technology Index Fund
Admiral Shares	$24.39	$25.30	$0.118	$0.000
ETF Shares	47.64	49.40	0.250	0.000
Materials Index Fund
Admiral Shares	$30.68	$33.32	$0.459	$0.000
ETF Shares	60.23	65.40	0.923	0.000
Telecommunication Services Index Fund
Admiral Shares	$25.77	$29.22	$0.757	$0.000
ETF Shares	50.58	57.34	1.511	0.000
Utilities Index Fund
Admiral Shares	$30.73	$32.60	$1.205	$0.000
ETF Shares	61.24	64.93	2.414	0.000

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	374	375	2,478
Median Market Cap	$14.4B	$14.4B	$26.3B
Price/Earnings Ratio	16.5x	16.5x	15.4x
Price/Book Ratio	2.3x	2.3x	1.9x
Yield[3]		1.5%	2.1%
Admiral Shares	0.9%
ETF Shares	0.9%
Return on Equity	16.2%	16.2%	19.2%
Earnings Growth Rate	4.5%	4.5%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.87
Beta	1.00	1.20

Subindustry Diversification (% of equity exposure)

Advertising	1.5%
Apparel Retail	5.5
Apparel, Accessories & Luxury Goods	3.2
Auto Parts & Equipment	3.4
Automobile Manufacturers	2.7
Automotive Retail	2.1
Broadcasting	2.6
Cable & Satellite	10.0
Casinos & Gaming	2.5
Computer & Electronics Retail	1.4
Department Stores	2.9
Education Services	1.4
Footwear	2.7
General Merchandise Stores	4.2
Home Improvement Retail	6.1
Homebuilding	1.4
Homefurnishing Retail	1.1
Hotels, Resorts & Cruise Lines	3.6
Household Appliances	1.2
Housewares & Specialties	1.4
Internet Retail	5.6
Leisure Products	1.5
Movies & Entertainment	11.9
Publishing	1.7
Restaurants	11.5
Specialized Consumer Services	1.2
Specialty Stores	2.8
Other Consumer Discretionary	2.9

Ten Largest Holdings[7] (% of total net assets)

McDonald’s Corp.	6.2%
Walt Disney Co.	4.8
Comcast Corp.	3.7
Home Depot Inc.	3.7
Amazon.com Inc.	3.5
Target Corp.	2.8
Time Warner Inc.	2.7
DIRECTV Class A	2.7
Ford Motor Co.	2.6
Lowe’s Cos. Inc.	2.3
Top Ten	35.0%

1 MSCI US IMI/Consumer Discretionary 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value[2]	16.62%	–1.18%	0.24%	$10,161
Consumer Discretionary Index Fund
ETF Shares Market Price	16.44	–1.20	0.22	10,147
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US IMI/Consumer
Discretionary 25/50[3]	16.88	–1.05	0.39	10,258

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
Admiral Shares[4]	16.62%	–1.20%	–1.54%	$92,324
MSCI US IMI/2500	5.81	–0.39	–0.37	98,130
Spliced MSCI US IMI/Consumer Discretionary 25/50[3]	16.88	–1.05	–1.39	93,059

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	16.44%	–5.88%	1.47%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	16.62	–5.74	1.61
Spliced MSCI US IMI/Consumer Discretionary 25/50[1]	16.88	–5.13	2.58

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		29.73%	–1.50%	–0.20%
Net Asset Value		29.85	–1.50	–0.19
Admiral Shares[2]	7/14/2005	29.86	—	–2.16

1 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (3.6%)
	Johnson Controls Inc.	127,153	3,373
*	BorgWarner Inc.	22,265	972
	Autoliv Inc.	16,143	874
*	Lear Corp.	8,812	649
*	TRW Automotive
	Holdings Corp.	15,761	548
	Gentex Corp.	26,363	463
*	Goodyear Tire & Rubber Co.	43,543	402
*	Tenneco Inc.	11,300	279
*	Dana Holding Corp.	26,510	272
	Cooper Tire & Rubber Co.	10,417	169
*	American Axle &
	Manufacturing Holdings Inc.	12,079	101
*	Fuel Systems Solutions Inc.	2,806	91
*	Federal-Mogul Corp.	5,558	85
*	Modine Manufacturing Co.	8,228	82
*	Drew Industries Inc.	3,692	71
	Superior Industries
	International Inc.	4,219	62
*	Exide Technologies	14,154	59
*	Dorman Products Inc.	2,489	58
*	Wonder Auto Technology Inc.	3,625	28
	Spartan Motors Inc.	5,801	23
*	China Automotive
	Systems Inc.	1,294	18
			8,679
Automobiles (3.2%)
*	Ford Motor Co.	560,942	6,333
	Harley-Davidson Inc.	44,520	1,083
	Thor Industries Inc.	6,798	159
*	Winnebago Industries Inc.	5,418	46
			7,621
Distributors (0.7%)
	Genuine Parts Co.	30,015	1,259
*	LKQ Corp.	25,649	477
*	Core-Mark Holding Co. Inc.	1,823	47
			1,783
Diversified Consumer Services (2.5%)
*	Apollo Group Inc. Class A	25,716	1,092
	H&R Block Inc.	62,286	800
	DeVry Inc.	12,119	462
	Strayer Education Inc.	2,627	380
	Service Corp. International	48,167	370
*	ITT Educational Services Inc.	6,518	347
	Sotheby’s	12,634	336
*	Career Education Corp.	15,441	271
*	Coinstar Inc.	5,687	247
	Hillenbrand Inc.	11,748	224
	Weight Watchers
	International Inc.	6,576	188
	Regis Corp.	10,857	182
	Matthews International Corp.
	Class A	5,710	180
*	Capella Education Co.	2,839	178
*	K12 Inc.	4,283	99

			Market
			Value•
		Shares	($000)
*	Steiner Leisure Ltd.	2,664	95
*	American Public
	Education Inc.	3,460	86
*	Corinthian Colleges Inc.	16,552	81
	Stewart Enterprises Inc.
	Class A	15,968	76
*	Pre-Paid Legal Services Inc.	1,332	73
*	Education Management Corp.	8,165	66
*	Grand Canyon Education Inc.	3,834	66
	Universal Technical
	Institute Inc.	3,915	60
*	Bridgepoint Education Inc.	3,654	47
*	Lincoln Educational
	Services Corp.	3,417	37
			6,043
Hotels, Restaurants & Leisure (17.8%)
	McDonald’s Corp.	203,345	14,856
	Yum! Brands Inc.	88,355	3,684
	Starbucks Corp.	140,837	3,238
	Carnival Corp.	87,685	2,734
*	Las Vegas Sands Corp.	62,408	1,768
	Marriott International Inc.
	Class A	54,639	1,749
	Starwood Hotels &
	Resorts Worldwide Inc.	35,819	1,674
	Wynn Resorts Ltd.	15,151	1,221
	Darden Restaurants Inc.	25,257	1,042
*	Chipotle Mexican Grill Inc.
	Class A	5,951	898
	International Game
	Technology	56,395	823
	Wyndham Worldwide Corp.	34,056	790
*	Royal Caribbean Cruises Ltd.	26,410	649
*	Panera Bread Co. Class A	5,779	462
*	MGM Resorts International	50,061	451
*	WMS Industries Inc.	11,018	389
*	Penn National Gaming Inc.	12,902	364
*	Bally Technologies Inc.	10,443	328
*	Hyatt Hotels Corp. Class A	8,280	312
	Brinker International Inc.	19,432	306
	Burger King Holdings Inc.	18,196	299
	Wendy’s/Arby’s Group Inc.
	Class A	64,943	253
*	Cheesecake Factory Inc.	10,858	243
*	Life Time Fitness Inc.	7,103	241
*	Jack in the Box Inc.	10,401	210
	Cracker Barrel Old
	Country Store Inc.	4,497	201
	PF Chang’s China Bistro Inc.	4,378	187
	Choice Hotels
	International Inc.	5,619	185
*	Vail Resorts Inc.	5,494	182
*	Gaylord Entertainment Co.	6,254	164
*	Orient-Express Hotels Ltd.
	Class A	17,130	148
	Bob Evans Farms Inc.	5,791	148
*	Scientific Games Corp.
	Class A	13,387	137

			Market
			Value•
		Shares	($000)
*	Buffalo Wild Wings Inc.	3,260	136
*	Texas Roadhouse Inc.
	Class A	10,124	134
*	CEC Entertainment Inc.	4,158	130
	International Speedway Corp.
	Class A	5,251	120
*	Pinnacle Entertainment Inc.	11,487	113
*	Domino’s Pizza Inc.	7,818	100
*	Ruby Tuesday Inc.	10,867	100
*	BJ’s Restaurants Inc.	4,109	98
*	Papa John’s International Inc.	4,071	97
*	Interval Leisure Group Inc.	7,571	95
*	DineEquity Inc.	2,880	92
*	Peet’s Coffee & Tea Inc.	2,536	87
*	Sonic Corp.	10,900	84
	Ameristar Casinos Inc.	4,912	81
*	Shuffle Master Inc.	10,012	80
	Churchill Downs Inc.	2,269	78
*	Boyd Gaming Corp.	10,528	73
*	California Pizza Kitchen Inc.	4,445	68
*	Biglari Holdings Inc.	227	66
*	AFC Enterprises Inc.	4,923	53
*	Red Robin Gourmet
	Burgers Inc.	2,776	51
*	Krispy Kreme
	Doughnuts Inc.	11,388	45
*	Denny’s Corp.	18,871	45
	Marcus Corp.	3,876	43
	Ambassadors Group Inc.	3,387	37
	Speedway Motorsports Inc.	2,789	37
*	Landry’s Restaurants Inc.	1,346	33
*	Isle of Capri Casinos Inc.	3,009	21
*	Monarch Casino & Resort Inc.	1,768	17
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	45	—
			42,550
Household Durables (5.0%)
	Stanley Black & Decker Inc.	28,802	1,545
	Fortune Brands Inc.	28,794	1,290
	Whirlpool Corp.	14,204	1,053
	Newell Rubbermaid Inc.	52,585	790
*	NVR Inc.	1,099	664
^	Garmin Ltd.	22,615	602
	DR Horton Inc.	54,131	555
	Leggett & Platt Inc.	28,061	538
*	Pulte Group Inc.	65,085	522
*	Mohawk Industries Inc.	11,018	488
	Tupperware Brands Corp.	11,945	470
	Jarden Corp.	17,443	470
*	Toll Brothers Inc.	26,502	458
*	Harman International
	Industries Inc.	13,142	410
	Lennar Corp. Class A	29,040	382
*	Tempur-Pedic
	International Inc.	13,166	353
	MDC Holdings Inc.	7,090	189
	KB Home	14,875	153
	Ryland Group Inc.	8,374	135
	American Greetings Corp.
	Class A	6,894	133
*	Helen of Troy Ltd.	5,488	122
*	Meritage Homes Corp.	5,472	98
	National Presto Industries Inc.	902	90
*	Standard Pacific Corp.	20,257	71
*	iRobot Corp.	4,008	66
	Ethan Allen Interiors Inc.	4,889	66
*	La-Z-Boy Inc.	9,742	65
*	Universal Electronics Inc.	2,546	49
*	Beazer Homes USA Inc.	14,071	49

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Blyth Inc.	1,081	41
*	Hovnanian Enterprises Inc.
	Class A	9,914	34
*	Furniture Brands
	International Inc.	7,272	34
*	M/I Homes Inc.	3,480	33
*	Deer Consumer Products Inc.	3,394	27
	CSS Industries Inc.	1,426	22
*	Sealy Corp.	9,003	21
*	Brookfield Homes Corp.	2,185	14
			12,102
Internet & Catalog Retail (5.7%)
*	Amazon.com Inc.	67,392	8,413
*	priceline.com Inc.	8,616	2,511
*	NetFlix Inc.	8,397	1,054
	Expedia Inc.	39,108	894
*	HSN Inc.	7,590	199
*	Blue Nile Inc.	2,725	112
*	Shutterfly Inc.	4,569	102
	NutriSystem Inc.	5,341	94
	PetMed Express Inc.	4,296	66
*	Overstock.com Inc.	2,987	42
*	Orbitz Worldwide Inc.	3,719	19
*	Vitacost.com Inc.	3,154	18
	Gaiam Inc. Class A	2,864	15
*	1-800-Flowers.com Inc.
	Class A	5,000	8
			13,547
Leisure Equipment & Products (1.5%)
	Mattel Inc.	68,943	1,447
	Hasbro Inc.	24,757	999
	Polaris Industries Inc.	5,947	317
	Brunswick Corp.	16,703	212
*	Eastman Kodak Co.	50,941	178
	Pool Corp.	9,364	173
*	Jakks Pacific Inc.	5,261	78
	Callaway Golf Co.	12,121	76
*	RC2 Corp.	4,114	76
	Sturm Ruger & Co. Inc.	3,553	46
*	Smith & Wesson
	Holding Corp.	11,219	42
*	Leapfrog Enterprises Inc.	6,740	32
*	Marine Products Corp.	2,210	11
			3,687
Media (27.9%)
	Walt Disney Co.	351,692	11,462
	Time Warner Inc.	215,426	6,458
*	DIRECTV Class A	167,657	6,358
	Comcast Corp. Class A	354,861	6,075
	News Corp. Class A	373,242	4,692
	Time Warner Cable Inc.	67,005	3,458
	Viacom Inc. Class B	104,910	3,296
	Comcast Corp.	180,315	2,898
	Omnicom Group Inc.	58,020	2,031
	McGraw-Hill Cos. Inc.	59,635	1,649
	CBS Corp. Class B	118,817	1,642
	Virgin Media Inc.	59,405	1,236
	Cablevision Systems Corp.
	Class A	47,526	1,192
*	Liberty Media Corp. -
	Interactive	107,359	1,133
*	Discovery
	Communications Inc.
	Class A	25,714	971
*	Discovery
	Communications Inc.	26,787	905
*	Interpublic Group of
	Cos. Inc.	92,586	790
	News Corp. Class B	54,197	764

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp. - Capital	15,816	713
	DISH Network Corp.
	Class A	39,582	710
*	Sirius XM Radio Inc.	734,453	702
	Scripps Networks
	Interactive Inc. Class A	17,169	690
*	Liberty Global Inc. Class A	24,718	680
*	Liberty Global Inc.	21,787	600
*	Liberty Media Corp. - Starz	9,229	551
	Gannett Co. Inc.	45,019	544
*	DreamWorks Animation
	SKG Inc. Class A	13,735	407
	Washington Post Co. Class B	1,124	405
	John Wiley & Sons Inc.
	Class A	8,463	301
*	Lamar Advertising Co.
	Class A	10,954	287
*	Valassis Communications Inc.	9,405	276
*	Madison Square Garden Inc.
	Class A	11,770	231
*	Live Nation
	Entertainment Inc.	26,098	225
	Meredith Corp.	6,869	201
	Regal Entertainment Group
	Class A	16,044	198
	CTC Media Inc.	10,312	185
*	New York Times Co. Class A	24,496	176
*	Morningstar Inc.	4,214	170
	National CineMedia Inc.	9,984	159
	Cinemark Holdings Inc.	10,610	155
	Scholastic Corp.	6,245	146
	Arbitron Inc.	5,000	127
*	Lions Gate
	Entertainment Corp.	14,260	102
*	Belo Corp. Class A	17,392	91
*	Clear Channel Outdoor
	Holdings Inc. Class A	7,791	78
	Harte-Hanks Inc.	7,137	73
*	Knology Inc.	5,932	70
*	Ascent Media Corp. Class A	2,582	69
	World Wrestling
	Entertainment Inc. Class A	4,345	61
*	Sinclair Broadcast Group Inc.
	Class A	8,791	53
*	Mediacom Communications
	Corp. Class A	7,811	45
*	Warner Music Group Corp.	10,171	43
*	CKX Inc.	8,739	41
*	EW Scripps Co. Class A	5,954	40
*	Journal Communications Inc.
	Class A	8,207	32
*	Martha Stewart Living
	Omnimedia Class A	5,242	23
*	LIN TV Corp. Class A	5,539	22
*	SuperMedia Inc.	2,401	22
*	China MediaExpress
	Holdings Inc.	1,846	16
*	Outdoor Channel
	Holdings Inc.	2,438	13
			66,743
Multiline Retail (7.1%)
	Target Corp.	132,246	6,766
*	Kohl’s Corp.	55,123	2,590
	Macy’s Inc.	79,785	1,551
*	Dollar Tree Inc.	25,025	1,134
	Family Dollar Stores Inc.	24,264	1,038
	Nordstrom Inc.	32,968	953
	JC Penney Co. Inc.	40,199	804
*,^	Sears Holdings Corp.	8,685	538

			Market
			Value•
		Shares	($000)
*	Big Lots Inc.	15,303	478
*	Dollar General Corp.	16,080	439
	Dillard’s Inc. Class A	9,450	207
*	Saks Inc.	25,857	204
*	99 Cents Only Stores	9,214	161
	Fred’s Inc. Class A	7,133	79
*	Retail Ventures Inc.	4,567	39
			16,981
Specialty Retail (19.1%)
	Home Depot Inc.	320,071	8,901
	Lowe’s Cos. Inc.	272,752	5,537
	TJX Cos. Inc.	77,116	3,061
	Staples Inc.	137,968	2,452
	Best Buy Co. Inc.	67,795	2,128
*	Bed Bath & Beyond Inc.	49,901	1,795
	Gap Inc.	88,308	1,492
*	O’Reilly Automotive Inc.	26,111	1,234
	Ltd Brands Inc.	51,967	1,226
	Ross Stores Inc.	23,135	1,148
*	AutoZone Inc.	5,405	1,134
	Tiffany & Co.	24,049	953
	Advance Auto Parts Inc.	16,535	901
*	CarMax Inc.	42,273	842
*	Urban Outfitters Inc.	25,640	777
	PetSmart Inc.	23,384	746
	Abercrombie & Fitch Co.	16,671	577
*	GameStop Corp. Class A	27,405	491
	Williams-Sonoma Inc.	18,333	476
	American Eagle
	Outfitters Inc.	37,592	475
	Tractor Supply Co.	6,870	467
	RadioShack Corp.	23,713	438
*	Signet Jewelers Ltd.	16,166	427
*	Dick’s Sporting Goods Inc.	17,124	419
*	Aeropostale Inc.	17,879	381
	Guess? Inc.	11,466	370
*	J Crew Group Inc.	11,462	349
	Foot Locker Inc.	29,524	347
	Chico’s FAS Inc.	33,848	279
*	AutoNation Inc.	12,194	275
*	Dress Barn Inc.	12,017	251
	Rent-A-Center Inc.	12,388	249
	Aaron’s Inc.	13,182	215
*	Gymboree Corp.	5,626	212
*	Childrens Place Retail
	Stores Inc.	4,720	206
*	Jo-Ann Stores Inc.	4,915	200
*	JOS A Bank Clothiers Inc.	5,205	190
	Men’s Wearhouse Inc.	9,476	183
*	Office Depot Inc.	52,111	178
*	AnnTaylor Stores Corp.	11,176	171
*	Sally Beauty Holdings Inc.	18,970	164
*	Collective Brands Inc.	12,246	158
*	OfficeMax Inc.	16,074	157
	Monro Muffler Brake Inc.	3,578	150
*	Ulta Salon Cosmetics &
	Fragrance Inc.	6,051	137
*	Pier 1 Imports Inc.	22,105	135
	Finish Line Inc. Class A	9,943	131
	Buckle Inc.	5,300	127
*	Hibbett Sports Inc.	5,461	127
	Cato Corp. Class A	5,256	121
*	Cabela’s Inc.	7,695	120
*	Group 1 Automotive Inc.	4,630	117
*	Genesco Inc.	4,559	115
	Barnes & Noble Inc.	7,117	108
*	Penske Automotive Group Inc.	8,637	104
	PEP Boys-Manny Moe
	& Jack	10,013	90

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Brown Shoe Co. Inc.	8,272	87
*	Lumber Liquidators
	Holdings Inc.	4,122	83
	Stage Stores Inc.	7,337	82
*	Vitamin Shoppe Inc.	3,286	80
*	Charming Shoppes Inc.	21,711	73
*	Talbots Inc.	7,287	73
*	hhgregg Inc.	3,696	70
*	Asbury Automotive Group Inc.	5,601	67
*	DSW Inc. Class A	2,770	66
*	Citi Trends Inc.	2,770	63
*	Sonic Automotive Inc. Class A	6,979	61
*	Zumiez Inc.	4,097	61
*	Wet Seal Inc. Class A	19,219	58
*	Select Comfort Corp.	10,267	55
*	Rue21 Inc.	2,520	53
*	Coldwater Creek Inc.	12,096	52
*	America’s Car-Mart Inc.	1,981	50
	Big 5 Sporting Goods Corp.	3,979	47
*	Pacific Sunwear Of California	12,304	46
	Christopher & Banks Corp.	6,714	43
	HOT Topic Inc.	8,267	43
*	Stein Mart Inc.	5,026	36
	Bebe Stores Inc.	5,669	32
	Haverty Furniture Cos. Inc.	2,945	28
	Systemax Inc.	2,062	24
*	Build-A-Bear Workshop Inc.	2,968	15
*	Borders Group Inc.	11,173	12
*	New York & Co. Inc.	5,119	9
*	Conn’s Inc.	1,771	8
			45,691
Textiles, Apparel & Luxury Goods (5.9%)
	NIKE Inc. Class B	71,057	4,974
	Coach Inc.	57,671	2,067
	VF Corp.	16,652	1,176
	Polo Ralph Lauren Corp.
	Class A	12,019	910
	Phillips-Van Heusen Corp.	10,935	499
*	Fossil Inc.	10,173	483
*	Hanesbrands Inc.	18,069	433
*	Warnaco Group Inc.	8,381	351
*	Deckers Outdoor Corp.	7,325	318
*	Lululemon Athletica Inc.	8,599	284

			Market
			Value•
		Shares	($000)
	Jones Apparel Group Inc.	16,424	253
*	Carter’s Inc.	11,212	250
*	Under Armour Inc. Class A	6,859	246
	Wolverine World Wide Inc.	9,367	237
*	Iconix Brand Group Inc.	13,645	208
*	CROCS Inc.	16,296	204
*	Skechers U.S.A. Inc. Class A	6,751	172
*	Steven Madden Ltd.	4,693	162
*	Timberland Co. Class A	8,157	131
*	Maidenform Brands Inc.	4,332	116
	Columbia Sportswear Co.	2,254	105
*	Quiksilver Inc.	24,682	89
*	True Religion Apparel Inc.	4,515	79
*	Liz Claiborne Inc.	17,769	75
*	G-III Apparel Group Ltd.	3,070	74
*	K-Swiss Inc. Class A	5,042	57
	Oxford Industries Inc.	2,641	52
*	Volcom Inc.	3,206	50
*	Unifi Inc.	8,479	35
*	Movado Group Inc.	3,313	34
	Weyco Group Inc.	1,380	32
*	Kenneth Cole Productions Inc.
	Class A	1,868	23
*	Fuqi International Inc.	3,055	18
*	American Apparel Inc.	7,062	5
			14,202
Total Common Stocks
(Cost $266,869)			239,629
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $747)	746,502	747
Total Investments (100.3%)
(Cost $267,616)			240,376
Other Assets and Liabilities (–0.3%)
Other Assets			1,554
Liabilities[2]			(2,336)
			(782)
Net Assets (100%)			239,594

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	280,223
Undistributed Net Investment Income	1,830
Accumulated Net Realized Losses	(15,219)
Unrealized Appreciation (Depreciation)	(27,240)
Net Assets	239,594

Admiral Shares—Net Assets
Applicable to 212,700 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,266
Net Asset Value Per Share—
Admiral Shares	$24.76

ETF Shares—Net Assets
Applicable to 4,902,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	234,328
Net Asset Value Per Share—
ETF Shares	$47.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $565,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $585,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	3,329
Security Lending	39
Total Income	3,368
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative—
Admiral Shares	9
Management and Administrative—
ETF Shares	372
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	56
Custodian Fees	16
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	20
Total Expenses	528
Net Investment Income	2,840
Realized Net Gain (Loss) on
Investment Securities Sold	10,984
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,411
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,235

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,840	1,838
Realized Net Gain (Loss)	10,984	(63,452)
Change in Unrealized Appreciation (Depreciation)	7,411	1,356
Net Increase (Decrease) in Net Assets Resulting from Operations	21,235	(60,258)
Distributions
Net Investment Income
Admiral Shares	(19)	(11)
ETF Shares	(1,749)	(2,360)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,768)	(2,371)
Capital Share Transactions
Admiral Shares	4,050	597
ETF Shares	74,041	(53,138)
Net Increase (Decrease) from Capital Share Transactions	78,091	(52,541)
Total Increase (Decrease)	97,558	(115,170)
Net Assets
Beginning of Period	142,036	257,206
End of Period[1]	239,594	142,036

1 Net Assets—End of Period includes undistributed net investment income of $1,830,000 and $758,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.43	$25.03	$31.02	$27.03	$27.75
Investment Operations
Net Investment Income	.307	.398	.285[1]	.217	.245[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.251	(3.603)	(6.075)	4.015	(.808)
Total from Investment Operations	3.558	(3.205)	(5.790)	4.232	(.563)
Distributions
Dividends from Net Investment Income	(.228)	(.395)	(.200)	(.242)	(.157)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.228)	(.395)	(.200)	(.242)	(.157)
Net Asset Value, End of Period	$24.76	$21.43	$25.03	$31.02	$27.03

Total Return[2]	16.62%	–12.34%	–18.74%	15.64%	–2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5.3	$1.3	$0.7	$1.0	$0.6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.58%	1.11%	0.84%	0.89%
Portfolio Turnover Rate[3]	7%	5%	12%	8%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$41.37	$48.38	$60.02	$52.28	$53.65
Investment Operations
Net Investment Income	.581	.764	.592[1]	.450	.494[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.286	(6.988)	(11.772)	7.760	(1.556)
Total from Investment Operations	6.867	(6.224)	(11.180)	8.210	(1.062)
Distributions
Dividends from Net Investment Income	(.437)	(.786)	(.460)	(.470)	(.308)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.437)	(.786)	(.460)	(.470)	(.308)
Net Asset Value, End of Period	$47.80	$41.37	$48.38	$60.02	$52.28

Total Return	16.62%	–12.32%	–18.70%	15.69%	–1.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$234	$141	$257	$114	$47
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.61%	1.16%	0.89%	0.92%
Portfolio Turnover Rate[2]	7%	5%	12%	8%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $12,664,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $2,010,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $13,657,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,526,000 through August 31, 2016, $4,557,000 through August 31, 2017, and $7,274,000 through August 31, 2018. In addition, the fund realized losses of $1,506,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $267,672,000. Net unrealized depreciation of investment securities for tax purposes was $27,296,000, consisting of unrealized gains of $13,145,000 on securities that had risen in value since their purchase and $40,441,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $134,345,000 of investment securities and sold $55,133,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,546	173	659	34
Issued in Lieu of Cash Distributions	16	1	10	1
Redeemed[1]	(512)	(21)	(72)	(4)
Net Increase (Decrease)—Admiral Shares	4,050	153	597	31
ETF Shares
Issued	113,968	2,300	100,999	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(39,927)	(800)	(154,137)	(4,500)
Net Increase (Decrease)—ETF Shares	74,041	1,500	(53,138)	(1,900)

1 Net of redemption fees for fiscal 2010 and 2009 of $8,000 and $0, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	113	113	2,478
Median Market Cap	$46.5B	$52.2B	$26.3B
Price/Earnings Ratio	15.3x	15.3x	15.4x
Price/Book Ratio	2.9x	3.0x	1.9x
Yield[3]		3.0%	2.1%
Admiral Shares	2.6%
ETF Shares	2.5%
Return on Equity	24.3%	24.3%	19.2%
Earnings Growth Rate	6.0%	6.1%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.81
Beta	1.01	0.60

Subindustry Diversification (% of equity exposure)

Agricultural Products	2.9%
Drug Retail	5.5
Food Distributors	1.9
Food Retail	3.3
Household Products	21.0
Hypermarkets & Supercenters	10.4
Packaged Foods & Meats	18.1
Personal Products	3.3
Soft Drinks	18.7
Tobacco	13.2
Other Consumer Staples	1.7

Ten Largest Holdings[7] (% of total net assets)

Procter & Gamble Co.	13.6%
Coca-Cola Co.	8.7
Wal-Mart Stores Inc.	7.9
PepsiCo Inc.	7.8
Philip Morris International Inc.	7.1
Kraft Foods Inc.	4.5
Altria Group Inc.	4.0
CVS Caremark Corp.	3.2
Colgate-Palmolive Co.	3.1
Kimberly-Clark Corp.	2.3
Top Ten	62.2%

1 MSCI US IMI/Consumer Staples 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value[2]	10.33%	5.44%	5.96%	$14,650
Consumer Staples Index Fund
ETF Shares Market Price	10.18	5.44	5.95	14,636
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US
IMI/Consumer Staples 25/50[3]	10.49	5.50	5.89	14,583

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[4]	10.34%	5.41%	6.02%	$146,899
MSCI US IMI/2500	5.81	–0.39	1.65	111,344
Spliced MSCI US IMI/Consumer Staples 25/50[3]	10.49	5.50	5.97	146,466

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Staples Index Fund ETF Shares Market Price	10.18%	30.30%	46.36%
Consumer Staples Index Fund ETF Shares Net Asset Value	10.33	30.31	46.50
Spliced MSCI US IMI/Consumer Staples 25/50[1]	10.49	30.70	45.83

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		13.76%	4.84%	5.41%
Net Asset Value		13.75	4.86	5.42
Admiral Shares[2]	1/30/2004	13.74	4.83	5.47

1 Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Beverages (20.4%)
	Coca-Cola Co.	899,047	50,275
	PepsiCo Inc.	702,835	45,108
	Dr Pepper Snapple
	Group Inc.	132,088	4,863
	Coca-Cola Enterprises Inc.	155,810	4,434
	Molson Coors Brewing Co.
	Class B	83,907	3,655
	Brown-Forman Corp.
	Class B	43,177	2,646
*	Hansen Natural Corp.	43,730	1,970
*	Constellation Brands Inc.
	Class A	113,359	1,888
*	Central European
	Distribution Corp.	41,495	949
*	Boston Beer Co. Inc.
	Class A	10,359	681
	National Beverage Corp.	30,865	443
*	Heckmann Corp.	99,195	397
	Coca-Cola Bottling Co.
	Consolidated	7,836	390
			117,699
Food & Staples Retailing (21.2%)
	Wal-Mart Stores Inc.	912,931	45,774
	CVS Caremark Corp.	684,491	18,481
	Walgreen Co.	487,701	13,109
	Costco Wholesale Corp.	219,723	12,425
	Sysco Corp.	297,454	8,177
	Kroger Co.	310,510	6,126
	Safeway Inc.	202,526	3,808
*	Whole Foods Market Inc.	78,497	2,731
*	BJ’s Wholesale Club Inc.	34,923	1,465
^	Casey’s General Stores Inc.	33,668	1,267
	SUPERVALU Inc.	123,599	1,201
*	United Natural Foods Inc.	29,879	1,038
	Ruddick Corp.	29,711	962
	Andersons Inc.	17,492	627
*	Pantry Inc.	32,175	606
	Nash Finch Co.	14,515	570
	Pricesmart Inc.	21,113	545
	Weis Markets Inc.	14,237	501
*	Rite Aid Corp.	542,129	473
*	Susser Holdings Corp.	34,115	396
	Spartan Stores Inc.	30,201	395
	Ingles Markets Inc. Class A	25,770	381
	Village Super Market Inc.
	Class A	13,237	343
*	Winn-Dixie Stores Inc.	52,250	343
	Arden Group Inc.	3,743	327
*,^	Great Atlantic &
	Pacific Tea Co.	80,419	244
			122,315
Food Products (21.0%)
	Kraft Foods Inc.	862,871	25,843
	General Mills Inc.	331,444	11,985
	Archer-Daniels-Midland Co.	322,317	9,921
	HJ Heinz Co.	159,558	7,378

			Market
			Value•
		Shares	($000)
	Kellogg Co.	134,825	6,698
	Mead Johnson Nutrition Co.	105,014	5,481
	Sara Lee Corp.	341,033	4,924
	ConAgra Foods Inc.	227,909	4,921
	Campbell Soup Co.	108,796	4,054
	Hershey Co.	83,902	3,899
	Bunge Ltd.	70,963	3,761
	JM Smucker Co.	62,221	3,639
	McCormick & Co. Inc.	65,005	2,592
	Tyson Foods Inc. Class A	158,070	2,589
*	Ralcorp Holdings Inc.	31,711	1,892
*	Green Mountain Coffee
	Roasters Inc.	61,159	1,885
	Hormel Foods Corp.	42,565	1,837
	Del Monte Foods Co.	118,230	1,542
	Corn Products
	International Inc.	44,905	1,533
*	Smithfield Foods Inc.	89,077	1,437
	Flowers Foods Inc.	51,138	1,321
*	Dean Foods Co.	108,458	1,110
*	TreeHouse Foods Inc.	23,667	982
*	Fresh Del Monte
	Produce Inc.	35,873	788
*	Hain Celestial Group Inc.	34,839	778
	Diamond Foods Inc.	18,103	764
	Sanderson Farms Inc.	16,465	708
	Lancaster Colony Corp.	14,466	659
*	Zhongpin Inc.	36,188	579
	B&G Foods Inc. Class A	53,009	566
*	Darling International Inc.	75,172	565
	Lance Inc.	25,269	544
	J&J Snack Foods Corp.	13,785	520
	Tootsie Roll Industries Inc.	21,686	512
*	Chiquita Brands
	International Inc.	39,143	492
	Cal-Maine Foods Inc.	15,116	449
	Calavo Growers Inc.	21,416	420
*	Pilgrim’s Pride Corp.	57,994	363
*	Dole Food Co. Inc.	40,227	348
*	Smart Balance Inc.	83,369	303
	Farmer Bros Co.	19,405	276
	Alico Inc.	12,684	261
*,^	American Dairy Inc.	30,961	252
*	AgFeed Industries Inc.	90,352	203
			121,574
Household Products (20.9%)
	Procter & Gamble Co.	1,319,715	78,748
	Colgate-Palmolive Co.	243,479	17,979
	Kimberly-Clark Corp.	206,325	13,287
	Clorox Co.	72,140	4,676
	Church & Dwight Co. Inc.	38,313	2,346
*	Energizer Holdings Inc.	37,051	2,336
	WD-40 Co.	16,686	587
*	Central Garden and Pet Co.
	Class A	53,235	497
*	Central Garden and Pet Co.	37,230	344
			120,800

			Market
			Value•
		Shares	($000)
Personal Products (3.3%)
	Avon Products Inc.	217,073	6,317
	Estee Lauder Cos. Inc.
	Class A	60,040	3,366
	Herbalife Ltd.	36,550	2,031
*	NBTY Inc.	33,218	1,810
	Alberto-Culver Co. Class B	52,989	1,645
	Nu Skin Enterprises Inc.
	Class A	39,626	1,013
*	USANA Health Sciences Inc.	12,868	547
	Inter Parfums Inc.	27,811	457
*	Elizabeth Arden Inc.	27,280	447
*	Prestige Brands Holdings Inc.	54,912	406
*,^	China-Biotics Inc.	25,292	327
*	American Oriental
	Bioengineering Inc.	116,618	265
*	Revlon Inc. Class A	23,854	259
*	China Sky One Medical Inc.	25,024	239
			19,129
Tobacco (13.3%)
	Philip Morris
	International Inc.	795,491	40,920
	Altria Group Inc.	1,031,406	23,021
	Lorillard Inc.	79,350	6,031
	Reynolds American Inc.	89,976	4,907
	Vector Group Ltd.	39,215	747
	Universal Corp.	17,273	616
*	Alliance One
	International Inc.	99,059	347
			76,589
Total Common Stocks
(Cost $603,326)			578,106
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $949)	949,102	949
Total Investments (100.3%)
(Cost $604,275)			579,055
Other Assets and Liabilities (–0.3%)
Other Assets			5,991
Liabilities[2]			(7,445)
			(1,454)
Net Assets (100%)			577,601

Consumer Staples Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	611,655
Undistributed Net Investment Income	9,486
Accumulated Net Realized Losses	(18,320)
Unrealized Appreciation (Depreciation)	(25,220)
Net Assets	577,601

Admiral Shares—Net Assets
Applicable to 922,328 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,362
Net Asset Value Per Share—
Admiral Shares	$32.92

ETF Shares—Net Assets
Applicable to 8,201,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	547,239
Net Asset Value Per Share—
ETF Shares	$66.72

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $906,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $949,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	17,508
Interest[1]	1
Security Lending	61
Total Income	17,570
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative—
Admiral Shares	60
Management and Administrative—
ETF Shares	1,030
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	172
Custodian Fees	6
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	72
Trustees’ Fees and Expenses	1
Total Expenses	1,463
Net Investment Income	16,107
Realized Net Gain (Loss) on
Investment Securities Sold	18,127
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	23,452
Net Increase (Decrease) in
Net Assets Resulting from Operations	57,686

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,107	15,458
Realized Net Gain (Loss)	18,127	2,903
Change in Unrealized Appreciation (Depreciation)	23,452	(59,656)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,686	(41,295)
Distributions
Net Investment Income
Admiral Shares	(745)	(425)
ETF Shares	(15,294)	(11,495)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,039)	(11,920)
Capital Share Transactions
Admiral Shares	(302)	11,397
ETF Shares	(44,794)	86,801
Net Increase (Decrease) from Capital Share Transactions	(45,096)	98,198
Total Increase (Decrease)	(3,449)	44,983
Net Assets
Beginning of Period	581,050	536,067
End of Period[2]	577,601	581,050

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $9,486,000 and $9,418,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$30.62	$34.06	$33.22	$30.56	$27.64
Investment Operations
Net Investment Income	.860[1]	.777[1]	.634[1]	.662	.547[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.290	(3.648)	.766	2.460	2.716
Total from Investment Operations	3.150	(2.871)	1.400	3.122	3.263
Distributions
Dividends from Net Investment Income	(.850)	(.569)	(.560)	(.462)	(.343)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.850)	(.569)	(.560)	(.462)	(.343)
Net Asset Value, End of Period	$32.92	$30.62	$34.06	$33.22	$30.56

Total Return[2]	10.34%	–8.26%	4.15%	10.30%	11.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30	$29	$18	$9	$6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.77%	1.88%	2.16%	1.90%
Portfolio Turnover Rate[3]	7%	17%	13%	12%	14%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$62.07	$69.04	$67.35	$61.94	$56.03
Investment Operations
Net Investment Income	1.753[1]	1.616[1]	1.327[1]	1.370	1.090[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.635	(7.413)	1.522	5.000	5.523
Total from Investment Operations	6.388	(5.797)	2.849	6.370	6.613
Distributions
Dividends from Net Investment Income	(1.738)	(1.173)	(1.159)	(.960)	(.703)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.738)	(1.173)	(1.159)	(.960)	(.703)
Net Asset Value, End of Period	$66.72	$62.07	$69.04	$67.35	$61.94

Total Return	10.33%	–8.22%	4.18%	10.38%	11.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$547	$552	$518	$310	$211
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.80%	1.93%	2.20%	1.93%
Portfolio Turnover Rate[2]	7%	17%	13%	12%	14%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $20,087,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $10,107,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $16,360,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. In addition, the fund realized losses of $1,689,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $604,546,000. Net unrealized depreciation of investment securities for tax purposes was $25,491,000, consisting of unrealized gains of $23,440,000 on securities that had risen in value since their purchase and $48,931,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $153,100,000 of investment securities and sold $197,502,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	8,871	267	17,568	619
Issued in Lieu of Cash Distributions	690	21	400	14
Redeemed[1]	(9,863)	(300)	(6,571)	(236)
Net Increase (Decrease)—Admiral Shares	(302)	(12)	11,397	397
ETF Shares
Issued	108,286	1,602	258,009	4,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(153,080)	(2,300)	(171,208)	(3,000)
Net Increase (Decrease)—ETF Shares	(44,794)	(698)	86,801	1,400

1 Net of redemption fees for fiscal 2010 and 2009 of $18,000 and $49,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	162	160	2,478
Median Market Cap	$32.7B	$59.4B	$26.3B
Price/Earnings Ratio	13.4x	13.4x	15.4x
Price/Book Ratio	1.6x	1.6x	1.9x
Yield[3]		2.0%	2.1%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	23.0%	23.3%	19.2%
Earnings Growth Rate	3.8%	4.0%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.57
Beta	1.05	0.95

Subindustry Diversification (% of equity exposure)

Coal & Consumable Fuels	3.4%
Integrated Oil & Gas	49.4
Oil & Gas Drilling	4.5
Oil & Gas Equipment & Services	15.6
Oil & Gas Exploration & Production	21.4
Oil & Gas Refining & Marketing	2.0
Oil & Gas Storage & Transportation	3.7

Ten Largest Holdings[7] (% of total net assets)

ExxonMobil Corp.	22.6%
Chevron Corp.	12.4
ConocoPhillips Co.	6.2
Occidental Petroleum Corp.	4.5
Schlumberger Ltd.	4.4
Apache Corp.	2.7
Devon Energy Corp.	2.2
Halliburton Co.	2.2
Anadarko Petroleum Corp.	1.9
EOG Resources Inc.	1.9
Top Ten	61.0%

1 MSCI US IMI/Energy 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund ETF Shares
Net Asset Value[2]	2.05%	1.92%	8.59%	$16,308
Energy Index Fund ETF Shares Market Price	1.81	1.92	8.57	16,289
MSCI US IMI/2500	5.81	–0.39	1.96	11,221
Spliced MSCI US IMI/Energy 25/50[3]	0.63	1.93	8.29	16,041

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund Admiral Shares[4]	2.05%	1.89%	7.60%	$154,012
MSCI US IMI/2500	5.81	–0.39	1.61	109,852
Spliced MSCI US IMI/Energy 25/50[3]	0.63	1.93	7.27	151,280

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2010

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Energy Index Fund ETF Shares Market Price	1.81%	9.98%	62.89%
Energy Index Fund ETF Shares Net Asset Value	2.05	9.97	63.08
Spliced MSCI US IMI/Energy 25/50[1]	0.63	10.02	60.41

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		5.62%	3.97%	8.23%
Net Asset Value		5.61	3.96	8.24
Admiral Shares[2]	10/7/2004	5.58	3.92	7.22

1 Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.1%)
	Oil & Gas Drilling (4.5%)
*	Transocean Ltd.	319,492	16,262
	Noble Corp.	261,996	8,153
*	Nabors Industries Ltd.	294,780	4,622
*	Pride International Inc.	183,443	4,320
^	Diamond Offshore
	Drilling Inc.	72,297	4,206
	Helmerich & Payne Inc.	110,252	4,084
*	Rowan Cos. Inc.	122,659	3,154
	Patterson-UTI Energy Inc.	169,983	2,509
*	Atwood Oceanics Inc.	68,205	1,711
*	Unit Corp.	48,819	1,663
*	Parker Drilling Co.	191,269	694
*	Pioneer Drilling Co.	107,154	583
*	Hercules Offshore Inc.	249,498	534
*	Bronco Drilling Co. Inc.	95,487	376
*	Seahawk Drilling Inc.	51,609	372

	Oil & Gas Equipment & Services (15.6%)
	Schlumberger Ltd.	963,011	51,357
	Halliburton Co.	894,941	25,246
	Baker Hughes Inc.	430,803	16,190
	National Oilwell Varco Inc.	416,383	15,652
*	Weatherford
	International Ltd.	739,287	11,023
*	Cameron International Corp.	246,075	9,051
*	FMC Technologies Inc.	124,164	7,680
	Core Laboratories NV	46,871	3,700
*	McDermott
	International Inc.	246,983	3,166
*	Dresser-Rand Group Inc.	88,773	3,153
*	Oceaneering
	International Inc.	59,198	2,961
	Tidewater Inc.	57,828	2,318
*	Oil States International Inc.	55,946	2,307
*	Superior Energy Services Inc.	90,452	1,945
*	Dril-Quip Inc.	36,683	1,939
*	SEACOR Holdings Inc.	24,611	1,936
	CARBO Ceramics Inc.	22,842	1,730
*	Exterran Holdings Inc.	72,543	1,605
	Lufkin Industries Inc.	36,820	1,423
*	Complete Production
	Services Inc.	78,696	1,388
*	Bristow Group Inc.	41,991	1,386
*	Key Energy Services Inc.	158,080	1,266
*	Helix Energy Solutions
	Group Inc.	130,251	1,185
*	Newpark Resources Inc.	129,825	1,133
*	Gulfmark Offshore Inc.	34,221	923
*	Tetra Technologies Inc.	109,288	917
*	Superior Well Services Inc.	38,753	858
	RPC Inc.	49,258	803
*	Global Industries Ltd.	164,048	749
*	Cal Dive International Inc.	153,181	700

			Market
			Value•
		Shares	($000)
*	Hornbeck Offshore
	Services Inc.	40,591	641
*	ION Geophysical Corp.	184,837	632
*	Willbros Group Inc.	79,679	624
*	Allis-Chalmers Energy Inc.	158,776	614
*	T-3 Energy Services Inc.	26,455	584
*	Tesco Corp.	58,266	578
*	OYO Geospace Corp.	10,991	541
*	Matrix Service Co.	62,224	530
	Gulf Island Fabrication Inc.	32,843	489
*	Dawson Geophysical Co.	19,824	479
*	PHI Inc.	32,474	471
*	Basic Energy Services Inc.	62,311	447
			235,563
Oil, Gas & Consumable Fuels (79.9%)
	Coal & Consumable Fuels (3.4%)
	Peabody Energy Corp.	269,463	11,533
	Consol Energy Inc.	227,826	7,336
*	Alpha Natural
	Resources Inc.	125,396	4,656
	EQT Corp.	141,369	4,609
	Arch Coal Inc.	170,941	3,848
	Massey Energy Co.	104,989	3,019
*	Patriot Coal Corp.	103,033	1,059
*	International Coal Group Inc.	190,177	869
*	USEC Inc.	172,341	810
*	Cloud Peak Energy Inc.	49,565	784
*	James River Coal Co.	45,949	727
*	Uranium Energy Corp.	178,362	453

	Integrated Oil & Gas (49.5%)
	Exxon Mobil Corp.	4,470,219	264,458
	Chevron Corp.	1,955,735	145,037
	ConocoPhillips	1,375,451	72,115
	Occidental
	Petroleum Corp.	722,550	52,804
	Marathon Oil Corp.	700,659	21,363
	Hess Corp.	292,802	14,713
	Murphy Oil Corp.	182,345	9,767

	Oil & Gas Exploration & Production (21.4%)
	Apache Corp.	356,156	32,001
	Devon Energy Corp.	419,362	25,279
	Anadarko Petroleum Corp.	488,029	22,444
	EOG Resources Inc.	249,722	21,693
	Chesapeake Energy Corp.	645,305	13,345
	Noble Energy Inc.	174,772	12,196
*	Southwestern Energy Co.	345,010	11,289
	Pioneer Natural
	Resources Co.	117,729	6,807
*	Newfield Exploration Co.	135,549	6,508
*	Ultra Petroleum Corp.	155,071	6,049
*	Denbury Resources Inc.	397,205	5,855
	Cimarex Energy Co.	85,722	5,608
	Range Resources Corp.	163,450	5,526
	QEP Resources Inc.	178,353	5,178
*	Petrohawk Energy Corp.	312,672	4,728

			Market
			Value•
		Shares	($000)
*	Concho Resources Inc.	80,535	4,705
*	Whiting Petroleum Corp.	53,398	4,530
*	Plains Exploration &
	Production Co.	148,809	3,554
	Cabot Oil & Gas Corp.	111,272	3,098
*	Forest Oil Corp.	115,256	3,010
	EXCO Resources Inc.	196,414	2,642
	SM Energy Co.	69,343	2,634
*	Mariner Energy Inc.	114,840	2,629
*	Atlas Energy Inc.	87,074	2,368
*	Brigham Exploration Co.	131,495	2,014
*	Gran Tierra Energy Inc.	295,439	1,861
*	SandRidge Energy Inc.	430,304	1,738
*	Quicksilver Resources Inc.	141,719	1,729
*	Continental Resources Inc.	40,425	1,638
	Berry Petroleum Co. Class A	57,641	1,565
*	Bill Barrett Corp.	46,914	1,528
*	McMoRan Exploration Co.	98,584	1,399
*	Comstock Resources Inc.	60,090	1,308
*	Rosetta Resources Inc.	66,235	1,305
*	Swift Energy Co.	48,253	1,300
*	Energy XXI Bermuda Ltd.	57,953	1,158
*	Carrizo Oil & Gas Inc.	47,606	998
*	Cobalt International
	Energy Inc.	119,474	975
*	Northern Oil and Gas Inc.	65,194	915
	Penn Virginia Corp.	65,403	912
*	Contango Oil & Gas Co.	19,133	839
*	Petroleum
	Development Corp.	30,659	825
*	ATP Oil & Gas Corp.	69,249	790
*	Stone Energy Corp.	68,873	779
*	Venoco Inc.	41,762	739
*	Rex Energy Corp.	65,292	738
*	Resolute Energy Corp.	66,829	714
*	Energy Partners Ltd.	61,025	667
*	Clayton Williams Energy Inc.	14,405	659
*	Goodrich Petroleum Corp.	49,066	652
*	Petroquest Energy Inc.	107,773	644
*	Vaalco Energy Inc.	111,941	637
*	Gulfport Energy Corp.	55,657	633
*	BPZ Resources Inc.	151,623	599
	W&T Offshore Inc.	66,138	598
*	Harvest Natural
	Resources Inc.	76,281	535
*	Warren Resources Inc.	162,015	499
*	Magnum Hunter
	Resources Corp.	121,707	470
*	Endeavour
	International Corp.	385,199	455
*	Delta Petroleum Corp.	610,822	421
*	Gastar Exploration Ltd.	139,312	418
*	Approach Resources Inc.	47,716	415
*	GMX Resources Inc.	97,134	413
*	Oilsands Quest Inc.	729,186	357

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Oil & Gas Refining & Marketing (1.9%)
	Valero Energy Corp.	566,045	8,927
	Sunoco Inc.	125,525	4,228
	Tesoro Corp.	163,829	1,840
	World Fuel Services Corp.	65,330	1,669
	Holly Corp.	62,949	1,637
	Frontier Oil Corp.	128,102	1,500
*	Clean Energy Fuels Corp.	59,051	853
*	CVR Energy Inc.	79,289	565
*	Western Refining Inc.	124,103	541
	Delek US Holdings Inc.	58,752	394
*	China Integrated Energy Inc. 48,059		368
	Alon USA Energy Inc.	63,183	342

	Oil & Gas Storage & Transportation (3.7%)
	Spectra Energy Corp.	645,663	13,133
	Williams Cos. Inc.	583,714	10,583
	El Paso Corp.	709,373	8,080
*	Kinder Morgan
	Management LLC	82,533	4,875
	Southern Union Co.	120,897	2,720
	Overseas Shipholding
	Group Inc.	37,229	1,199
*	Enbridge Energy
	Management LLC	19,523	1,036
	General Maritime Corp.	151,371	677
*	Crosstex Energy Inc.	84,054	624
*	Cheniere Energy Inc.	175,790	425
			936,691
Total Common Stocks
(Cost $1,237,885)			1,172,254
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $2,202)	2,202,102	2,202
Total Investments (100.2%)
(Cost $1,240,087)			1,174,456
Other Assets and Liabilities (–0.2%)
Other Assets			17,855
Liabilities[2]			(19,881)
			(2,026)
Net Assets (100%)			1,172,430

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,349,551
Undistributed Net Investment Income	14,159
Accumulated Net Realized Losses	(125,649)
Unrealized Appreciation (Depreciation)	(65,631)
Net Assets	1,172,430

Admiral Shares—Net Assets
Applicable to 3,497,253 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	131,421
Net Asset Value Per Share—
Admiral Shares	$37.58

ETF Shares—Net Assets
Applicable to 13,843,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,041,009
Net Asset Value Per Share—
ETF Shares	$75.20

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,100,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $2,202,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	23,203
Interest[1]	3
Security Lending	22
Total Income	23,228
Expenses
The Vanguard Group—Note B
Investment Advisory Services	144
Management and Administrative—
Admiral Shares	263
Management and Administrative—
ETF Shares	1,965
Marketing and Distribution—
Admiral Shares	22
Marketing and Distribution—
ETF Shares	291
Custodian Fees	9
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	109
Trustees’ Fees and Expenses	2
Total Expenses	2,831
Net Investment Income	20,397
Realized Net Gain (Loss) on
Investment Securities Sold	(9,773)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(10,417)
Net Increase (Decrease) in Net Assets
Resulting from Operations	207

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,397	13,882
Realized Net Gain (Loss)	(9,773)	(45,410)
Change in Unrealized Appreciation (Depreciation)	(10,417)	(235,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	207	(267,055)
Distributions
Net Investment Income
Admiral Shares	(1,675)	(1,381)
ETF Shares	(14,832)	(9,252)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,507)	(10,633)
Capital Share Transactions
Admiral Shares	27,810	4,816
ETF Shares	183,909	256,766
Net Increase (Decrease) from Capital Share Transactions	211,719	261,582
Total Increase (Decrease)	195,419	(16,106)
Net Assets
Beginning of Period	977,011	993,117
End of Period[2]	1,172,430	977,011

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $14,159,000 and $10,269,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$37.34	$54.66	$50.36	$40.36	$36.29
Investment Operations
Net Investment Income	.654	.578	.504	.501[1]	.460[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.166	(17.335)	4.246	9.944	3.960
Total from Investment Operations	.820	(16.757)	4.750	10.445	4.420
Distributions
Dividends from Net Investment Income	(.580)	(.563)	(.450)	(.445)	(.350)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.580)	(.563)	(.450)	(.445)	(.350)
Net Asset Value, End of Period	$37.58	$37.34	$54.66	$50.36	$40.36

Total Return[2]	2.05%	–30.51%	9.42%	26.03%	12.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$131	$108	$148	$115	$83
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.81%	0.99%	1.16%	1.20%
Portfolio Turnover Rate[3]	16%	25%	11%	15%	21%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$74.74	$109.54	$100.92	$80.90	$72.72
Investment Operations
Net Investment Income	1.312	1.191	1.059	1.080[1]	.966[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.341	(34.808)	8.501	19.869	7.915
Total from Investment Operations	1.653	(33.617)	9.560	20.949	8.881
Distributions
Dividends from Net Investment Income	(1.193)	(1.183)	(.940)	(.929)	(.701)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.193)	(1.183)	(.940)	(.929)	(.701)
Net Asset Value, End of Period	$75.20	$74.74	$109.54	$100.92	$80.90

Total Return	2.05%	–30.49%	9.47%	26.09%	12.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,041	$869	$845	$656	$340
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.84%	1.04%	1.20%	1.23%
Portfolio Turnover Rate[2]	16%	25%	11%	15%	21%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $237,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $29,099,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $15,281,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $91,138,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, $21,266,000 through August 31, 2017, and $66,923,000 through August 31, 2018. In addition, the fund realized losses of $32,690,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $1,241,907,000. Net unrealized depreciation of investment securities for tax purposes was $67,451,000, consisting of unrealized gains of $65,728,000 on securities that had risen in value since their purchase and $133,179,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $497,991,000 of investment securities and sold $282,492,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	57,079	1,339	40,669	1,162
Issued in Lieu of Cash Distributions	1,465	35	1,181	36
Redeemed[1]	(30,734)	(762)	(37,034)	(1,022)
Net Increase (Decrease)—Admiral Shares	27,810	612	4,816	176
ETF Shares
Issued	274,072	3,313	350,914	5,017
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(90,163)	(1,100)	(94,148)	(1,100)
Net Increase (Decrease)—ETF Shares	183,909	2,213	256,766	3,917

1 Net of redemption fees for fiscal 2010 and 2009 of $83,000 and $243,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	490	489	2,478
Median Market Cap	$18.1B	$18.0B	$26.3B
Price/Earnings Ratio	16.2x	16.2x	15.4x
Price/Book Ratio	1.0x	1.0x	1.9x
Yield[3]		1.9%	2.1%
Admiral Shares	1.6%
ETF Shares	1.5%
Return on Equity	11.2%	11.3%	19.2%
Earnings Growth Rate	–6.9%	–6.9%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.78
Beta	1.00	1.37

Subindustry Diversification (% of equity exposure)

Asset Management & Custody Banks	7.3%
Consumer Finance	4.4
Diversified Banks	8.6
Diversified REITs	1.2
Insurance Brokers	1.7
Investment Banking & Brokerage	7.0
Life & Health Insurance	5.9
Mortgage REITs	1.3
Multi-line Insurance	2.2
Office REITs	2.4
Other Diversified Financial Services	19.4
Property & Casualty Insurance	11.1
Regional Banks	9.5
Reinsurance	1.8
Residential REITs	2.4
Retail REITs	3.6
Specialized Finance	2.3
Specialized REITs	4.5
Thrifts & Mortgage Finance	1.8
Other Financials	1.6

Ten Largest Holdings[7] (% of total net assets)

JPMorgan Chase & Co.	7.8%
Bank of America Corp.	6.7
Wells Fargo & Co.	6.2
Citigroup Inc.	4.9
Goldman Sachs Group Inc.	3.6
Berkshire Hathaway Inc. Class B	3.4
American Express Co.	2.3
US Bancorp	2.1
MetLife Inc.	1.8
Morgan Stanley	1.7
Top Ten	40.5%

1 MSCI US IMI/Financials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund ETF Shares
Net Asset Value[2]	–3.51%	–9.74%	–6.52%	$6,409
Financials Index Fund ETF Shares
Market Price	–3.70	–9.73	–6.54	6,399
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US IMI/Financials 25/50[3]	–3.41	–9.74	–6.48	6,431

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund Admiral Shares[4]	–3.52%	–9.78%	–6.34%	$65,039
MSCI US IMI/2500	5.81	–0.39	1.75	112,082
Spliced MSCI US IMI/Financials 25/50[3]	–3.41	–9.74	–6.26	65,390

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Financials Index Fund ETF Shares Market Price	–3.70%	–40.05%	–36.01%
Financials Index Fund ETF Shares Net Asset Value	–3.51	–40.10	–35.91
Spliced MSCI US IMI/Financials 25/50[1]	–3.41	–40.09	–35.69

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		19.02%	–9.55%	–6.54%
Net Asset Value		18.96	–9.55	–6.55
Admiral Shares[2]	2/4/2004	18.84	–9.59	–6.35

1 Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (101.0%)
Capital Markets (14.5%)
	Goldman Sachs Group Inc.	138,733	18,998
	Morgan Stanley	356,940	8,813
	Bank of New York
	Mellon Corp.	344,132	8,352
	State Street Corp.	142,460	4,998
	Franklin Resources Inc.	45,128	4,355
	Charles Schwab Corp.	287,847	3,673
	T Rowe Price Group Inc.	73,593	3,222
	Ameriprise Financial Inc.	73,164	3,188
	Northern Trust Corp.	61,740	2,849
	Invesco Ltd.	123,748	2,240
	BlackRock Inc.	10,070	1,429
	Legg Mason Inc.	46,419	1,176
*	TD Ameritrade Holding Corp.	66,956	978
	Eaton Vance Corp.	33,645	874
	Ares Capital Corp.	54,975	821
*	E*Trade Financial Corp.	62,512	776
*	Affiliated Managers
	Group Inc.	12,080	776
	Jefferies Group Inc.	32,061	722
	SEI Investments Co.	37,980	672
	Raymond James
	Financial Inc.	28,482	657
	Waddell & Reed
	Financial Inc.	24,620	567
	Federated Investors Inc.
	Class B	26,639	555
	Apollo Investment Corp.	54,803	524
	Greenhill & Co. Inc.	7,173	505
*	American Capital Ltd.	96,403	489
	Janus Capital Group Inc.	52,648	478
*	Stifel Financial Corp.	9,233	400
*	Knight Capital Group Inc.
	Class A	25,715	305
*	MF Global Holdings Ltd.	39,587	261
*	KBW Inc.	9,773	215
	BlackRock Kelso Capital Corp.	17,583	190
*	optionsXpress Holdings Inc.	12,558	179
*	GLG Partners Inc.	39,895	178
	Prospect Capital Corp.	18,176	167
*	Investment Technology
	Group Inc.	12,459	166
*	Piper Jaffray Cos.	5,674	157
	Fifth Street Finance Corp.	15,419	152
	Artio Global Investors Inc.
	Class A	9,215	128
	Cohen & Steers Inc.	5,378	115
	Evercore Partners Inc.
	Class A	4,383	107
	Hercules Technology
	Growth Capital Inc.	10,473	96
	GFI Group Inc.	20,683	93
	MVC Capital Inc.	6,464	83
	BGC Partners Inc. Class A	14,482	75
	Capital Southwest Corp.	829	72

			Market
			Value•
		Shares	($000)
	Oppenheimer Holdings Inc.
	Class A	2,912	68
*	TradeStation Group Inc.	10,781	63
*	International Assets
	Holding Corp.	3,823	63
	SWS Group Inc.	8,449	61
*	FBR Capital Markets Corp.	16,973	58
	Duff & Phelps Corp. Class A	5,810	58
	Calamos Asset
	Management Inc. Class A	5,842	55
	Westwood Holdings
	Group Inc.	1,683	52
	NGP Capital Resources Co.	6,357	51
	GAMCO Investors Inc.	1,326	47
*	LaBranche & Co. Inc.	9,611	37
*	Gleacher & Co. Inc.	21,631	36
*	Penson Worldwide Inc.	5,187	24
			76,499
Commercial Banks (18.3%)
	Wells Fargo & Co.	1,404,500	33,076
	US Bancorp	543,895	11,313
	PNC Financial Services
	Group Inc.	149,345	7,611
	BB&T Corp.	196,306	4,342
	SunTrust Banks Inc.	141,780	3,189
	Fifth Third Bancorp	225,521	2,492
	Regions Financial Corp.	338,386	2,176
	M&T Bank Corp.	23,521	2,014
*	CIT Group Inc.	53,921	1,978
	KeyCorp	249,458	1,838
	Comerica Inc.	49,977	1,720
	Huntington Bancshares Inc.	203,286	1,075
	Marshall & Ilsley Corp.	143,468	940
	Zions Bancorporation	45,480	838
	Cullen/Frost Bankers Inc.	15,537	796
	Commerce Bancshares Inc.	20,289	725
	City National Corp.	13,349	647
*	First Horizon National Corp.	64,056	646
	Bank of Hawaii Corp.	13,777	615
	Valley National Bancorp	43,919	572
	Associated Banc-Corp	47,123	568
	East West Bancorp Inc.	38,589	564
	FirstMerit Corp.	30,786	533
	TCF Financial Corp.	36,370	519
	Fulton Financial Corp.	57,167	473
*	Popular Inc.	184,495	472
*	SVB Financial Group	11,872	441
*	Signature Bank	11,681	427
	Westamerica Bancorporation	8,365	424
	Synovus Financial Corp.	204,149	420
	CapitalSource Inc.	74,345	375
	Iberiabank Corp.	7,640	372
	Prosperity Bancshares Inc.	12,656	360
	BOK Financial Corp.	7,781	346
	Webster Financial Corp.	21,214	341
	Umpqua Holdings Corp.	32,580	339
	Trustmark Corp.	17,478	333
	UMB Financial Corp.	9,237	294

			Market
			Value•
		Shares	($000)
	Susquehanna
	Bancshares Inc.	35,875	284
	Glacier Bancorp Inc.	20,192	279
	BancorpSouth Inc.	21,654	276
	United Bankshares Inc.	11,948	275
	First Financial Bancorp	16,278	260
	FNB Corp.	32,949	256
	Wintrust Financial Corp.	8,672	249
	International
	Bancshares Corp.	15,769	246
	First Citizens
	BancShares Inc. Class A	1,410	237
	Old National Bancorp	25,251	233
	Hancock Holding Co.	8,405	229
	First Midwest Bancorp Inc.	20,414	224
	Wilmington Trust Corp.	25,419	224
	First Financial Bankshares Inc.	4,765	213
	National Penn
	Bancshares Inc.	36,303	211
	Community Bank System Inc.	9,337	211
	MB Financial Inc.	13,901	208
	Whitney Holding Corp.	27,729	206
	NBT Bancorp Inc.	9,978	204
	Cathay General Bancorp	20,813	200
	Park National Corp.	3,215	193
	Columbia Banking
	System Inc.	10,807	192
	PrivateBancorp Inc. Class A	17,335	181
	CVB Financial Corp.	24,429	167
*	Investors Bancorp Inc.	14,982	159
	Chemical Financial Corp.	7,918	153
*	Texas Capital Bancshares Inc.	9,965	152
	First Commonwealth
	Financial Corp.	29,456	146
	Bank of the Ozarks Inc.	3,913	144
	Home Bancshares Inc.	6,588	142
	PacWest Bancorp	8,274	141
	Sterling Bancshares Inc.	27,028	134
	S&T Bancorp Inc.	7,690	130
	City Holding Co.	4,469	128
	Boston Private
	Financial Holdings Inc.	19,288	121
*	Western Alliance Bancorp	19,653	120
	Oriental Financial Group Inc.	9,067	120
	Independent Bank Corp.	5,626	118
	Simmons First National Corp.
	Class A	4,187	106
	WesBanco Inc.	6,937	106
	SCBT Financial Corp.	3,667	105
	Community Trust Bancorp Inc.	3,795	100
	TowneBank	6,898	99
	Sandy Spring Bancorp Inc.	6,590	96
	Tompkins Financial Corp.	2,499	92
	Danvers Bancorp Inc.	6,082	92
	SY Bancorp Inc.	3,799	90
*	Citizens Republic
	Bancorp Inc.	113,760	89
	First Financial Corp.	2,917	84
	Lakeland Financial Corp.	4,460	83
*	Pinnacle Financial
	Partners Inc.	9,018	77
	Renasant Corp.	5,647	76
	Bancfirst Corp.	2,026	75
	First Busey Corp.	17,304	74
	Cardinal Financial Corp.	8,059	74
	Univest Corp. of Pennsylvania	4,570	73
	Southside Bancshares Inc.	3,945	72
	Washington Trust
	Bancorp Inc.	3,877	70

Financials Index Fund

			Market
			Value•
		Shares	($000)
	1st Source Corp.	4,238	69
	Suffolk Bancorp	2,839	67
	StellarOne Corp.	6,414	66
	Camden National Corp.	2,155	66
	Arrow Financial Corp.	2,881	66
*	United Community
	Banks Inc.	26,201	65
	Sterling Bancorp	7,192	63
	Southwest Bancorp Inc.	5,209	62
*	Nara Bancorp Inc.	10,147	61
	Union First Market
	Bankshares Corp.	5,142	60
	First Community
	Bancshares Inc.	4,607	59
	Northfield Bancorp Inc.	5,393	59
	Republic Bancorp Inc.
	Class A	3,017	59
	First Merchants Corp.	7,336	57
	First Bancorp	4,450	54
	Trico Bancshares	3,876	54
	Lakeland Bancorp Inc.	6,405	51
	CoBiz Financial Inc.	9,134	49
	Heartland Financial USA Inc.	3,406	48
	Great Southern Bancorp Inc.	2,269	46
	Citizens & Northern Corp.	3,596	38
	Wilshire Bancorp Inc.	5,703	35
	MainSource Financial
	Group Inc.	5,751	35
	Ames National Corp.	2,015	34
	Capital City Bank Group Inc.	3,005	33
*	South Financial Group Inc.	63,813	18
*	First BanCorp	23,386	8
			96,685
Consumer Finance (4.4%)
	American Express Co.	306,736	12,230
	Capital One Financial Corp.	129,489	4,902
	Discover Financial Services	154,273	2,238
*	SLM Corp.	137,824	1,523
*	AmeriCredit Corp.	38,344	928
	Cash America
	International Inc.	8,484	260
*	Ezcorp Inc. Class A	12,424	223
	Nelnet Inc. Class A	8,911	195
*	World Acceptance Corp.	4,689	191
*	First Cash Financial
	Services Inc.	7,212	172
*	Credit Acceptance Corp.	2,696	153
*	Dollar Financial Corp.	7,075	137
*	Cardtronics Inc.	9,740	135
	Advance America Cash
	Advance Centers Inc.	12,492	42
*	First Marblehead Corp.	19,028	39
	Student Loan Corp.	1,177	22
	CompuCredit Holdings Corp.	3,445	15
			23,405
Diversified Financial Services (22.0%)
	JPMorgan Chase & Co.	1,128,956	41,049
	Bank of America Corp.	2,847,035	35,445
*	Citigroup Inc.	6,990,263	26,004
	CME Group Inc.	18,631	4,622
	NYSE Euronext	74,059	2,054
*	IntercontinentalExchange Inc.	17,923	1,713
	Moody’s Corp.	57,134	1,208
*	Leucadia National Corp.	55,223	1,179
*	MSCI Inc. Class A	31,661	947
*	NASDAQ OMX Group Inc.	38,394	688
*	Portfolio Recovery
	Associates Inc.	4,798	306
*	PHH Corp.	15,730	291

			Market
			Value•
		Shares	($000)
*	Interactive Brokers
	Group Inc.	10,764	174
*	Pico Holdings Inc.	5,767	161
	Compass Diversified
	Holdings	10,138	144
	MarketAxess Holdings Inc.	8,381	128
*	CBOE Holdings Inc.	3,385	71
*	NewStar Financial Inc.	8,647	58
	Life Partners Holdings Inc.	2,192	32
*	Asset Acceptance
	Capital Corp.	4,516	17
			116,291
Insurance (23.0%)
*	Berkshire Hathaway Inc.
	Class B	230,994	18,198
	MetLife Inc.	254,055	9,552
	Travelers Cos. Inc.	140,472	6,880
	Prudential Financial Inc.	131,620	6,656
	Aflac Inc.	133,184	6,293
	ACE Ltd.	96,017	5,134
	Chubb Corp.	92,692	5,109
	Allstate Corp.	144,996	4,002
	Marsh & McLennan
	Cos. Inc.	153,492	3,641
	Progressive Corp.	180,683	3,578
	Loews Corp.	94,921	3,336
	AON Corp.	68,836	2,495
	Hartford Financial Services
	Group Inc.	119,753	2,414
	Principal Financial Group Inc.	90,646	2,089
	Lincoln National Corp.	85,799	2,004
	Unum Group	94,384	1,892
	XL Group PLC Class A	97,006	1,737
	PartnerRe Ltd.	21,124	1,573
*	Genworth Financial Inc.
	Class A	138,695	1,502
	Willis Group Holdings PLC	48,053	1,397
	Everest Re Group Ltd.	16,639	1,317
	Assurant Inc.	33,008	1,207
*	Arch Capital Group Ltd.	14,828	1,183
	Cincinnati Financial Corp.	43,902	1,171
*	American International
	Group Inc.	34,368	1,166
	Torchmark Corp.	23,360	1,153
	Axis Capital Holdings Ltd.	34,097	1,053
	WR Berkley Corp.	39,003	1,028
	RenaissanceRe Holdings Ltd.	16,947	962
	Reinsurance Group of
	America Inc. Class A	20,946	916
	Fidelity National Financial Inc.
	Class A	61,918	898
	Transatlantic Holdings Inc.	18,437	879
*	Markel Corp.	2,634	863
	Old Republic
	International Corp.	65,630	839
	HCC Insurance Holdings Inc.	32,656	824
	Arthur J Gallagher & Co.	29,458	732
	Assured Guaranty Ltd.	44,964	695
	White Mountains Insurance
	Group Ltd.	2,225	675
	Brown & Brown Inc.	34,758	662
	American Financial
	Group Inc.	22,061	635
	Aspen Insurance
	Holdings Ltd.	21,906	622
	Allied World Assurance Co.
	Holdings Ltd.	12,104	610
	Hanover Insurance
	Group Inc.	12,703	551

			Market
			Value•
		Shares	($000)
*	Alleghany Corp.	1,817	541
	Validus Holdings Ltd.	20,804	530
	Platinum Underwriters
	Holdings Ltd.	12,756	513
	Endurance Specialty
	Holdings Ltd.	13,735	506
	StanCorp Financial
	Group Inc.	13,569	483
*	ProAssurance Corp.	8,854	469
	Protective Life Corp.	24,618	460
	Erie Indemnity Co. Class A	8,606	452
	Alterra Capital Holdings Ltd.	23,965	444
*	MBIA Inc.	46,950	439
	First American
	Financial Corp.	26,759	397
	Unitrin Inc.	14,392	343
*	CNO Financial Group Inc.	68,484	324
	Montpelier Re Holdings Ltd.	20,414	323
	Mercury General Corp.	7,922	311
	Delphi Financial Group Inc.	13,794	308
	Argo Group International
	Holdings Ltd.	8,851	270
	Tower Group Inc.	12,085	259
	RLI Corp.	4,882	256
	Selective Insurance
	Group Inc.	15,268	227
	American National
	Insurance Co.	2,679	205
*	Greenlight Capital Re Ltd.
	Class A	8,678	201
	Horace Mann
	Educators Corp.	11,368	186
	Infinity Property &
	Casualty Corp.	3,896	181
	Employers Holdings Inc.	12,219	179
*	Navigators Group Inc.	4,101	172
	Safety Insurance Group Inc.	3,685	150
	American Equity Investment
	Life Holding Co.	15,651	149
*	Enstar Group Ltd.	2,133	148
	Flagstone Reinsurance
	Holdings SA	14,406	145
	Meadowbrook Insurance
	Group Inc.	15,491	133
	United Fire & Casualty Co.	6,476	131
*	National Financial
	Partners Corp.	12,000	128
*	Hilltop Holdings Inc.	12,191	120
	American Physicians
	Capital Inc.	2,901	120
	Harleysville Group Inc.	3,579	114
	Maiden Holdings Ltd.	15,168	111
	Amtrust Financial
	Services Inc.	7,765	106
	FBL Financial Group Inc.
	Class A	4,236	97
*	AMERISAFE Inc.	5,401	95
*	FPIC Insurance Group Inc.	2,895	88
	OneBeacon Insurance
	Group Ltd. Class A	6,683	87
*	CNA Surety Corp.	5,063	85
*	Citizens Inc.	12,566	85
	National Western
	Life Insurance Co. Class A	617	79
*	Global Indemnity PLC	4,332	72
*	eHealth Inc.	6,437	65
	State Auto Financial Corp.	4,654	65
*	Phoenix Cos. Inc.	32,808	58

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Stewart Information
	Services Corp.	5,026	52
	Presidential Life Corp.	5,925	51
	Baldwin & Lyons Inc.	2,300	51
	SeaBright Holdings Inc.	6,442	46
*	Ambac Financial Group Inc.	82,312	45
	Kansas City Life Insurance Co.	1,303	40
	First Mercury Financial Corp.	4,339	40
	National Interstate Corp.	2,005	38
	EMC Insurance Group Inc.	1,539	32
	Donegal Group Inc. Class A	2,765	30
	Universal Insurance
	Holdings Inc.	5,293	22
*	Crawford & Co. Class B	3,751	10
*	Crawford & Co. Class A	4,231	9
			121,999

Real Estate Investment Trusts (16.2%)
	Simon Property Group Inc.	83,090	7,516
	Public Storage	40,912	4,010
	Vornado Realty Trust	46,401	3,761
	Equity Residential	80,269	3,679
	Boston Properties Inc.	39,433	3,210
	Annaly Capital
	Management Inc.	175,801	3,055
	HCP Inc.	83,348	2,936
	AvalonBay Communities Inc.	23,587	2,482
	Host Hotels & Resorts Inc.	179,004	2,350
	Ventas Inc.	44,419	2,244
	Kimco Realty Corp.	115,103	1,716
	Health Care REIT Inc.	35,204	1,617
	Plum Creek Timber Co. Inc.	46,234	1,594
	Macerich Co.	36,937	1,530
	ProLogis	135,924	1,475
	Digital Realty Trust Inc.	23,999	1,422
	Federal Realty
	Investment Trust	17,375	1,378
	SL Green Realty Corp.	22,070	1,330
	Nationwide Health
	Properties Inc.	33,316	1,282
	AMB Property Corp.	47,628	1,133
	Rayonier Inc.	22,902	1,083
	Liberty Property Trust	32,267	980
	Realty Income Corp.	29,843	973
	Chimera Investment Corp.	234,014	920
	Essex Property Trust Inc.	8,631	913
	UDR Inc.	44,207	910
	Alexandria Real Estate
	Equities Inc.	12,529	869
	Senior Housing
	Properties Trust	36,507	858
	Camden Property Trust	18,564	850
	Regency Centers Corp.	23,123	843
	Duke Realty Corp.	70,360	789
	BRE Properties Inc.	17,978	735
	Mack-Cali Realty Corp.	22,732	701
	Hospitality Properties Trust	34,932	683
	Apartment Investment &
	Management Co.	33,074	676
	Weingarten Realty Investors	32,324	652
	Taubman Centers Inc.	15,585	647
	Highwoods Properties Inc.	20,475	640
	Developers Diversified
	Realty Corp.	61,020	632
	Corporate Office Properties
	Trust	16,826	607
	MFA Financial Inc.	80,378	592
	National Retail
	Properties Inc.	23,781	579

			Market
			Value•
		Shares	($000)
	Omega Healthcare
	Investors Inc.	26,453	567
	Entertainment
	Properties Trust	13,096	564
	American Campus
	Communities Inc.	18,657	556
	BioMed Realty Trust Inc.	31,940	546
	Tanger Factory
	Outlet Centers	11,602	536
	Washington Real Estate
	Investment Trust	17,238	528
	Home Properties Inc.	10,399	525
	Douglas Emmett Inc.	31,436	507
	Mid-America Apartment
	Communities Inc.	8,606	486
	CBL & Associates
	Properties Inc.	37,788	461
	Kilroy Realty Corp.	14,730	458
	CommonWealth REIT	18,317	442
	Equity Lifestyle
	Properties Inc.	8,291	429
	LaSalle Hotel Properties	19,805	417
	Healthcare Realty Trust Inc.	17,725	415
	DuPont Fabros
	Technology Inc.	16,483	407
	Brandywine Realty Trust	37,057	407
	Potlatch Corp.	11,459	384
	DiamondRock
	Hospitality Co.	43,670	383
	Extra Space Storage Inc.	23,670	362
	Post Properties Inc.	13,969	355
	PS Business Parks Inc.	5,628	317
	Medical Properties Trust Inc.	30,859	304
	Hatteras Financial Corp.	10,354	300
	Colonial Properties Trust	18,908	300
	National Health Investors Inc.	7,118	298
	Sovran Self Storage Inc.	7,855	297
	Redwood Trust Inc.	21,197	293
	DCT Industrial Trust Inc.	59,679	276
	EastGroup Properties Inc.	7,639	269
	Starwood Property Trust Inc.	13,621	259
*	Sunstone Hotel
	Investors Inc.	28,399	243
	American Capital
	Agency Corp.	8,928	243
	Franklin Street
	Properties Corp.	20,616	242
	Capstead Mortgage Corp.	19,905	231
	Anworth Mortgage
	Asset Corp.	33,767	230
	Government Properties
	Income Trust	8,360	215
	Lexington Realty Trust	32,012	214
	Acadia Realty Trust	11,531	207
	Alexander’s Inc.	659	201
	Equity One Inc.	11,970	191
	U-Store-It Trust	23,873	191
*	Pebblebrook Hotel Trust	10,309	183
	Cousins Properties Inc.	26,223	172
	Hersha Hospitality Trust	36,308	172
	Investors Real Estate Trust	20,913	172
	Inland Real Estate Corp.	22,181	171
	Saul Centers Inc.	3,876	160
	LTC Properties Inc.	6,447	159
	Getty Realty Corp.	6,218	154
	First Potomac Realty Trust	10,352	154
	Pennsylvania Real Estate
	Investment Trust	14,674	154

			Market
			Value•
		Shares	($000)
*	Strategic Hotels &
	Resorts Inc.	40,531	145
	Glimcher Realty Trust	23,995	143
	Sun Communities Inc.	4,858	139
	Walter Investment
	Management Corp.	7,407	120
	Retail Opportunity
	Investments Corp.	12,067	114
	Education Realty Trust Inc.	16,043	110
	Cypress Sharpridge
	Investments Inc.	8,116	109
*	FelCor Lodging Trust Inc.	26,868	107
	Universal Health Realty
	Income Trust	3,337	106
*	Ashford Hospitality Trust Inc.	13,107	105
	Ramco-Gershenson
	Properties Trust	10,059	105
*	iStar Financial Inc.	27,097	95
	Urstadt Biddle Properties Inc.
	Class A	5,086	93
	Parkway Properties Inc.	6,248	91
	Cedar Shopping Centers Inc.	16,000	88
	Pennymac Mortgage
	Investment Trust	4,871	85
	CapLease Inc.	15,030	77
	Colony Financial Inc.	4,308	76
	Kite Realty Group Trust	18,236	76
	Winthrop Realty Trust	5,046	69
*	First Industrial Realty
	Trust Inc.	16,089	68
	NorthStar Realty
	Finance Corp.	20,929	67
	CreXus Investment Corp.	4,017	48
*	RAIT Financial Trust	20,484	28
			85,823
Real Estate Management & Development (0.7%)
*	CB Richard Ellis Group Inc.
	Class A	81,752	1,342
	Jones Lang LaSalle Inc.	12,023	908
*	St. Joe Co.	26,506	638
*	Forest City Enterprises Inc.
	Class A	34,659	391
*	Forestar Group Inc.	9,962	148
*	Altisource Portfolio
	Solutions SA	4,791	127
*	Tejon Ranch Co.	3,924	83
	Consolidated-Tomoka
	Land Co.	1,619	44
*	Avatar Holdings Inc.	2,332	41
			3,722
Thrifts & Mortgage Finance (1.9%)
	New York Community
	Bancorp Inc.	117,948	1,874
	Hudson City Bancorp Inc.	134,446	1,550
	People’s United
	Financial Inc.	106,260	1,352
	First Niagara Financial
	Group Inc.	60,067	678
	Washington Federal Inc.	32,400	462
*	MGIC Investment Corp.	51,233	370
	Northwest Bancshares Inc.	31,998	344
	NewAlliance Bancshares Inc.	27,401	335
	Astoria Financial Corp.	25,500	308
	TFS Financial Corp.	26,763	246
	Radian Group Inc.	38,231	242
*	Ocwen Financial Corp.	21,559	196
	Provident Financial
	Services Inc.	15,446	177
^	Capitol Federal Financial	6,442	165

Financials Index Fund

		Market
		Value•
	Shares	($000)
Brookline Bancorp Inc.	17,056	160
* PMI Group Inc.	44,471	137
Trustco Bank Corp. NY	21,879	116
Dime Community Bancshares	8,486	106
Flushing Financial Corp.	8,619	93
ViewPoint Financial Group	9,492	85
Provident New York Bancorp	9,990	81
* Beneficial Mutual Bancorp Inc.	9,597	80
Berkshire Hills Bancorp Inc.	3,928	70
WSFS Financial Corp.	1,890	68
Bank Mutual Corp.	12,860	65
Westfield Financial Inc.	8,009	61
United Financial Bancorp Inc.	4,320	58
Territorial Bancorp Inc.	3,372	57
Home Federal Bancorp Inc.	4,206	52
Abington Bancorp Inc.	5,057	51
BankFinancial Corp.	5,437	49
First Financial Holdings Inc.	4,684	42
ESSA Bancorp Inc.	3,301	37
* Meridian Interstate
Bancorp Inc.	2,998	32
Rockville Financial Inc.	2,654	31
* Flagstar Bancorp Inc.	13,172	30
Roma Financial Corp.	2,252	23
First Financial Northwest Inc.	5,076	21
NASB Financial Inc.	933	13
* Doral Financial Corp.	3,564	5
		9,922
Total Common Stocks
(Cost $774,540)		534,346
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.288%
(Cost $631)	630,671	631
Total Investments (101.1%)
(Cost $775,171)		534,977
Other Assets and Liabilities (–1.1%)
Other Assets		4,379
Liabilities[2]		(10,090)
		(5,711)
Net Assets (100%)		529,266

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	988,551
Undistributed Net Investment Income	1,003
Accumulated Net Realized Losses	(220,094)
Unrealized Appreciation (Depreciation)	(240,194)
Net Assets	529,266

Admiral Shares—Net Assets
Applicable to 4,633,106 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	64,836
Net Asset Value Per Share—
Admiral Shares	$13.99

ETF Shares—Net Assets
Applicable to 16,636,225 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	464,430
Net Asset Value Per Share—
ETF Shares	$27.92

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $82,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $86,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	9,477
Security Lending	136
Total Income	9,613
Expenses
The Vanguard Group—Note B
Investment Advisory Services	91
Management and Administrative—
Admiral Shares	137
Management and Administrative—
ETF Shares	886
Marketing and Distribution—
Admiral Shares	16
Marketing and Distribution—
ETF Shares	161
Custodian Fees	40
Auditing Fees	27
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	72
Trustees’ Fees and Expenses	1
Total Expenses	1,431
Net Investment Income	8,182
Realized Net Gain (Loss) on
Investment Securities Sold	(35,200)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,899
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,119)

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,182	14,751
Realized Net Gain (Loss)	(35,200)	(140,463)
Change in Unrealized Appreciation (Depreciation)	1,899	(46,975)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,119)	(172,687)
Distributions
Net Investment Income
Admiral Shares	(1,074)	(1,971)
ETF Shares	(8,041)	(14,745)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,115)	(16,716)
Capital Share Transactions
Admiral Shares	(5,323)	13,533
ETF Shares	(84,711)	96,692
Net Increase (Decrease) from Capital Share Transactions	(90,034)	110,225
Total Increase (Decrease)	(124,268)	(79,178)
Net Assets
Beginning of Period	653,534	732,712
End of Period[1]	529,266	653,534

1 Net Assets—End of Period includes undistributed net investment income of $1,003,000 and $1,936,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.72	$20.38	$30.10	$29.86	$26.36
Investment Operations
Net Investment Income	.209	.389	.700[1]	.770[1]	.716[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(.715)	(5.596)	(9.699)	.145	3.392
Total from Investment Operations	(.506)	(5.207)	(8.999)	.915	4.108
Distributions
Dividends from Net Investment Income	(.224)	(.453)	(.721)	(.675)	(.608)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.224)	(.453)	(.721)	(.675)	(.608)
Net Asset Value, End of Period	$13.99	$14.72	$20.38	$30.10	$29.86

Total Return[3]	–3.52%	–25.35%	–30.36%	2.95%	15.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$65	$74	$81	$19	$8
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.36%	2.97%	3.06%	2.37%	2.49%
Portfolio Turnover Rate[4]	11%	17%	10%	12%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.00, $.00, and $.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.38	$40.66	$60.04	$59.57	$52.57
Investment Operations
Net Investment Income	.417	.784	1.449[1]	1.557[1]	1.430[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(1.425)	(11.150)	(19.368)	.282	6.800
Total from Investment Operations	(1.008)	(10.366)	(17.919)	1.839	8.230
Distributions
Dividends from Net Investment Income	(.452)	(.914)	(1.461)	(1.369)	(1.230)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.452)	(.914)	(1.461)	(1.369)	(1.230)
Net Asset Value, End of Period	$27.92	$29.38	$40.66	$60.04	$59.57

Total Return	–3.51%	–25.31%	–30.30%	2.97%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$464	$580	$651	$282	$125
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.36%	3.00%	3.11%	2.41%	2.52%
Portfolio Turnover Rate[3]	11%	17%	10%	12%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.02, $.01, $.01, and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $34,449,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $1,644,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $159,472,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, and $129,445,000 through August 31, 2018. In addition, the fund realized losses of $59,815,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $775,977,000. Net unrealized depreciation of investment securities for tax purposes was $241,000,000, consisting of unrealized gains of $6,084,000 on securities that had risen in value since their purchase and $247,084,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $167,519,000 of investment securities and sold $252,354,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,750	1,024	39,058	3,069
Issued in Lieu of Cash Distributions	972	65	1,834	135
Redeemed[1]	(22,045)	(1,476)	(27,359)	(2,179)
Net Increase (Decrease)—Admiral Shares	(5,323)	(387)	13,533	1,025
ETF Shares
Issued	100,712	3,207	342,606	13,213
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(185,423)	(6,300)	(245,914)	(9,500)
Net Increase (Decrease)—ETF Shares	(84,711)	(3,093)	96,692	3,713

1 Net of redemption fees for fiscal 2010 and 2009 of $144,000 and $383,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	296	300	2,478
Median Market Cap	$28.4B	$28.4B	$26.3B
Price/Earnings Ratio	13.3x	13.3x	15.4x
Price/Book Ratio	2.2x	2.2x	1.9x
Yield[3]		2.0%	2.1%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	19.7%	19.7%	19.2%
Earnings Growth Rate	11.9%	11.9%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.66
Beta	1.00	0.65

Subindustry Diversification (% of equity exposure)

Biotechnology	14.4%
Health Care Distributors	3.3
Health Care Equipment	16.4
Health Care Facilities	1.5
Health Care Services	5.9
Health Care Supplies	1.1
Life Sciences Tools & Services	4.2
Managed Health Care	7.2
Pharmaceuticals	45.1
Other Health Care	0.9

Ten Largest Holdings[7] (% of total net assets)

Johnson & Johnson	11.4%
Pfizer Inc.	9.3
Merck & Co., Inc.	8.0
Abbott Laboratories	5.5
Amgen Inc.	3.5
Bristol-Myers Squibb Co.	3.3
UnitedHealth Group Inc.	2.6
Eli Lilly & Co.	2.5
Medtronic Inc.	2.5
Gilead Sciences Inc.	2.1
Top Ten	50.7%

1 MSCI US IMI/Health Care 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund ETF Shares
Net Asset Value[2]	1.40%	–0.10%	0.93%	$10,628
Health Care Index Fund ETF Shares
Market Price	1.29	–0.10	0.91	10,617
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US IMI/Health Care 25/50[3]	1.55	0.09	1.14	10,774

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund Admiral Shares[4]	1.41%	–0.13%	0.89%	$105,964
MSCI US IMI/2500	5.81	–0.39	1.72	111,835
Spliced MSCI US IMI/Health Care 25/50[3]	1.55	0.09	1.13	107,627

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Health Care Index Fund ETF Shares Market Price	1.29%	–0.50%	6.17%
Health Care Index Fund ETF Shares Net Asset Value	1.40	–0.50	6.28
Spliced MSCI US IMI/Health Care 25/50[1]	1.55	0.47	7.74

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		10.63%	0.65%	1.10%
Net Asset Value		10.66	0.64	1.10
Admiral Shares[2]	2/5/2004	10.69	0.61	1.05

1 Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Biotechnology (14.4%)
*	Amgen Inc.	425,074	21,696
*	Gilead Sciences Inc.	394,961	12,583
*	Celgene Corp.	204,615	10,542
*	Genzyme Corp.	118,542	8,311
*	Biogen Idec Inc.	118,453	6,373
*	Vertex Pharmaceuticals Inc.	89,278	2,976
*	Human Genome
	Sciences Inc.	83,472	2,428
*	Alexion Pharmaceuticals Inc.	39,683	2,241
*	Dendreon Corp.	59,728	2,141
*	Cephalon Inc.	33,351	1,888
*	Amylin Pharmaceuticals Inc.	63,649	1,307
*	United Therapeutics Corp.	23,555	1,089
*	BioMarin Pharmaceutical Inc.	44,938	912
*	Myriad Genetics Inc.	42,967	673
*	Onyx Pharmaceuticals Inc.	27,776	669
*	Incyte Corp. Ltd.	52,627	659
*	Talecris Biotherapeutics
	Holdings Corp.	27,294	599
*	Regeneron
	Pharmaceuticals Inc.	26,475	582
*	Cubist Pharmaceuticals Inc.	25,835	569
*	Alkermes Inc.	41,927	556
*	Acorda Therapeutics Inc.	17,007	512
*	Seattle Genetics Inc.	37,969	435
*	Savient Pharmaceuticals Inc.	29,598	427
*	Cepheid Inc.	26,232	386
*	Pharmasset Inc.	14,200	345
*	Theravance Inc.	26,811	324
*	Isis Pharmaceuticals Inc.	41,342	324
*	Martek Biosciences Corp.	14,740	322
	PDL BioPharma Inc.	53,017	300
*	Arena Pharmaceuticals Inc.	44,937	293
*	Abraxis BioScience Inc.	3,598	264
*	Halozyme Therapeutics Inc.	32,614	249
*	Momenta
	Pharmaceuticals Inc.	16,744	242
*	Celera Corp.	36,291	239
*	AMAG Pharmaceuticals Inc.	9,299	234
*	InterMune Inc.	21,974	229
*	Alnylam
	Pharmaceuticals Inc.	15,718	215
*	Enzon Pharmaceuticals Inc.	20,232	208
*	Geron Corp.	42,945	198
*	MannKind Corp.	35,603	198
*	Rigel Pharmaceuticals Inc.	23,031	180
*	Targacept Inc.	8,560	178
*	NPS Pharmaceuticals Inc.	25,567	166
*	Micromet Inc.	26,382	162
*	Emergent Biosolutions Inc.	8,799	160
*	Immunogen Inc.	29,462	158
*	Protalix BioTherapeutics Inc.	19,795	153
*	Exelixis Inc.	47,513	141
*	Medivation Inc.	14,090	134
*	Lexicon Pharmaceuticals Inc.	92,876	133

			Market
			Value•
		Shares	($000)
*	Clinical Data Inc.	8,456	126
*	Allos Therapeutics Inc.	34,513	126
*	Metabolix Inc.	10,867	123
*	Zymogenetics Inc.	23,869	119
*	SIGA Technologies Inc.	15,303	115
*	Nabi Biopharmaceuticals	22,568	109
*	Cell Therapeutics Inc.	271,943	101
*	Arqule Inc.	18,885	99
*	Idenix Pharmaceuticals Inc.	16,257	98
*	Opko Health Inc.	44,677	92
*	Dyax Corp.	40,181	92
*	Genomic Health Inc.	6,300	91
*	Orexigen Therapeutics Inc.	15,544	68
*	Ligand Pharmaceuticals Inc.
	Class B	46,658	68
*	Maxygen Inc.	12,131	67
*	Progenics
	Pharmaceuticals Inc.	14,021	57
*	Sangamo Biosciences Inc.	17,871	53
*	Biospecifics
	Technologies Corp.	1,972	52
*	Osiris Therapeutics Inc.	7,180	47
*	Affymax Inc.	8,216	46
*	China Biologic Products Inc.	4,129	43
*	Biotime Inc.	8,016	34
			88,129
Health Care Equipment & Supplies (17.5%)
	Medtronic Inc.	488,844	15,389
	Baxter International Inc.	266,013	11,321
	Covidien PLC	222,724	7,871
	Becton Dickinson and Co.	103,468	7,055
	Stryker Corp.	132,039	5,703
*	St. Jude Medical Inc.	148,341	5,128
*	Intuitive Surgical Inc.	17,388	4,608
*	Zimmer Holdings Inc.	90,263	4,258
*	Hospira Inc.	73,657	3,783
*	Boston Scientific Corp.	672,775	3,492
	CR Bard Inc.	42,109	3,235
*	ResMed Inc.	100,752	3,037
*	Varian Medical Systems Inc.	54,749	2,915
*	Edwards Lifesciences Corp.	50,375	2,900
*	CareFusion Corp.	83,910	1,811
	DENTSPLY International Inc.	61,666	1,716
*	Hologic Inc.	115,129	1,634
	Beckman Coulter Inc.	31,077	1,418
*	IDEXX Laboratories Inc.	25,569	1,413
*	Gen-Probe Inc.	22,038	992
*	Alere Inc.	35,148	983
*	Kinetic Concepts Inc.	28,585	912
	Hill-Rom Holdings Inc.	28,001	899
	Teleflex Inc.	17,691	850
	Cooper Cos. Inc.	20,399	823
*	Thoratec Corp.	24,167	778
	STERIS Corp.	26,266	756
*	American Medical
	Systems Holdings Inc.	33,105	603
*	Haemonetics Corp.	11,179	582
*	Sirona Dental Systems Inc.	18,411	580

			Market
			Value•
		Shares	($000)
*	Immucor Inc.	31,017	546
	Masimo Corp.	23,294	530
*	NuVasive Inc.	17,333	509
	West Pharmaceutical
	Services Inc.	14,752	496
*	Volcano Corp.	19,544	432
*	Align Technology Inc.	25,188	404
*	Integra LifeSciences
	Holdings Corp.	9,641	335
	Meridian Bioscience Inc.	18,098	331
	Invacare Corp.	13,209	302
*	DexCom Inc.	23,915	293
*	Neogen Corp.	9,445	276
*	Cyberonics Inc.	12,316	264
*	Zoll Medical Corp.	9,515	251
*	Conmed Corp.	12,878	238
	Analogic Corp.	5,684	236
*	Wright Medical Group Inc.	17,182	228
*	Greatbatch Inc.	10,326	227
*	Orthofix International NV	7,597	203
*	ICU Medical Inc.	5,584	199
*	Insulet Corp.	14,676	194
*	SonoSite Inc.	6,478	189
*	Merit Medical Systems Inc.	11,817	186
*	NxStage Medical Inc.	11,336	179
*	Conceptus Inc.	12,922	178
*	Abaxis Inc.	9,738	176
*	Angiodynamics Inc.	10,882	166
*	Natus Medical Inc.	12,628	152
*	Accuray Inc.	21,696	143
*	Symmetry Medical Inc.	15,864	143
*	Quidel Corp.	10,897	132
*	ABIOMED Inc.	14,097	128
*	Kensey Nash Corp.	4,344	115
	Atrion Corp.	751	105
*	AGA Medical Holdings Inc.	6,604	90
	Cantel Medical Corp.	6,273	90
*	MAKO Surgical Corp.	8,203	86
*	SurModics Inc.	6,966	84
*	MELA Sciences Inc.	10,363	71
*	Synovis Life
	Technologies Inc.	5,031	70
*	OraSure Technologies Inc.	20,273	69
*	Palomar Medical
	Technologies Inc.	7,566	67
*	CryoLife Inc.	11,920	62
*	IRIS International Inc.	7,937	61
*	TomoTherapy Inc.	19,019	59
*	Stereotaxis Inc.	17,757	56
*	Exactech Inc.	3,745	54
*	RTI Biologics Inc.	24,112	51
*	Orthovita Inc.	30,497	50
*	Cynosure Inc. Class A	4,236	40
			106,991
Health Care Providers & Services (17.9%)
	UnitedHealth Group Inc.	504,497	16,003
*	Express Scripts Inc.	231,717	9,871
*	WellPoint Inc.	196,969	9,785

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Medco Health
	Solutions Inc.	202,680	8,813
	McKesson Corp.	120,504	6,995
	Aetna Inc.	188,577	5,039
	Cardinal Health Inc.	160,897	4,821
	CIGNA Corp.	122,415	3,944
*	Humana Inc.	75,799	3,622
	AmerisourceBergen Corp.
	Class A	125,749	3,430
*	Laboratory Corp. of
	America Holdings	46,312	3,363
*	DaVita Inc.	45,966	2,970
	Quest Diagnostics Inc.	67,687	2,944
*	Henry Schein Inc.	40,656	2,147
*	Coventry Health Care Inc.	65,878	1,275
	Universal Health Services Inc.
	Class B	39,850	1,251
*	Community Health
	Systems Inc.	42,172	1,099
*	Health Net Inc.	44,651	1,066
	Patterson Cos. Inc.	40,816	1,032
	Omnicare Inc.	53,482	1,027
	Lincare Holdings Inc.	43,854	1,010
*	Mednax Inc.	20,897	968
*	Tenet Healthcare Corp.	213,958	839
*	AMERIGROUP Corp.	22,694	837
*	Psychiatric Solutions Inc.	23,781	793
	Owens & Minor Inc.	28,021	747
*	LifePoint Hospitals Inc.	24,415	743
*	VCA Antech Inc.	36,290	717
*	Health Management
	Associates Inc. Class A	110,981	694
*	Healthsouth Corp.	41,501	675
*	Catalyst Health Solutions Inc.	16,754	672
*	Magellan Health Services Inc.	14,781	648
*	Emergency Medical
	Services Corp. Class A	13,160	632
*	HMS Holdings Corp.	12,043	628
	Chemed Corp.	10,147	506
*	Brookdale Senior Living Inc.	37,178	498
*	WellCare Health Plans Inc.	18,858	468
*	PSS World Medical Inc.	25,311	465
*	Centene Corp.	22,871	462
*	Healthspring Inc.	21,762	452
*	Amedisys Inc.	12,522	290
*	MWI Veterinary Supply Inc.	5,141	273
*	Gentiva Health Services Inc.	12,436	256
*	Sun Healthcare Group Inc.	31,495	255
	Landauer Inc.	4,180	235
*	Amsurg Corp. Class A	13,679	228
*	Bio-Reference Labs Inc.	11,088	220
	Universal American Corp.	15,228	210
*	Kindred Healthcare Inc.	17,328	204
*	Healthways Inc.	15,043	188
*	Air Methods Corp.	5,059	185
*	RehabCare Group Inc.	10,947	181
*	Select Medical
	Holdings Corp.	24,594	176
*	Molina Healthcare Inc.	6,653	169
*	IPC The Hospitalist Co. Inc.	7,160	167
*	Emeritus Corp.	10,443	161
*	Hanger Orthopedic
	Group Inc.	11,933	156
*	Res-Care Inc.	11,850	147
*	Emdeon Inc. Class A	14,015	144
*	Triple-S Management Corp.
	Class B	9,016	144
*	LHC Group Inc.	6,965	139
*	Genoptix Inc.	7,678	132

			Market
			Value•
		Shares	($000)
*	Corvel Corp.	3,203	118
	National Healthcare Corp.	3,376	117
*	Assisted Living Concepts Inc.
	Class A	4,264	116
*	PharMerica Corp.	13,592	105
*	Almost Family Inc.	3,617	91
*	Cross Country
	Healthcare Inc.	12,334	91
	Ensign Group Inc.	4,934	82
*	Clarient Inc.	22,278	74
*	Medcath Corp.	8,080	65
*	AMN Healthcare
	Services Inc.	14,457	64
*	Alliance HealthCare
	Services Inc.	12,783	54
*	Sunrise Senior Living Inc.	22,335	49
*	CardioNet Inc.	10,058	44
*	Skilled Healthcare Group Inc.	8,997	30
			109,311
Health Care Technology (0.9%)
*	Cerner Corp.	31,009	2,259
*	Allscripts Healthcare
	Solutions Inc.	74,681	1,248
	Quality Systems Inc.	8,921	500
*	athenahealth Inc.	14,254	384
*	MedAssets Inc.	18,970	376
	Computer Programs &
	Systems Inc.	4,350	178
*	Omnicell Inc.	14,240	159
*	Medidata Solutions Inc.	7,542	129
*	Vital Images Inc.	5,980	75
			5,308
Life Sciences Tools & Services (4.2%)
*	Thermo Fisher
	Scientific Inc.	182,284	7,678
*	Life Technologies Corp.	81,115	3,469
*	Waters Corp.	41,186	2,493
*	Illumina Inc.	54,060	2,319
*	Mettler-Toledo
	International Inc.	14,870	1,644
	Pharmaceutical Product
	Development Inc.	50,015	1,149
	PerkinElmer Inc.	51,965	1,092
*	Covance Inc.	28,512	1,081
	Techne Corp.	15,763	910
*	Charles River Laboratories
	International Inc.	29,299	828
*	Bio-Rad Laboratories Inc.
	Class A	8,537	704
*	Dionex Corp.	7,887	572
*	Parexel International Corp.	25,799	513
*	Bruker Corp.	29,067	346
*	Luminex Corp.	16,748	240
*	Sequenom Inc.	33,189	203
*	eResearchTechnology Inc.	21,325	158
*	Accelrys Inc.	24,244	147
*	Affymetrix Inc.	31,627	130
*	Albany Molecular
	Research Inc.	9,754	59
*	Enzo Biochem Inc.	15,138	54
*	Kendle International Inc.	6,169	48
			25,837
Pharmaceuticals (44.9%)
	Johnson & Johnson	1,224,049	69,795
	Pfizer Inc.	3,579,987	57,029
	Merck & Co., Inc.	1,384,090	48,665
	Abbott Laboratories	685,041	33,800
	Bristol-Myers Squibb Co.	762,925	19,897

			Market
			Value•
		Shares	($000)
	Eli Lilly & Co.	460,542	15,456
	Allergan Inc.	136,567	8,388
*	Forest Laboratories Inc.	134,664	3,675
*	Mylan Inc.	136,509	2,342
*	Watson
	Pharmaceuticals Inc.	49,813	2,145
	Perrigo Co.	36,548	2,083
*	Valeant Pharmaceuticals
	International	26,849	1,549
*	Warner Chilcott PLC
	Class A	50,440	1,433
*	Endo Pharmaceuticals
	Holdings Inc.	51,533	1,400
*	King Pharmaceuticals Inc.	110,537	963
*	Salix Pharmaceuticals Ltd.	25,304	958
	Medicis
	Pharmaceutical Corp.
	Class A	26,422	727
*	Auxilium
	Pharmaceuticals Inc.	20,966	543
*	Nektar Therapeutics	41,425	531
*	Viropharma Inc.	34,493	433
*	Par Pharmaceutical Cos. Inc.	15,554	410
*	Impax Laboratories Inc.	23,647	371
*	Medicines Co.	23,543	271
*	Questcor
	Pharmaceuticals Inc.	27,031	262
*	Vivus Inc.	35,471	200
*	Ardea Biosciences Inc.	8,329	168
*	Inspire Pharmaceuticals Inc.	27,324	132
*	Cadence
	Pharmaceuticals Inc.	12,250	97
*	Pain Therapeutics Inc.	15,837	90
*	Akorn Inc.	24,015	82
*	Durect Corp.	34,584	72
*	Obagi Medical Products Inc.	6,797	71
*	Pozen Inc.	10,530	71
*	XenoPort Inc.	12,138	70
*	MAP Pharmaceuticals Inc.	6,418	69
*	Cypress Bioscience Inc.	16,953	55
*	Caraco Pharmaceutical
	Laboratories Ltd.	5,031	28
*	Sucampo
	Pharmaceuticals Inc.
	Class A	3,658	12
			274,343
Total Common Stocks
(Cost $724,058)			609,919
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $13)	13,000	13
Total Investments (99.8%)
(Cost $724,071)			609,932
Other Assets and Liabilities (0.2%)
Other Assets			5,406
Liabilities			(4,072)
			1,334
Net Assets (100%)			611,266

Health Care Index Fund

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	763,546
Undistributed Net Investment Income	6,715
Accumulated Net Realized Losses	(44,856)
Unrealized Appreciation (Depreciation)	(114,139)
Net Assets	611,266

Admiral Shares—Net Assets
Applicable to 2,159,075 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	53,694
Net Asset Value Per Share—
Admiral Shares	$24.87

ETF Shares—Net Assets
Applicable to 11,214,919 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	557,572
Net Asset Value Per Share—
ETF Shares	$49.72

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	20,496
Interest[1]	3
Security Lending	8
Total Income	20,507
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—
Admiral Shares	194
Management and Administrative—
ETF Shares	1,046
Marketing and Distribution—
Admiral Shares	18
Marketing and Distribution—
ETF Shares	169
Custodian Fees	18
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	61
Trustees’ Fees and Expenses	1
Total Expenses	1,634
Net Investment Income	18,873
Realized Net Gain (Loss) on
Investment Securities Sold	(11,505)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,094
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,462

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,873	11,142
Realized Net Gain (Loss)	(11,505)	7,908
Change in Unrealized Appreciation (Depreciation)	5,094	(100,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,462	(81,554)
Distributions
Net Investment Income
Admiral Shares	(3,211)	(1,658)
ETF Shares	(16,212)	(8,673)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(19,423)	(10,331)
Capital Share Transactions
Admiral Shares	(60,866)	(7,704)
ETF Shares	14,020	14,318
Net Increase (Decrease) from Capital Share Transactions	(46,846)	6,614
Total Increase (Decrease)	(53,807)	(85,271)
Net Assets
Beginning of Period	665,073	750,344
End of Period[2]	611,266	665,073

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $6,715,000 and $7,265,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$25.19	$28.68	$29.82	$27.99	$26.92
Investment Operations
Net Investment Income	.729[1]	.398	.345	.392	.304[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(.312)	(3.524)	(1.090)	1.736	.951
Total from Investment Operations	.417	(3.126)	(.745)	2.128	1.255
Distributions
Dividends from Net Investment Income	(.737)	(.364)	(.395)	(.298)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.737)	(.364)	(.395)	(.298)	(.185)
Net Asset Value, End of Period	$24.87	$25.19	$28.68	$29.82	$27.99

Total Return[3]	1.41%	–10.74%	–2.59%	7.65%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54	$111	$136	$132	$108
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.74%[1]	1.75%	1.36%	1.42%	1.12%
Portfolio Turnover Rate[4]	10%	6%	8%	10%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc. in November 2009.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$50.37	$57.36	$59.65	$55.99	$53.85
Investment Operations
Net Investment Income	1.483[1]	.809	.720	.809	.622[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(.646)	(7.045)	(2.190)	3.466	1.905
Total from Investment Operations	.837	(6.236)	(1.470)	4.275	2.527
Distributions
Dividends from Net Investment Income	(1.487)	(.754)	(.820)	(.615)	(.387)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.487)	(.754)	(.820)	(.615)	(.387)
Net Asset Value, End of Period	$49.72	$50.37	$57.36	$59.65	$55.99

Total Return	1.40%	–10.70%	–2.55%	7.69%	4.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$558	$554	$614	$477	$364
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.74%[1]	1.78%	1.41%	1.46%	1.15%
Portfolio Turnover Rate[3]	10%	6%	8%	10%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc. in November 2009.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $12,010,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $7,659,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $20,852,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, $7,261,000 through August 31, 2017, and $9,915,000 through August 31, 2018. In addition, the fund realized losses of $23,043,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $725,139,000. Net unrealized depreciation of investment securities for tax purposes was $115,207,000, consisting of unrealized gains of $23,771,000 on securities that had risen in value since their purchase and $138,978,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $161,159,000 of investment securities and sold $209,189,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	13,125	486	9,782	428
Issued in Lieu of Cash Distributions	1,377	51	758	34
Redeemed[1]	(75,368)	(2,777)	(18,244)	(819)
Net Increase (Decrease)—Admiral Shares	(60,866)	(2,240)	(7,704)	(357)
ETF Shares
Issued	92,508	1,712	189,315	4,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(78,488)	(1,500)	(174,997)	(3,800)
Net Increase (Decrease)—ETF Shares	14,020	212	14,318	300

1 Net of redemption fees for fiscal 2010 and 2009 of $22,000 and $72,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	369	372	2,478
Median Market Cap	$19.9B	$19.9B	$26.3B
Price/Earnings Ratio	17.5x	17.5x	15.4x
Price/Book Ratio	2.2x	2.2x	1.9x
Yield[3]		2.1%	2.1%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	19.1%	19.1%	19.2%
Earnings Growth Rate	3.1%	3.1%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.26

Subindustry Diversification (% of equity exposure)

Aerospace & Defense	21.1%
Air Freight & Logistics	7.3
Airlines	2.5
Building Products	1.3
Construction & Engineering	2.9
Construction & Farm Machinery &
Heavy Trucks	10.1
Diversified Support Services	1.1
Electrical Components & Equipment	6.5
Environmental & Facilities Services	3.3
Industrial Conglomerates	18.4
Industrial Machinery	10.6
Office Services & Supplies	1.1
Railroads	6.4
Research & Consulting Services	1.5
Trading Companies & Distributors	1.9
Trucking	1.5
Other Industrial	2.5

Ten Largest Holdings[7] (% of total net assets)

General Electric Co.	12.1%
United Technologies Corp.	4.5
3M Co.	4.2
United Parcel Service, Inc. Class B	3.6
The Boeing Co.	3.3
Caterpillar, Inc.	3.2
Union Pacific Corp.	2.9
Emerson Electric Co.	2.7
Honeywell International Inc.	2.2
Deere & Co.	2.1
Top Ten	40.8%

1 MSCI US IMI/Industrials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Industrials Index Fund ETF Shares
Net Asset Value[2]	12.85%	0.48%	2.33%	$11,466
Industrials Index Fund ETF Shares
Market Price	12.72	0.47	2.31	11,455
MSCI US IMI/2500	5.81	–0.39	1.96	11,221
Spliced MSCI US IMI/Industrials 25/50[3]	13.13	0.51	2.21	11,384

			Final Value
		Since	of a $100,000
	One Year	Inception[1]	Investment
Industrials Index Fund Admiral Shares[4]	12.85%	–4.23%	$82,979
MSCI US IMI/2500	5.81	–2.87	88,183
Spliced MSCI US IMI/Industrials 25/50[3]	13.13	–4.08	83,555

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2010

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Industrials Index Fund ETF Shares Market Price	12.72%	2.39%	14.55%
Industrials Index Fund ETF Shares Net Asset Value	12.85	2.43	14.66
Spliced MSCI US IMI/Industrials 25/50[1]	13.13	2.56	13.84

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		26.14%	0.71%	2.10%
Net Asset Value		26.24	0.70	2.11
Admiral Shares[2]	5/8/2006	26.21	—	–4.78

1 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (21.4%)
	United Technologies Corp.	208,737	13,612
	Boeing Co.	160,866	9,834
	Honeywell International Inc.	171,310	6,697
	Lockheed Martin Corp.	74,813	5,201
	General Dynamics Corp.	77,207	4,314
	Raytheon Co.	89,734	3,941
	Precision Castparts Corp.	33,485	3,790
	Northrop Grumman Corp.	67,732	3,666
	Goodrich Corp.	29,527	2,022
	Rockwell Collins Inc.	37,089	2,000
	L-3 Communications
	Holdings Inc.	27,271	1,816
	ITT Corp.	40,952	1,740
	TransDigm Group Inc.	10,972	635
*	BE Aerospace Inc.	22,875	616
*	Alliant Techsystems Inc.	7,778	513
*	Spirit Aerosystems
	Holdings Inc. Class A	24,765	479
*	Hexcel Corp.	22,841	390
*	Esterline Technologies Corp.	7,026	323
*	Teledyne Technologies Inc.	8,497	307
*	Moog Inc. Class A	9,247	289
	Curtiss-Wright Corp.	10,810	287
	Triumph Group Inc.	3,937	261
*	DigitalGlobe Inc.	6,398	196
*	GeoEye Inc.	5,197	189
*	Orbital Sciences Corp.	13,403	174
	American Science &
	Engineering Inc.	2,116	150
	Cubic Corp.	3,773	144
*	AAR Corp.	9,160	141
	HEICO Corp. Class A	4,167	128
*	Ceradyne Inc.	5,677	124
*	Ladish Co. Inc.	3,580	89
	HEICO Corp.	2,019	84
*	Aerovironment Inc.	3,593	81
	Applied Signal
	Technology Inc.	2,947	58
*	GenCorp Inc.	11,621	51
*	Taser International Inc.	13,666	50
	Ducommun Inc.	2,395	46
			64,438
Air Freight & Logistics (7.3%)
	United Parcel Service Inc.
	Class B	169,627	10,822
	FedEx Corp.	70,114	5,472
	CH Robinson Worldwide Inc.	40,988	2,664
	Expeditors International
	of Washington Inc.	50,041	1,981
	UTi Worldwide Inc.	23,694	332
*	Atlas Air Worldwide
	Holdings Inc.	6,062	263
*	HUB Group Inc. Class A	8,841	235
	Forward Air Corp.	6,878	164
*	Pacer International Inc.	8,153	42
			21,975

			Market
			Value•
		Shares	($000)
Airlines (2.5%)
*	Delta Air Lines Inc.	185,988	1,945
	Southwest Airlines Co.	175,351	1,938
*	UAL Corp.	39,464	836
*	Continental Airlines Inc.
	Class B	32,762	732
*	AMR Corp.	78,349	479
*	Alaska Air Group Inc.	8,398	372
*	US Airways Group Inc.	37,971	343
*	JetBlue Airways Corp.	58,455	334
	Skywest Inc.	13,198	168
*	AirTran Holdings Inc.	30,367	137
	Allegiant Travel Co. Class A	3,272	123
*	Hawaiian Holdings Inc.	11,981	59
*	Republic Airways
	Holdings Inc.	7,856	55
			7,521
Building Products (1.2%)
	Masco Corp.	84,965	891
*	Owens Corning	27,101	737
	Lennox International Inc.	11,273	478
	AO Smith Corp.	5,941	305
	Simpson
	Manufacturing Co. Inc.	9,348	206
*	USG Corp.	16,335	199
*	Armstrong World
	Industries Inc.	4,724	186
*	Griffon Corp.	13,310	142
	Quanex Building
	Products Corp.	8,871	140
	Ameron International Corp.	2,063	116
	Universal Forest Products Inc.	4,098	106
	AAON Inc.	3,023	67
*	Trex Co. Inc.	3,042	61
	Apogee Enterprises Inc.	6,668	60
*	Gibraltar Industries Inc.	6,326	48
	American Woodmark Corp.	2,180	34
			3,776
Commercial Services & Supplies (6.4%)
	Waste Management Inc.	108,055	3,576
	Republic Services Inc.
	Class A	89,859	2,645
*	Stericycle Inc.	19,000	1,244
	Pitney Bowes Inc.	48,891	941
	Iron Mountain Inc.	43,188	876
	Cintas Corp.	32,489	828
	Avery Dennison Corp.	23,406	761
	RR Donnelley & Sons Co.	48,535	735
*	Waste Connections Inc.	17,366	656
*	Corrections Corp. of America	27,321	610
*	Copart Inc.	16,849	557
	Covanta Holding Corp.	31,022	447
*	Geo Group Inc.	16,086	355
*	Clean Harbors Inc.	5,567	337
*	Tetra Tech Inc.	14,565	264
*	United Stationers Inc.	5,672	255
	HNI Corp.	10,655	249
	Rollins Inc.	10,580	217

			Market
			Value•
		Shares	($000)
	Brink’s Co.	11,319	214
	Herman Miller Inc.	12,577	206
	Healthcare Services
	Group Inc.	9,794	203
	ABM Industries Inc.	10,361	203
	Deluxe Corp.	12,142	203
	Mine Safety Appliances Co.	8,035	183
	Knoll Inc.	11,051	148
	Interface Inc. Class A	11,299	145
	Unifirst Corp.	3,396	133
*	EnerNOC Inc.	3,955	129
*	Mobile Mini Inc.	8,541	122
	Steelcase Inc. Class A	18,769	117
*	SYKES Enterprises Inc.	9,487	113
*	ATC Technology Corp.	4,697	113
	McGrath Rentcorp	5,316	107
	Bowne & Co. Inc.	9,427	104
*	Consolidated Graphics Inc.	2,505	99
	Ennis Inc.	6,129	94
	G&K Services Inc. Class A	4,383	88
	EnergySolutions Inc.	17,854	82
*	KAR Auction Services Inc.	6,422	78
	Viad Corp.	4,881	77
*	ACCO Brands Corp.	13,000	76
*	Cenveo Inc.	13,125	72
*	M&F Worldwide Corp.	2,763	64
*	Team Inc.	4,307	63
*	American Reprographics Co.	8,654	57
	US Ecology Inc.	4,054	55
	Schawk Inc. Class A	3,601	55
*	Standard Parking Corp.	3,246	51
*	Innerworkings Inc.	6,517	35
*	APAC Customer Services Inc.	6,309	32
	Courier Corp.	2,419	32
	Kimball International Inc.
	Class B	6,036	31
*	RINO International Corp.	1,994	29
*	Metalico Inc.	9,174	29
*	Fuel Tech Inc.	3,852	21
	Standard Register Co.	2,547	7
			19,223
Construction & Engineering (2.9%)
	Fluor Corp.	42,183	1,884
*	Jacobs Engineering
	Group Inc.	29,361	1,018
*	Quanta Services Inc.	49,296	884
	KBR Inc.	37,886	879
*	URS Corp.	19,501	696
*	Shaw Group Inc.	19,858	644
*	Foster Wheeler AG	30,028	641
*	Aecom Technology Corp.	21,477	483
*	EMCOR Group Inc.	15,602	355
*	Insituform Technologies Inc.
	Class A	9,190	187
	Granite Construction Inc.	8,180	180
*	Tutor Perini Corp.	6,308	125
*	Layne Christensen Co.	4,608	115
*	MasTec Inc.	10,737	104
	Comfort Systems USA Inc.	9,102	95
*	Dycom Industries Inc.	9,245	74
*	Orion Marine Group Inc.	6,264	70
*	MYR Group Inc.	4,748	66
	Great Lakes Dredge &
	Dock Corp.	12,931	65
*	Michael Baker Corp.	1,909	63
*	Sterling Construction Co. Inc.	3,500	38
*	Furmanite Corp.	8,185	35
*	Pike Electric Corp.	4,238	34
*	Northwest Pipe Co.	2,146	32
*	Argan Inc.	1,738	14
			8,781

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Electrical Equipment (6.8%)
	Emerson Electric Co.	177,357	8,274
	Rockwell Automation Inc.	33,578	1,717
	Cooper Industries PLC	39,445	1,660
	Roper Industries Inc.	22,093	1,283
	AMETEK Inc.	25,043	1,077
*	Babcock & Wilcox Co.	27,115	607
	Hubbell Inc. Class B	12,386	557
	Regal-Beloit Corp.	9,067	502
*	Thomas & Betts Corp.	12,394	458
*	GrafTech International Ltd.	29,312	412
	Acuity Brands Inc.	10,231	396
	Baldor Electric Co.	10,434	366
	Woodward Governor Co.	13,701	358
	Brady Corp. Class A	11,533	297
*	General Cable Corp.	12,285	273
*	American
	Superconductor Corp.	10,051	270
	Belden Inc.	11,035	242
*	EnerSys	10,849	239
*	II-VI Inc.	6,187	213
*	Polypore International Inc.	5,743	155
	Franklin Electric Co. Inc.	4,624	147
*	Sensata Technologies
	Holding NV	8,063	136
	AZZ Inc.	2,936	117
*	A123 Systems Inc.	15,862	104
	Encore Wire Corp.	4,406	81
*	Harbin Electric Inc.	4,695	79
	Vicor Corp.	5,018	68
*	Powell Industries Inc.	1,926	55
*	Fushi Copperweld Inc.	6,098	50
*,^	Ener1 Inc.	11,404	36
*	Capstone Turbine Corp.	54,686	35
*	Lihua International Inc.	3,655	29
*	FuelCell Energy Inc.	25,487	29
*	Broadwind Energy Inc.	12,385	21
	Preformed Line Products Co.	586	19
*	Valence Technology Inc.	14,465	11
			20,373
Industrial Conglomerates (18.4%)
	General Electric Co.	2,514,127	36,404
	3M Co.	159,475	12,527
	Tyco International Ltd.	121,146	4,516
	Textron Inc.	64,318	1,098
	Carlisle Cos. Inc.	14,175	398
	Seaboard Corp.	88	142
	Raven Industries Inc.	3,819	129
	Tredegar Corp.	6,039	99
	Standex International Corp.	2,967	70
			55,383
Machinery (20.6%)
	Caterpillar Inc.	147,927	9,639
	Deere & Co.	100,042	6,330
	Danaher Corp.	129,963	4,722
	Illinois Tool Works Inc.	100,577	4,150
	Cummins Inc.	44,871	3,339
	PACCAR Inc.	77,309	3,169
	Eaton Corp.	37,494	2,605
	Ingersoll-Rand PLC	75,729	2,463
	Parker Hannifin Corp.	37,930	2,244
	Dover Corp.	43,978	1,968
	Joy Global Inc.	24,256	1,376
	Flowserve Corp.	13,203	1,180
	Bucyrus International Inc.
	Class A	18,121	1,042
	Pall Corp.	27,659	946
	Donaldson Co. Inc.	17,262	723
*	AGCO Corp.	21,838	722

			Market
			Value•
		Shares	($000)
	Pentair Inc.	23,241	700
	SPX Corp.	11,734	658
	Timken Co.	19,462	637
*	Navistar International Corp.	15,019	629
	Gardner Denver Inc.	12,296	587
	IDEX Corp.	19,039	567
	Snap-On Inc.	13,610	561
*	WABCO Holdings Inc.	15,096	532
*	Oshkosh Corp.	21,096	525
	Lincoln Electric Holdings Inc.	10,044	498
	Kennametal Inc.	19,209	484
	Wabtec Corp.	11,218	477
*	Terex Corp.	25,510	465
	Nordson Corp.	7,176	460
	CLARCOR Inc.	11,883	400
	Crane Co.	11,728	398
	Toro Co.	7,918	395
	Graco Inc.	14,153	395
	Harsco Corp.	18,966	378
	Valmont Industries Inc.	4,959	332
	Trinity Industries Inc.	18,674	320
	Actuant Corp. Class A	16,013	317
	Manitowoc Co. Inc.	30,858	283
*	ArvinMeritor Inc.	21,045	275
	Kaydon Corp.	7,914	256
*	Middleby Corp.	4,173	229
	Briggs & Stratton Corp.	11,752	213
	Watts Water
	Technologies Inc. Class A	6,992	210
	Mueller Industries Inc.	8,884	209
	ESCO Technologies Inc.	6,259	195
	Barnes Group Inc.	10,992	167
	Robbins & Myers Inc.	6,588	156
*	RBC Bearings Inc.	5,105	150
*	EnPro Industries Inc.	4,689	128
	Badger Meter Inc.	3,348	125
	Tennant Co.	3,970	124
*	Astec Industries Inc.	4,514	116
	Albany International Corp.	6,511	116
	CIRCOR International Inc.	4,011	112
*	Blount International Inc.	9,522	110
	Lindsay Corp.	2,964	109
*	Chart Industries Inc.	6,721	107
	John Bean
	Technologies Corp.	6,521	97
	NACCO Industries Inc.
	Class A	1,185	92
	Gorman-Rupp Co.	3,556	91
	Mueller Water Products Inc.
	Class A	36,296	86
	Titan International Inc.	7,980	81
	Federal Signal Corp.	14,120	74
*	Colfax Corp.	5,681	71
	Cascade Corp.	2,219	69
	FreightCar America Inc.	2,849	66
	Sun Hydraulics Corp.	2,957	66
*	Force Protection Inc.	16,759	65
*	LB Foster Co. Class A	2,440	63
*	3D Systems Corp.	4,644	58
*	Columbus McKinnon Corp.	4,265	55
*	Greenbrier Cos. Inc.	4,556	53
*	Kadant Inc.	2,855	49
*	Sauer-Danfoss Inc.	2,922	48
	Ampco-Pittsburgh Corp.	2,038	44
	Dynamic Materials Corp.	3,049	42
*	Tecumseh Products Co.
	Class A	3,113	36
*	SmartHeat Inc.	4,612	27

			Market
			Value•
		Shares	($000)
*	American Railcar
	Industries Inc.	2,237	26
*	Energy Recovery Inc.	7,327	23
*	China Fire & Security
	Group Inc.	1,936	14
*	Duoyuan Printing Inc.	1,776	13
*	Tecumseh Products Co.
	Class B	786	9
			62,141
Marine (0.4%)
*	Kirby Corp.	12,087	445
	Alexander & Baldwin Inc.	9,686	328
*	Genco Shipping &
	Trading Ltd.	7,531	113
*	Eagle Bulk Shipping Inc.	14,803	69
*	American
	Commercial Lines Inc.	2,253	63
	Horizon Lines Inc. Class A	6,650	27
*	TBS International PLC
	Class A	3,260	18
			1,063
Professional Services (2.4%)
	Equifax Inc.	29,835	879
	Manpower Inc.	19,280	819
	Dun & Bradstreet Corp.	11,865	782
	Robert Half International Inc.	33,563	724
*	Verisk Analytics Inc. Class A	23,711	660
*	IHS Inc. Class A	9,781	604
	Towers Watson & Co.
	Class A	11,052	496
*	FTI Consulting Inc.	10,955	359
	Corporate Executive
	Board Co.	8,091	227
*	CoStar Group Inc.	4,618	191
*	Advisory Board Co.	3,647	148
*	Korn/Ferry International	10,764	140
	Resources Connection Inc.	10,906	121
	Administaff Inc.	5,508	119
*	Navigant Consulting Inc.	11,782	117
*	TrueBlue Inc.	10,364	112
*	Exponent Inc.	3,203	99
*	Huron Consulting Group Inc.	4,893	90
*	ICF International Inc.	4,017	85
*	Kforce Inc.	7,777	82
	Heidrick & Struggles
	International Inc.	4,028	70
*	SFN Group Inc.	12,227	67
*	Kelly Services Inc. Class A	6,364	66
*	CBIZ Inc.	11,159	66
*	Dolan Co.	6,912	63
*	School Specialty Inc.	4,485	58
*	CRA International Inc.	2,550	41
	CDI Corp.	3,153	35
*	Mistras Group Inc.	2,791	30
*	Hill International Inc.	5,970	23
*	Volt Information Sciences Inc.	3,439	22
			7,395
Road & Rail (7.8%)
	Union Pacific Corp.	119,176	8,693
	Norfolk Southern Corp.	87,187	4,680
	CSX Corp.	91,655	4,573
*	Kansas City Southern	24,024	806
	JB Hunt Transport
	Services Inc.	22,549	738
	Ryder System Inc.	12,582	483
*	Hertz Global Holdings Inc.	53,203	453
	Landstar System Inc.	11,837	426
*	Genesee & Wyoming Inc.
	Class A	9,086	353

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Con-way Inc.	12,682	332
*	Dollar Thrifty Automotive
	Group Inc.	6,071	285
	Knight Transportation Inc.	14,748	278
*	Old Dominion Freight
	Line Inc.	9,912	231
	Werner Enterprises Inc.	11,094	221
*	Avis Budget Group Inc.	24,140	220
	Heartland Express Inc.	12,901	188
*	Amerco Inc.	1,607	130
	Arkansas Best Corp.	5,666	117
	Marten Transport Ltd.	3,902	77
*	YRC Worldwide Inc.	242,264	60
*	Celadon Group Inc.	4,890	57
*	RailAmerica Inc.	5,685	57
*	Saia Inc.	3,689	43
*	Patriot Transportation
	Holding Inc.	426	32
*	Universal Truckload
	Services Inc.	1,457	20
			23,553
Trading Companies & Distributors (1.9%)
	WW Grainger Inc.	14,591	1,544
	Fastenal Co.	31,280	1,416
	MSC Industrial Direct Co.
	Class A	10,558	471
*	WESCO International Inc.	10,000	323
	Watsco Inc.	5,944	305
	GATX Corp.	10,886	297
	Applied Industrial
	Technologies Inc.	9,017	242
*	United Rentals Inc.	14,164	159
*	Beacon Roofing Supply Inc.	10,674	149

			Market
			Value•
		Shares	($000)
	Kaman Corp.	6,041	129
*	Interline Brands Inc.	7,666	124
	Aircastle Ltd.	13,121	102
*	Rush Enterprises Inc. Class A	6,194	79
	TAL International Group Inc.	3,582	76
*	RSC Holdings Inc.	12,261	73
*	Titan Machinery Inc.	3,176	47
*	H&E Equipment Services Inc.	6,493	44
	Houston Wire & Cable Co.	3,960	36
	Aceto Corp.	5,801	33
*	Rush Enterprises Inc. Class B	1,649	19
			5,668
Transportation Infrastructure (0.0%)
*	Macquarie Infrastructure
	Co. LLC	10,207	139
			139
Total Common Stocks
(Cost $385,329)			301,429
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $23)	22,802	23
Total Investments (100.0%)
(Cost $385,352)			301,452
Other Assets and Liabilities (0.0%)
Other Assets			1,400
Liabilities[2]			(1,279)
			121
Net Assets (100%)			301,573

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	406,507
Undistributed Net Investment Income	3,238
Accumulated Net Realized Losses	(24,272)
Unrealized Appreciation (Depreciation)	(83,900)
Net Assets	301,573

Admiral Shares—Net Assets
Applicable to 249,040 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,618
Net Asset Value Per Share—
Admiral Shares	$26.57

ETF Shares—Net Assets
Applicable to 5,703,483 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	294,955
Net Asset Value Per Share—
ETF Shares	$51.71

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $23,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	5,952
Interest[1]	1
Security Lending	8
Total Income	5,961
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—
Admiral Shares	14
Management and Administrative—
ETF Shares	513
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	80
Custodian Fees	30
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	28
Trustees’ Fees and Expenses	1
Total Expenses	738
Net Investment Income	5,223
Realized Net Gain (Loss) on
Investment Securities Sold	4,360
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	19,208
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,791

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,223	5,213
Realized Net Gain (Loss)	4,360	(28,412)
Change in Unrealized Appreciation (Depreciation)	19,208	(81,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,791	(104,868)
Distributions
Net Investment Income
Admiral Shares	(80)	(158)
ETF Shares	(4,648)	(5,112)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,728)	(5,270)
Capital Share Transactions
Admiral Shares	102	(1,396)
ETF Shares	85,531	(54,110)
Net Increase (Decrease) from Capital Share Transactions	85,633	(55,506)
Total Increase (Decrease)	109,696	(165,644)
Net Assets
Beginning of Period	191,877	357,521
End of Period[2]	301,573	191,877

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,238,000 and $2,743,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
					May 8,
					2006[1] to
For a Share Outstanding			Year Ended August 31,		Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.85	$34.20	$37.94	$30.72	$34.10
Investment Operations
Net Investment Income	.446[2]	.635	.576[2]	.510[2]	.164[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.619	(10.428)	(3.816)	7.090	(3.544)
Total from Investment Operations	3.065	(9.793)	(3.240)	7.600	(3.380)
Distributions
Dividends from Net Investment Income	(.345)	(.557)	(.500)	(.380)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.345)	(.557)	(.500)	(.380)	—
Net Asset Value, End of Period	$26.57	$23.85	$34.20	$37.94	$30.72

Total Return[3]	12.85%	–28.44%	–8.67%	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$6	$11	$4	$0.2
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.69%	2.71%	1.63%	1.46%	1.35%[4]
Portfolio Turnover Rate[5]	10%	8%	7%	13%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$46.45	$66.65	$73.94	$59.85	$54.30
Investment Operations
Net Investment Income	.910[1]	1.253	1.157[1]	1.026[1]	.842[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.065	(20.342)	(7.466)	13.808	5.160
Total from Investment Operations	5.975	(19.089)	(6.309)	14.834	6.002
Distributions
Dividends from Net Investment Income	(.715)	(1.111)	(.981)	(.744)	(.452)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.715)	(1.111)	(.981)	(.744)	(.452)
Net Asset Value, End of Period	$51.71	$46.45	$66.65	$73.94	$59.85

Total Return	12.85%	–28.41%	–8.65%	24.95%	11.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$295	$186	$347	$229	$120
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.69%	2.74%	1.68%	1.50%	1.38%
Portfolio Turnover Rate[2]	10%	8%	7%	13%	9%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $11,157,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $3,535,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $18,693,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, and $13,144,000 through August 31, 2018. In addition, the fund realized losses of $5,174,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $385,756,000. Net unrealized depreciation of investment securities for tax purposes was $84,304,000, consisting of unrealized gains of $4,062,000 on securities that had risen in value since their purchase and $88,366,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $217,689,000 of investment securities and sold $131,678,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,823	97	3,309	160
Issued in Lieu of Cash Distributions	54	2	128	6
Redeemed[1]	(2,775)	(102)	(4,833)	(231)
Net Increase (Decrease)—Admiral Shares	102	(3)	(1,396)	(65)
ETF Shares
Issued	187,471	3,602	77,709	1,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(101,940)	(1,900)	(131,819)	(3,100)
Net Increase (Decrease)—ETF Shares	85,531	1,702	(54,110)	(1,200)

1 Net of redemption fees for fiscal 2010 and 2009 of $22,000 and $42,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	418	419	2,478
Median Market Cap	$90.2B	$62.8B	$26.3B
Price/Earnings Ratio	15.5x	15.7x	15.4x
Price/Book Ratio	2.9x	2.9x	1.9x
Yield[3]		1.0%	2.1%
Admiral Shares	0.6%
ETF Shares	0.6%
Return on Equity	25.4%	25.0%	19.2%
Earnings Growth Rate	18.1%	17.6%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.87
Beta	1.00	1.11

Subindustry Diversification (% of equity exposure)

Application Software	5.1%
Communications Equipment	12.2
Computer Hardware	15.9
Computer Storage & Peripherals	3.7
Data Processing & Outsourced Services	6.9
Electronic Components	1.9
Electronic Equipment & Instruments	1.1
Electronic Manufacturing Services	1.3
Internet Software & Services	9.5
IT Consulting & Other Services	10.4
Semiconductor Equipment	2.0
Semiconductors	12.3
Systems Software	15.8
Other Information Technology	1.9

Ten Largest Holdings[7] (% of total net assets)

Apple Inc.	10.4%
Microsoft Corp.	8.7
International Business Machines Corp.	7.4
Cisco Systems Inc.	5.4
Google Inc. Class A	5.2
Intel Corp.	4.6
Hewlett-Packard Co.	4.2
Oracle Corp.	4.1
QUALCOMM Inc.	3.0
EMC Corp.	1.8
Top Ten	54.8%

1 MSCI US IMI/Information Technology 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
ETF Shares Net Asset Value[2]	4.17%	1.54%	0.07%	$10,049
Information Technology Index Fund
ETF Shares Market Price	3.98	1.54	0.06	10,040
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US
IMI/Information Technology 25/50[3]	4.41	1.74	0.26	10,176

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund Admiral Shares[4]	4.17%	1.52%	1.74%	$111,750
MSCI US IMI/2500	5.81	–0.39	1.93	113,068
Spliced MSCI US IMI/Information Technology 25/50[3]	4.41	1.74	1.96	113,281

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Information Technology Index Fund ETF Shares Market Price	3.98%	7.94%	0.40%
Information Technology Index Fund ETF Shares Net Asset Value	4.17	7.96	0.49
Spliced MSCI US IMI/Information Technology 25/50[1]	4.41	9.01	1.76

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		16.79%	2.63%	0.10%
Net Asset Value		16.83	2.68	0.10
Admiral Shares[2]	3/25/2004	16.80	2.65	1.81

1 Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Communications Equipment (12.2%)
*	Cisco Systems Inc.	3,182,340	63,806
	QUALCOMM Inc.	914,040	35,017
*	Motorola Inc.	1,230,264	9,264
*	Juniper Networks Inc.	293,172	7,974
*	F5 Networks Inc.	44,659	3,904
	Harris Corp.	72,346	3,044
	Tellabs Inc.	203,944	1,448
*	Polycom Inc.	47,478	1,352
*	Riverbed Technology Inc.	33,871	1,299
*	Brocade Communications
	Systems Inc.	245,646	1,233
*	JDS Uniphase Corp.	122,703	1,128
*	CommScope Inc.	52,630	987
	ADTRAN Inc.	31,170	980
*	Aruba Networks Inc.	40,928	752
	Plantronics Inc.	27,230	744
*	Viasat Inc.	20,004	699
*	ADC
	Telecommunications Inc.	54,043	685
*	Ciena Corp.	51,581	643
*	InterDigital Inc.	24,467	605
*	Arris Group Inc.	70,662	577
*	Acme Packet Inc.	16,916	568
*	Finisar Corp.	37,178	475
*	Blue Coat Systems Inc.	23,186	437
*	Emulex Corp.	45,197	431
*	Netgear Inc.	19,616	414
*	Infinera Corp.	49,043	414
*	Tekelec	34,261	375
*	EchoStar Corp. Class A	18,748	350
*	Sonus Networks Inc.	114,928	340
*	Loral Space &
	Communications Inc.	6,248	334
*	Comtech
	Telecommunications Corp.	15,890	324
*	Harmonic Inc.	54,005	314
*	Oclaro Inc.	27,006	277
	Black Box Corp.	9,778	276
	Sycamore Networks Inc.	11,089	243
*	DG FastChannel Inc.	14,242	226
*	Ixia	19,676	222
*	Oplink Communications Inc.	11,693	184
*	Aviat Networks Inc.	33,254	131
*	Extreme Networks	47,640	130
*	Hughes Communications Inc.	5,423	126
*	Powerwave
	Technologies Inc.	73,958	126
*	Symmetricom Inc.	24,444	124
*	EMS Technologies Inc.	8,529	124
*	Seachange International Inc.	15,582	121
*	UTStarcom Inc.	62,288	118
*	ShoreTel Inc.	25,082	116
*	Anaren Inc.	7,779	106
*	Digi International Inc.	13,195	100
	Bel Fuse Inc. Class B	4,746	88

			Market
			Value•
		Shares	($000)
*	Cogo Group Inc.	13,994	85
	Bel Fuse Inc. Class A	3,893	72
*	BigBand Networks Inc.	24,494	66
*	Opnext Inc.	30,567	42
			144,020
Computers & Peripherals (19.7%)
*	Apple Inc.	507,032	123,396
	Hewlett-Packard Co.	1,306,722	50,283
*	EMC Corp.	1,145,415	20,892
*	Dell Inc.	981,979	11,558
*	NetApp Inc.	192,040	7,766
*	SanDisk Corp.	128,148	4,260
*	Western Digital Corp.	128,150	3,095
*	Seagate Technology PLC	271,607	2,751
*	Lexmark International Inc.
	Class A	43,742	1,530
*	NCR Corp.	89,321	1,148
	Diebold Inc.	36,746	953
*	QLogic Corp.	62,146	926
*	Netezza Corp.	27,400	533
*	3PAR Inc.	15,564	500
*	Synaptics Inc.	18,875	499
*	Isilon Systems Inc.	14,531	290
*	Intermec Inc.	27,538	289
*	Electronics for Imaging Inc.	25,229	269
*	Stratasys Inc.	10,857	247
*	Avid Technology Inc.	21,193	235
*	STEC Inc.	18,371	205
*	Compellent
	Technologies Inc.	12,381	189
*	Quantum Corp.	113,440	163
*	Imation Corp.	17,015	146
*	Super Micro Computer Inc.	14,284	129
*	Intevac Inc.	12,412	117
*	Novatel Wireless Inc.	17,416	101
*	Silicon Graphics
	International Corp.	16,237	96
			232,566
Electronic Equipment, Instruments &
Components (5.0%)
	Corning Inc.	869,679	13,637
	Tyco Electronics Ltd.	252,727	6,197
*	Agilent Technologies Inc.	193,992	5,232
	Amphenol Corp. Class A	96,705	3,938
*	Flextronics International Ltd.	453,920	2,238
*	FLIR Systems Inc.	85,443	2,146
*	Avnet Inc.	84,599	1,937
*	Trimble Navigation Ltd.	67,590	1,901
*	Dolby Laboratories Inc.
	Class A	29,625	1,642
*	Arrow Electronics Inc.	67,659	1,548
*	Ingram Micro Inc.	92,161	1,388
*	Itron Inc.	22,456	1,213
	Jabil Circuit Inc.	106,989	1,097
*	Tech Data Corp.	28,714	1,039
	National Instruments Corp.	32,397	934
*	Vishay Intertechnology Inc.	96,002	738

			Market
			Value•
		Shares	($000)
*	Anixter International Inc.	15,950	732
	Molex Inc. Class A	41,487	626
	Molex Inc.	34,610	611
*	Coherent Inc.	14,080	523
*	Plexus Corp.	22,488	518
*	Benchmark Electronics Inc.	35,127	493
*	Littelfuse Inc.	12,213	455
*	L-1 Identity Solutions Inc.	46,573	419
	Cognex Corp.	20,998	409
*	Checkpoint Systems Inc.	21,998	403
*	Power-One Inc.	39,406	401
*	Sanmina-SCI Corp.	44,299	400
*	Scansource Inc.	14,960	373
*	Rofin-Sinar Technologies Inc.	17,803	363
	AVX Corp.	28,439	353
*	Universal Display Corp.	17,830	351
*	DTS Inc.	9,689	340
*	Insight Enterprises Inc.	25,757	338
*	IPG Photonics Corp.	14,162	307
*	Cogent Inc.	27,457	302
*	SYNNEX Corp.	12,563	290
*	TTM Technologies Inc.	33,032	273
*	OSI Systems Inc.	9,150	271
	Park Electrochemical Corp.	10,887	260
	MTS Systems Corp.	9,107	243
*	Rogers Corp.	8,792	236
*	Brightpoint Inc.	35,327	211
*	China Security &
	Surveillance
	Technology Inc.	37,473	202
*	Newport Corp.	20,418	193
	Methode Electronics Inc.	20,746	185
	Daktronics Inc.	19,448	179
*	Electro Scientific
	Industries Inc.	15,415	167
*	FARO Technologies Inc.	8,540	157
	CTS Corp.	18,934	152
*	Maxwell Technologies Inc.	13,247	149
*	Echelon Corp.	17,252	131
*	SMART Modular
	Technologies WWH Inc.	26,081	122
*	Multi-Fineline Electronix Inc.	5,688	119
	Electro Rent Corp.	9,340	110
*	Comverge Inc.	13,308	88
	Technitrol Inc.	21,831	81
*	CPI International Inc.	4,198	59
*	Agilysys Inc.	12,869	56
*	ICx Technologies Inc.	6,805	52
			59,528
Internet Software & Services (9.5%)
*	Google Inc. Class A	136,853	61,587
*	eBay Inc.	655,808	15,241
*	Yahoo! Inc.	733,189	9,590
*	Akamai Technologies Inc.	95,907	4,419
*	VeriSign Inc.	102,219	2,978
*	Equinix Inc.	24,361	2,222
*	WebMD Health Corp.	29,832	1,520
*	IAC/InterActiveCorp	55,564	1,377
*	AOL Inc.	59,466	1,321
*	Rackspace Hosting Inc.	51,973	1,023
*	MercadoLibre Inc.	14,752	973
*	Sohu.com Inc.	16,857	818
*	VistaPrint NV	24,250	744
*	Monster Worldwide Inc.	66,762	736
*	GSI Commerce Inc.	31,149	709
*	Digital River Inc.	22,077	582
*	j2 Global
	Communications Inc.	25,172	543
	Earthlink Inc.	60,133	515

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	ValueClick Inc.	45,315	494
*	OpenTable Inc.	7,604	405
*	SAVVIS Inc.	19,881	348
*	DealerTrack Holdings Inc.	21,335	315
*	Art Technology Group Inc.	87,490	305
*	Constant Contact Inc.	15,965	283
*	LogMeIn Inc.	7,686	252
	United Online Inc.	48,552	239
*	comScore Inc.	12,093	220
	NIC Inc.	30,050	218
*	Terremark Worldwide Inc.	23,545	197
*	LoopNet Inc.	16,302	172
*	Internet Capital Group Inc.	20,306	171
*	Move Inc.	86,892	163
*	Vocus Inc.	10,258	152
*	Internet Brands Inc. Class A	14,409	149
*	ModusLink Global
	Solutions Inc.	24,681	143
*	Perficient Inc.	16,216	141
*	Infospace Inc.	19,970	140
*	DivX Inc.	17,410	134
*	RealNetworks Inc.	48,986	132
*	Knot Inc.	15,991	113
*	Internap Network
	Services Corp.	25,985	107
*	Liquidity Services Inc.	8,276	107
*	Limelight Networks Inc.	24,588	97
*	Stamps.com Inc.	5,971	68
*	Dice Holdings Inc.	10,487	66
	Marchex Inc. Class B	10,189	41
*	TechTarget Inc.	8,281	37
*	Archipelago Learning Inc.	1,535	16
			112,323
IT Services (17.3%)
	International Business
	Machines Corp.	714,544	88,053
	Visa Inc. Class A	275,819	19,026
	Accenture PLC Class A	354,955	12,991
	Mastercard Inc. Class A	55,580	11,025
	Automatic Data
	Processing Inc.	280,272	10,821
*	Cognizant Technology
	Solutions Corp. Class A	166,886	9,613
	Western Union Co.	374,529	5,873
	Paychex Inc.	181,250	4,511
*	Fiserv Inc.	85,036	4,254
	Fidelity National Information
	Services Inc.	138,737	3,585
	Computer Sciences Corp.	85,944	3,421
*	SAIC Inc.	215,462	3,206
*	Teradata Corp.	92,999	3,045
*	Hewitt Associates Inc.
	Class A	49,198	2,375
	Global Payments Inc.	45,472	1,711
*	Alliance Data Systems Corp.	29,727	1,670
	Broadridge Financial
	Solutions Inc.	75,884	1,620
	Lender Processing
	Services Inc.	52,834	1,550
	Total System Services Inc.	93,495	1,328
*	Gartner Inc.	42,877	1,230
*	VeriFone Systems Inc.	46,659	1,128
*	NeuStar Inc. Class A	41,776	925
	CoreLogic Inc.	51,796	895
	DST Systems Inc.	20,824	848
*	Genpact Ltd.	54,870	768
*	Convergys Corp.	68,909	698
*	CACI International Inc.
	Class A	16,847	688

			Market
			Value•
		Shares	($000)
*	Wright Express Corp.	20,533	659
	Sapient Corp.	59,818	624
	Syntel Inc.	13,885	535
*	Unisys Corp.	23,563	527
*	Acxiom Corp.	42,181	523
	MAXIMUS Inc.	9,731	523
*	SRA International Inc.
	Class A	24,432	470
*	Mantech International Corp.
	Class A	12,763	452
*	Euronet Worldwide Inc.	25,532	360
*	CSG Systems
	International Inc.	18,975	347
	Heartland Payment
	Systems Inc.	21,081	298
*	Forrester Research Inc.	8,792	270
	iGate Corp.	16,943	266
*	RightNow Technologies Inc.	13,367	224
*	TNS Inc.	14,523	218
*	TeleTech Holdings Inc.	17,131	217
	Cass Information
	Systems Inc.	5,650	185
*	ExlService Holdings Inc.	8,126	135
*	Global Cash Access
	Holdings Inc.	29,345	106
*	Ciber Inc.	36,631	100
*	Ness Technologies Inc.	21,320	91
*	China Information
	Technology Inc.	17,320	88
*	NCI Inc. Class A	4,222	81
*	Echo Global Logistics Inc.	6,076	76
*	Integral Systems Inc.	9,755	66
			204,299
Office Electronics (0.6%)
	Xerox Corp.	768,422	6,485
*	Zebra Technologies Corp.	32,168	921
			7,406
Semiconductors & Semiconductor
Equipment (14.3%)
	Intel Corp.	3,100,345	54,938
	Texas Instruments Inc.	681,042	15,684
	Applied Materials Inc.	748,490	7,777
	Broadcom Corp. Class A	245,564	7,360
*	Marvell Technology
	Group Ltd.	305,253	4,866
	Analog Devices Inc.	166,249	4,635
	Altera Corp.	168,904	4,167
*	First Solar Inc.	30,892	3,950
	Xilinx Inc.	152,597	3,685
	Linear Technology Corp.	124,893	3,578
*	Micron Technology Inc.	498,394	3,222
*	Cree Inc.	56,898	3,046
*	NVIDIA Corp.	318,839	2,975
	Microchip Technology Inc.	102,658	2,843
	Maxim Integrated
	Products Inc.	168,474	2,674
	KLA-Tencor Corp.	94,723	2,653
*	Lam Research Corp.	70,506	2,546
*	Advanced Micro
	Devices Inc.	318,927	1,792
*	Skyworks Solutions Inc.	98,511	1,759
	National
	Semiconductor Corp.	132,651	1,673
*	Atmel Corp.	257,191	1,492
*	ON Semiconductor Corp.	239,437	1,480
*	LSI Corp.	364,204	1,464
*	MEMC Electronic
	Materials Inc.	126,719	1,304
*	Novellus Systems Inc.	53,520	1,247

			Market
			Value•
		Shares	($000)
*	Avago Technologies Ltd.	60,003	1,209
*	Rambus Inc.	63,813	1,138
*	Varian Semiconductor
	Equipment Associates Inc.	41,563	1,032
*	Atheros
	Communications Inc.	39,388	971
*	Silicon Laboratories Inc.	24,354	929
*	Cypress
	Semiconductor Corp.	86,785	919
*	Teradyne Inc.	100,432	902
*	PMC - Sierra Inc.	127,781	884
*	Netlogic Microsystems Inc.	31,403	758
*	Veeco Instruments Inc.	22,436	746
*	International Rectifier Corp.	39,378	723
*	RF Micro Devices Inc.	142,084	693
	Intersil Corp. Class A	68,924	689
*	Microsemi Corp.	46,253	648
*	TriQuint Semiconductor Inc.	86,482	601
*	Omnivision Technologies Inc.	29,016	595
*	Hittite Microwave Corp.	13,576	578
*	Semtech Corp.	34,598	574
*	Fairchild Semiconductor
	International Inc. Class A	69,990	541
*	Cirrus Logic Inc.	35,555	538
*	Cavium Networks Inc.	19,775	477
*	Cymer Inc.	15,926	469
*	Integrated Device
	Technology Inc.	90,505	463
*	MKS Instruments Inc.	26,518	458
	Power Integrations Inc.	15,594	427
*	Tessera Technologies Inc.	27,977	425
*	Cabot Microelectronics Corp.	13,169	394
*	Applied Micro Circuits Corp.	36,475	393
*	FEI Co.	21,170	353
*	Monolithic Power
	Systems Inc.	20,230	332
*	Volterra Semiconductor Corp.	16,037	322
*	Amkor Technology Inc.	61,426	311
*	SunPower Corp. Class A	28,460	308
*	Advanced Energy
	Industries Inc.	20,448	288
*	Diodes Inc.	19,551	288
*	Entegris Inc.	72,844	280
*	GT Solar International Inc.	36,062	279
*	Verigy Ltd.	33,081	277
*	Lattice Semiconductor Corp.	64,605	268
*	Brooks Automation Inc.	36,215	245
*,^	Rubicon Technology Inc.	9,876	242
*	Zoran Corp.	28,555	231
*	Standard Microsystems Corp.	12,490	226
*	SunPower Corp. Class B	21,720	225
*	ATMI Inc.	17,546	224
	Micrel Inc.	24,366	215
*	Kulicke & Soffa
	Industries Inc.	37,119	213
*	Ultratech Inc.	12,672	210
*	Actel Corp.	14,623	209
*	FormFactor Inc.	26,469	186
*	Silicon Image Inc.	42,700	155
*	Anadigics Inc.	36,340	146
	Cohu Inc.	12,472	143
*	Sigma Designs Inc.	14,733	140
*	Supertex Inc.	6,127	135
*	Rudolph Technologies Inc.	16,509	130
*	IXYS Corp.	13,093	124
*	Pericom
	Semiconductor Corp.	14,125	119
*	Energy Conversion
	Devices Inc.	25,500	115

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Exar Corp.	20,764	113
*	Kopin Corp.	37,112	104
*	DSP Group Inc.	12,897	87
*	Evergreen Solar Inc.	110,130	74
*	Advanced Analogic
	Technologies Inc.	22,763	74
*	Conexant Systems Inc.	45,238	67
*	Trident Microsystems Inc.	39,257	60
*	Mattson Technology Inc.	27,877	58
			169,560
Software (21.5%)
	Microsoft Corp.	4,395,009	103,195
	Oracle Corp.	2,237,370	48,954
*	Adobe Systems Inc.	293,330	8,143
*	Intuit Inc.	166,279	7,117
*	Salesforce.com Inc.	64,543	7,092
*	Symantec Corp.	445,152	6,067
*	Citrix Systems Inc.	103,501	5,997
	CA Inc.	229,408	4,132
*	McAfee Inc.	86,935	4,090
*	BMC Software Inc.	101,147	3,647
*	Red Hat Inc.	105,115	3,632
*	Autodesk Inc.	127,820	3,547
	Activision Blizzard Inc.	311,905	3,334
*	VMware Inc. Class A	39,217	3,081
*	Electronic Arts Inc.	183,700	2,800
*	Rovi Corp.	56,867	2,474
*	ANSYS Inc.	50,432	1,956
*	Synopsys Inc.	83,471	1,911
*	Nuance
	Communications Inc.	129,819	1,906
	Factset Research
	Systems Inc.	24,691	1,816
*	MICROS Systems Inc.	44,746	1,705
*	Informatica Corp.	51,171	1,646
	Solera Holdings Inc.	39,285	1,559
*	TIBCO Software Inc.	92,575	1,341
*	Concur Technologies Inc.	23,623	1,105
*	Parametric
	Technology Corp.	64,683	1,103
*	Novell Inc.	194,104	1,091
	Jack Henry &
	Associates Inc.	45,169	1,063
*	Cadence Design
	Systems Inc.	150,607	1,024
*	Compuware Corp.	125,387	900
*	Ariba Inc.	50,085	775
*	Quest Software Inc.	34,895	748
*	Progress Software Corp.	23,498	628
*	Blackboard Inc.	18,071	598
*	Lawson Software Inc.	76,591	582
	Fair Isaac Corp.	25,442	570
*	CommVault Systems Inc.	22,850	561
*	SuccessFactors Inc.	26,223	553
*	ArcSight Inc.	14,197	545
*	Mentor Graphics Corp.	59,449	540
*	AsiaInfo-Linkage Inc.	29,669	530
	Blackbaud Inc.	24,969	520
*	Taleo Corp. Class A	19,939	511
*	JDA Software Group Inc.	22,062	507
*	TiVo Inc.	64,342	506
*	Websense Inc.	24,072	468

			Market
			Value•
		Shares	($000)
*	Advent Software Inc.	9,334	464
*	Ultimate Software Group Inc.	13,194	434
*	Fortinet Inc.	20,671	421
*	MicroStrategy Inc. Class A	5,063	394
*	Take-Two Interactive
	Software Inc.	47,113	392
*	Sourcefire Inc.	14,544	369
*	Ebix Inc.	19,525	364
*	ACI Worldwide Inc.	18,950	360
*	Manhattan Associates Inc.	12,652	329
*	Radiant Systems Inc.	16,087	288
*	Tyler Technologies Inc.	16,581	287
*	Netscout Systems Inc.	16,315	258
*	Net 1 UEPS
	Technologies Inc.	21,492	247
*	SolarWinds Inc.	17,045	246
*	Bottomline Technologies Inc.	16,672	234
	EPIQ Systems Inc.	17,346	216
*	Epicor Software Corp.	31,657	215
	Pegasystems Inc.	9,283	203
*	NetSuite Inc.	10,585	201
*	Synchronoss
	Technologies Inc.	11,332	175
*	S1 Corp.	28,852	140
*	THQ Inc.	37,651	134
*	Smith Micro Software Inc.	17,190	131
*	DemandTec Inc.	16,691	124
*	Kenexa Corp.	10,701	119
	Opnet Technologies Inc.	7,530	119
*	Interactive Intelligence Inc.	7,290	109
*	Rosetta Stone Inc.	6,230	106
*	TeleCommunication
	Systems Inc. Class A	33,510	103
*	VASCO Data Security
	International Inc.	16,772	100
*	Monotype Imaging
	Holdings Inc.	12,661	94
*	PROS Holdings Inc.	10,873	86
*	Deltek Inc.	9,385	67
*	FalconStor Software Inc.	19,007	60
	Renaissance Learning Inc.	5,717	46
*	China TransInfo
	Technology Corp.	5,626	35
			254,240
Total Common Stocks
(Cost $1,267,078)			1,183,942
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $39)	39,001	39
Total Investments (100.1%)
(Cost $1,267,117)			1,183,981
Other Assets and Liabilities (–0.1%)
Other Assets			33,099
Liabilities[2]			(33,830)
			(731)
Net Assets (100%)			1,183,250

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,318,705
Undistributed Net Investment Income	5,176
Accumulated Net Realized Losses	(57,495)
Unrealized Appreciation (Depreciation)	(83,136)
Net Assets	1,183,250

Admiral Shares—Net Assets
Applicable to 1,828,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	46,244
Net Asset Value Per Share—
Admiral Shares	$25.30

ETF Shares—Net Assets
Applicable to 23,016,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,137,006
Net Asset Value Per Share—
ETF Shares	$49.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $37,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $39,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	9,751
Interest[1]	1
Security Lending	5
Total Income	9,757
Expenses
The Vanguard Group—Note B
Investment Advisory Services	124
Management and Administrative—
Admiral Shares	90
Management and Administrative—
ETF Shares	1,895
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	259
Custodian Fees	44
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	2
Total Expenses	2,506
Net Investment Income	7,251
Realized Net Gain (Loss) on
Investment Securities Sold	15,125
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(37,393)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,017)

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,251	3,610
Realized Net Gain (Loss)	15,125	(27,908)
Change in Unrealized Appreciation (Depreciation)	(37,393)	5,476
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,017)	(18,822)
Distributions
Net Investment Income
Admiral Shares	(165)	(133)
ETF Shares	(4,304)	(3,037)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,469)	(3,170)
Capital Share Transactions
Admiral Shares	13,740	7,447
ETF Shares	517,008	163,810
Net Increase (Decrease) from Capital Share Transactions	530,748	171,257
Total Increase (Decrease)	511,262	149,265
Net Assets
Beginning of Period	671,988	522,723
End of Period[2]	1,183,250	671,988

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,176,000 and $2,394,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$24.39	$27.28	$29.95	$24.40	$23.93
Investment Operations
Net Investment Income	.146	.163[1]	.121	.110[1]	.084[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.882	(2.897)	(2.706)	5.500	.424
Total from Investment Operations	1.028	(2.734)	(2.585)	5.610	.508
Distributions
Dividends from Net Investment Income	(.118)	(.156)	(.085)	(.060)	(.038)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.118)	(.156)	(.085)	(.060)	(.038)
Net Asset Value, End of Period	$25.30	$24.39	$27.28	$29.95	$24.40

Total Return[2]	4.17%	–9.79%	–8.67%	23.02%	2.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46	$33	$26	$12	$5
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.82%	0.46%	0.38%	0.33%
Portfolio Turnover Rate[3]	9%	12%	11%	8%	8%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$47.64	$53.32	$58.52	$47.66	$46.76
Investment Operations
Net Investment Income	.296	.331[1]	.249	.231[1]	.175[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.714	(5.685)	(5.274)	10.765	.816
Total from Investment Operations	2.010	(5.354)	(5.025)	10.996	.991
Distributions
Dividends from Net Investment Income	(.250)	(.326)	(.175)	(.136)	(.091)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.250)	(.326)	(.175)	(.136)	(.091)
Net Asset Value, End of Period	$49.40	$47.64	$53.32	$58.52	$47.66

Total Return	4.17%	–9.78%	–8.62%	23.10%	2.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,137	$639	$497	$439	$172
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.85%	0.51%	0.42%	0.36%
Portfolio Turnover Rate[2]	9%	12%	11%	8%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $230,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $36,387,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $5,867,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $35,142,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,013,000 through August 31, 2017, and $20,048,000 through August 31, 2018. In addition, the fund realized losses of $21,593,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $1,267,877,000. Net unrealized depreciation of investment securities for tax purposes was $83,896,000, consisting of unrealized gains of $67,518,000 on securities that had risen in value since their purchase and $151,414,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $731,928,000 of investment securities and sold $197,791,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	21,910	790	14,130	714
Issued in Lieu of Cash Distributions	152	5	116	7
Redeemed[1]	(8,322)	(312)	(6,799)	(333)
Net Increase (Decrease)—Admiral Shares	13,740	483	7,447	388
ETF Shares
Issued	625,414	11,700	264,940	6,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(108,406)	(2,100)	(101,130)	(2,700)
Net Increase (Decrease)—ETF Shares	517,008	9,600	163,810	4,102

1 Net of redemption fees for fiscal 2010 and 2009 of $51,000 and $74,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	130	130	2,478
Median Market Cap	$10.9B	$10.9B	$26.3B
Price/Earnings Ratio	17.8x	17.9x	15.4x
Price/Book Ratio	2.3x	2.3x	1.9x
Yield[3]		1.9%	2.1%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	19.0%	19.0%	19.2%
Earnings Growth Rate	10.3%	10.2%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.8%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.88
Beta	1.00	1.32

Subindustry Diversification (% of equity exposure)

Aluminum	2.4%
Commodity Chemicals	1.4
Construction Materials	2.1
Diversified Chemicals	20.3
Diversified Metals & Mining	8.8
Fertilizers & Agricultural Chemicals	10.2
Forest Products	2.1
Gold	7.3
Industrial Gases	10.0
Metal & Glass Containers	5.0
Paper Packaging	3.4
Paper Products	3.9
Specialty Chemicals	13.3
Steel	8.9
Other Materials	0.9

Ten Largest Holdings[7] (% of total net assets)

EI du Pont de Nemours & Co.	7.8%
Freeport-McMoRan Copper & Gold Inc.	6.6
Newmont Mining Corp.	6.4
Monsanto Co.	6.1
Dow Chemical Co.	6.0
Praxair Inc.	5.6
Air Products & Chemicals Inc.	3.3
Nucor Corp.	2.5
Ecolab Inc.	2.3
PPG Industries Inc.	2.3
Top Ten	48.9%

1 MSCI US IMI/Materials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
One Year		Five Years	Inception[1]	Investment
Materials Index Fund ETF Shares
Net Asset Value[2]	10.07%	5.27%	6.12%	$14,796
Materials Index Fund ETF Shares Market Price	9.96	5.28	6.12	14,791
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US IMI/Materials 25/50[3]	10.31	5.37	6.24	14,908

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund Admiral Shares[4]	10.07%	5.24%	5.53%	$142,280
MSCI US IMI/2500	5.81	–0.39	1.28	108,676
Spliced MSCI US IMI/Materials 25/50[3]	10.31	5.37	5.68	143,600

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Materials 25/50: MSCI US IMI/IMaterials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Materials Index Fund ETF Shares Market Price	9.96%	29.36%	47.91%
Materials Index Fund ETF Shares Net Asset Value	10.07	29.29	47.96
Spliced MSCI US IMI/Materials 25/50[1]	10.31	29.87	49.08

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the endn of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		17.11%	3.99%	4.88%
Net Asset Value		17.14	3.98	4.88
Admiral Shares[2]	2/11/2004	17.12	3.95	4.28

1 Spliced MSCI US IMI/Materials 25/50: MSCI US IMI/IMaterials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%) )
Chemicals (55.2%)
	EI du Pont de
	Nemours & Co.	981,537	40,017
	Monsanto Co.	591,050	31,119
	Dow Chemical Co.	1,250,375	30,472
	Praxair Inc.	331,509	28,520
	Air Products &
	Chemicals Inc.	229,839	17,015
	Ecolab Inc.	252,543	11,971
	PPG Industries Inc.	180,316	11,870
	Mosaic Co.	168,644	9,893
	CF Industries Holdings Inc.	76,982	7,121
	Sherwin-Williams Co.	100,866	7,099
	Sigma-Aldrich Corp.	131,390	6,986
	Lubrizol Corp.	73,811	6,887
	Airgas Inc.	85,877	5,651
	Eastman Chemical Co.	78,305	4,820
	FMC Corp.	74,927	4,666
	Celanese Corp. Class A	169,501	4,526
	International Flavors &
	Fragrances Inc.	86,176	3,937
	Ashland Inc.	80,612	3,745
	Albemarle Corp.	89,376	3,583
	Nalco Holding Co.	150,389	3,417
	Valspar Corp.	102,737	3,094
	Cytec Industries Inc.	53,125	2,520
	Scotts Miracle-Gro Co.
	Class A	50,734	2,396
	RPM International Inc.	140,825	2,380
*	WR Grace & Co.	78,031	1,974
	Cabot Corp.	67,691	1,924
	Huntsman Corp.	205,369	1,871
*	Solutia Inc.	131,052	1,774
	Olin Corp.	84,763	1,518
	Sensient Technologies Corp.	53,380	1,480
*	Rockwood Holdings Inc.	56,084	1,450
	NewMarket Corp.	13,807	1,388
	Minerals Technologies Inc.	20,417	1,094
*	Intrepid Potash Inc.	48,273	1,084
	HB Fuller Co.	53,169	1,010
*	Ferro Corp.	93,249	998
*	PolyOne Corp.	98,986	965
*	OM Group Inc.	33,292	852
	Arch Chemicals Inc.	27,387	841
*	Calgon Carbon Corp.	61,301	765
	Balchem Corp.	30,497	746
	Innophos Holdings Inc.	23,204	677
	A Schulman Inc.	34,054	619
*	STR Holdings Inc.	27,136	561
	Westlake Chemical Corp.	21,609	560
	Stepan Co.	8,735	484
*	Georgia Gulf Corp.	36,757	478

			Market
			Value•
		Shares	($000)
	Koppers Holdings Inc.	22,276	445
	Zep Inc.	23,241	402
*	Kraton Performance
	Polymers Inc.	12,870	348
*	LSB Industries Inc.	18,852	313
*	Yongye International Inc.	39,459	312
*	Innospec Inc.	24,736	307
	Hawkins Inc.	9,595	292
*	Spartech Corp.	32,555	291
*	Zoltek Cos. Inc.	31,952	272
	American Vanguard Corp.	23,837	158
*,^	China Green Agriculture Inc.	16,068	154
*	Landec Corp.	27,508	151
*	ShengdaTech Inc.	30,485	135
*,^	China Agritech Inc.	8,473	129
			282,527
Construction Materials (2.1%)
	Vulcan Materials Co.	138,259	5,082
	Martin Marietta
	Materials Inc.	49,359	3,613
	Eagle Materials Inc.	45,287	1,039
	Texas Industries Inc.	25,709	778
*	Headwaters Inc.	67,640	208
*	United States Lime &
	Minerals Inc.	2,400	92
			10,812
Containers & Packaging (8.4%)
	Ball Corp.	94,860	5,320
*	Crown Holdings Inc.	175,575	4,892
*	Pactiv Corp.	143,873	4,615
*	Owens-Illinois Inc.	178,500	4,473
	Sealed Air Corp.	172,849	3,545
	Sonoco Products Co.	108,980	3,427
	Bemis Co. Inc.	117,652	3,397
	Aptargroup Inc.	73,826	3,075
	Packaging Corp. of America	112,057	2,498
	Rock-Tenn Co. Class A	40,180	1,936
	Temple-Inland Inc.	110,194	1,755
	Silgan Holdings Inc.	57,666	1,724
	Greif Inc. Class A	26,831	1,525
*	Boise Inc.	64,447	443
*	Graphic Packaging
	Holding Co.	95,363	291
	Myers Industries Inc.	32,668	208
			43,124
Metals & Mining (28.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	468,727	33,739
	Newmont Mining Corp.	532,281	32,639
	Nucor Corp.	341,059	12,544
	Alcoa Inc.	1,105,172	11,284
	Cliffs Natural
	Resources Inc.	146,566	8,968

			Market
			Value•
		Shares	($000)
	United States Steel Corp.	155,170	6,596
	Walter Energy Inc.	58,278	4,198
	Allegheny Technologies Inc.	96,088	3,913
	Steel Dynamics Inc.	223,450	3,061
	Reliance Steel &
	Aluminum Co.	76,242	2,840
	Royal Gold Inc.	54,562	2,677
	Compass Minerals
	International Inc.	35,507	2,548
*	Allied Nevada Gold Corp.	82,201	1,928
*	Titanium Metals Corp.	97,934	1,775
	Commercial Metals Co.	123,618	1,611
	AK Steel Holding Corp.	118,245	1,506
*	Coeur d’Alene Mines Corp.	87,731	1,505
*	Hecla Mining Co.	260,144	1,488
	Carpenter Technology Corp.	47,958	1,487
	Schnitzer Steel
	Industries Inc.	24,604	1,089
	Worthington Industries Inc.	69,112	983
*	RTI International Metals Inc.	32,741	904
*	Globe Specialty Metals Inc.	68,618	750
*	Stillwater Mining Co.	52,975	726
*	Century Aluminum Co.	65,677	657
	AMCOL International Corp.	23,362	610
	Kaiser Aluminum Corp.	15,543	574
*	Brush Engineered
	Materials Inc.	22,016	530
	Haynes International Inc.	13,165	385
*	Horsehead Holding Corp.	47,405	375
*	AM Castle & Co.	18,996	265
	Olympic Steel Inc.	10,278	227
*	General Moly Inc.	67,208	202
*	Gulf Resources Inc.	21,488	187
			144,771
Paper & Forest Products (6.0%)
	International Paper Co.	448,811	9,183
	Weyerhaeuser Co.	581,144	9,124
	MeadWestvaco Corp.	184,860	4,022
	Domtar Corp.	46,920	2,816
	Schweitzer-Mauduit
	International Inc.	19,953	1,074
*	Louisiana-Pacific Corp.	136,042	906
*	Clearwater Paper Corp.	12,432	845
	PH Glatfelter Co.	49,795	509
	Deltic Timber Corp.	12,301	502
	Buckeye Technologies Inc.	42,260	502
*	KapStone Paper and
	Packaging Corp.	36,148	412
*	Wausau Paper Corp.	50,678	321
	Neenah Paper Inc.	16,345	241
			30,457
Total Common Stocks
(Cost $591,177)			511,691

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1,2] Vanguard Market
Liquidity Fund, 0.288%
(Cost $4,073)	4,073,276	4,073
Total Investments (100.8%)
(Cost $595,250)		515,764
Other Assets and Liabilities (–0.8%)
Other Assets		8,921
Liabilities[2]		(13,134)
		(4,213)
Net Assets (100%)		511,551

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	633,633
Undistributed Net Investment Income	11,661
Accumulated Net Realized Losses	(54,257)
Unrealized Appreciation (Depreciation)	(79,486)
Net Assets	511,551

Admiral Shares—Net Assets
Applicable to 2,904,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	96,786
Net Asset Value Per Share—
Admiral Shares	$33.32

ETF Shares—Net Assets
Applicable to 6,341,859 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	414,765
Net Asset Value Per Share—
ETF Shares	$65.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $128,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $145,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	17,183
Security Lending	9
Total Income	17,192
Expenses
The Vanguard Group—Note B
Investment Advisory Services	83
Management and Administrative—
Admiral Shares	205
Management and Administrative—
ETF Shares	811
Marketing and Distribution—
Admiral Shares	21
Marketing and Distribution—ETF Shares	129
Custodian Fees	1
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	64
Trustees’ Fees and Expenses	1
Total Expenses	1,341
Net Investment Income	15,851
Realized Net Gain (Loss) on
Investment Securities Sold	17,399
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	12,576
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,826

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,851	6,646
Realized Net Gain (Loss)	17,399	(21,222)
Change in Unrealized Appreciation (Depreciation)	12,576	(80,514)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,826	(95,090)
Distributions
Net Investment Income
Admiral Shares	(1,398)	(1,751)
ETF Shares	(6,674)	(5,802)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,072)	(7,553)
Capital Share Transactions
Admiral Shares	(521)	10,896
ETF Shares	9,040	85,342
Net Increase (Decrease) from Capital Share Transactions	8,519	96,238
Total Increase (Decrease)	46,273	(6,405)
Net Assets
Beginning of Period	465,278	471,683
End of Period[1]	511,551	465,278

1 Net Assets—End of Period includes undistributed net investment income of $11,661,000 and $3,882,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$30.68	$42.85	$41.75	$32.37	$28.34
Investment Operations
Net Investment Income	.971[1]	.622	.732	.700[2]	.672[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	2.128	(11.996)	1.008	9.250	3.853
Total from Investment Operations	3.099	(11.374)	1.740	9.950	4.525
Distributions
Dividends from Net Investment Income	(.459)	(.796)	(.640)	(.570)	(.495)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.459)	(.796)	(.640)	(.570)	(.495)
Net Asset Value, End of Period	$33.32	$30.68	$42.85	$41.75	$32.37

Total Return[4]	10.07%	–25.91%	4.09%	31.00%	16.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97	$90	$107	$57	$12
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.81%[1]	2.23%	1.74%	1.80%	2.13%
Portfolio Turnover Rate[5]	10%	12%	10%	6%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.02, $.02, $.01, and $.00.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$60.23	$84.27	$82.10	$63.65	$55.70
Investment Operations
Net Investment Income	1.907[1]	1.242	1.470	1.418[2]	1.336[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	4.186	(23.683)	1.977	18.168	7.582
Total from Investment Operations	6.093	(22.441)	3.447	19.586	8.918
Distributions
Dividends from Net Investment Income	(.923)	(1.599)	(1.277)	(1.136)	(.968)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.923)	(1.599)	(1.277)	(1.136)	(.968)
Net Asset Value, End of Period	$65.40	$60.23	$84.27	$82.10	$63.65

Total Return	10.07%	–25.88%	4.15%	31.06%	16.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$415	$375	$365	$312	$95
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.81%[1]	2.26%	1.79%	1.84%	2.16%
Portfolio Turnover Rate[4]	10%	12%	10%	6%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.03, $.04, $.02 and $.00.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $104,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $35,361,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $12,168,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $35,358,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, $12,836,000 though August 31, 2017, and $20,360,000 through August 31, 2018. In addition, the fund realized losses of $15,447,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $598,702,000. Net unrealized depreciation of investment securities for tax purposes was $82,938,000, consisting of unrealized gains of $31,103,000 on securities that had risen in value since their purchase and $114,041,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $181,613,000 of investment securities and sold $170,580,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	22,219	654	36,435	1,409
Issued in Lieu of Cash Distributions	1,301	38	1,643	72
Redeemed[1]	(24,041)	(720)	(27,182)	(1,046)
Net Increase (Decrease)—Admiral Shares	(521)	(28)	10,896	435
ETF Shares
Issued	127,810	1,911	160,431	3,104
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(118,770)	(1,800)	(75,089)	(1,200)
Net Increase (Decrease)—ETF Shares	9,040	111	85,342	1,904

1 Net of redemption fees for fiscal 2010 and 2009 of $92,000 and $263,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	38	38	2,478
Median Market Cap	$12.2B	$12.2B	$26.3B
Price/Earnings Ratio	25.6x	25.7x	15.4x
Price/Book Ratio	2.1x	2.1x	1.9x
Yield[3]		4.3%	2.1%
Admiral Shares	4.2%
ETF Shares	4.2%
Return on Equity	9.6%	9.7%	19.2%
Earnings Growth Rate	–6.3%	–6.0%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.1%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.90	0.71
Beta	1.02	0.86

Subindustry Diversification (% of equity exposure)

Alternative Carriers	8.7%
Integrated Telecommunication Services	63.5
Wireless Telecommunication Services	27.8

Ten Largest Holdings[7] (% of total net assets)

AT&T Inc.	22.6%
Verizon Communications Inc.	22.3
American Tower Corp. Class A	4.5
Crown Castle International Corp.	4.3
Sprint Nextel Corp.	4.0
CenturyLink Inc.	3.8
Qwest Communications International Inc.	3.5
Frontier Communications Corp.	3.4
Windstream Corp.	2.9
NII Holdings Inc.	2.5
Top Ten	73.8%

1 MSCI US IMI/Telecommunication Services 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value[2]	16.39%	3.26%	4.82%	$13,222
Telecommunication Services Index Fund
ETF Shares Market Price	16.37	3.29	4.81	13,213
MSCI US IMI/2500	5.81	–0.39	1.96	11,221
Spliced MSCI US IMI/
Telecommunication Services 25/50[3]	12.26	2.51	3.24	12,086

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
Admiral Shares[4]	16.40%	3.23%	3.93%	$123,493
MSCI US IMI/2500	5.81	–0.39	0.34	101,902
Spliced MSCI US IMI/
Telecommunication Services 25/50[3]	12.26	2.51	2.85	116,623

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/ITelecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2010

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Telecommunication Services Index Fund ETF Shares Market Price	16.37%	17.57%	32.13%
Telecommunication Services Index Fund ETF Shares Net Asset Value	16.39	17.37	32.22
Spliced MSCI US IMI/Telecommunication Services 25/50[1]	12.26	13.20	12.09

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		9.68%	2.26%	3.56%
Net Asset Value		9.79	2.26	3.57
Admiral Shares[2]	3/11/2005	9.76	2.23	2.55

1 Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/ITelecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Diversified Telecommunication Services (72.1%)
	Alternative Carriers (8.7%)
*	tw telecom inc Class A	237,322	4,161
*	Level 3
	Communications Inc.	2,587,593	2,665
*	PAETEC Holding Corp.	620,346	2,543
*	Global Crossing Ltd.	169,359	2,083
*	AboveNet Inc.	39,982	2,064
*	Vonage Holdings Corp.	951,368	2,055
*	Cogent Communications
	Group Inc.	207,529	1,810
*	Iridium
	Communications Inc.	188,035	1,630
*	Neutral Tandem Inc.	144,144	1,629
*	Premiere Global
	Services Inc.	313,046	1,553

Integrated Telecommunication Services (63.4%)
	AT&T Inc.	2,130,522	57,588
	Verizon
	Communications Inc.	1,931,543	57,000
	CenturyLink Inc.	268,600	9,713
	Qwest Communications
	International Inc.	1,585,504	8,958
	Frontier
	Communications Corp.	1,128,899	8,726
	Windstream Corp.	630,857	7,277
*	General
	Communication Inc.
	Class A	277,753	2,503
	Consolidated
	Communications
	Holdings Inc.	141,441	2,453
	Alaska Communications
	Systems Group Inc.	251,119	2,426
	Atlantic Tele-Network Inc.	44,491	1,897
*	Cincinnati Bell Inc.	740,493	1,740
*	Cbeyond Inc.	136,933	1,636
			184,110
Wireless Telecommunication Services (27.8%)
*	American Tower Corp.
	Class A	242,951	11,385
*	Crown Castle
	International Corp.	269,014	11,062

			Market
			Value•
		Shares	($000)
*	Sprint Nextel Corp.	2,518,203	10,274
*	NII Holdings Inc.	176,905	6,413
*	SBA
	Communications Corp.
	Class A	138,215	4,948
*	MetroPCS
	Communications Inc.	391,128	3,497
*	Syniverse Holdings Inc.	146,144	3,006
	Telephone & Data
	Systems Inc.	102,206	2,953
	Telephone & Data
	Systems Inc.—Special
	Common Shares	105,265	2,661
*	United States Cellular Corp.	63,335	2,655
	NTELOS Holdings Corp.	135,761	2,197
	USA Mobility Inc.	152,850	2,195
*	ICO Global
	Communications
	Holdings Ltd.	1,501,800	2,012
	Shenandoah
	Telecommunications Co.	115,652	1,953
*	Clearwire Corp. Class A	296,663	1,901
*	Leap Wireless
	International Inc.	168,645	1,749
			70,861
Total Common Stocks
(Cost $257,712)			254,971
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund, 0.288%
	(Cost $319)	318,787	319
Total Investments (100.0%)
(Cost $258,031)			255,290
Other Assets and Liabilities (0.0%)
Other Assets			5,267
Liabilities			(5,358)
			(91)
Net Assets (100%)			255,199

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	322,263
Undistributed Net Investment Income	5,294
Accumulated Net Realized Losses	(69,617)
Unrealized Appreciation (Depreciation)	(2,741)
Net Assets	255,199

Admiral Shares—Net Assets
Applicable to 487,719 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,249
Net Asset Value Per Share—
Admiral Shares	$29.22

ETF Shares—Net Assets
Applicable to 4,202,158 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	240,950
Net Asset Value Per Share—
ETF Shares	$57.34

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	8,118
Interest[1]	1
Security Lending	10
Total Income	8,129
Expenses
The Vanguard Group—Note B
Investment Advisory Services	30
Management and Administrative—
Admiral Shares	25
Management and Administrative—
ETF Shares	328
Marketing and Distribution—
Admiral Shares	3
Marketing and Distribution—
ETF Shares	54
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	39
Total Expenses	505
Net Investment Income	7,624
Realized Net Gain (Loss) on
Investment Securities Sold	(20,124)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	42,804
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,304

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,624	4,803
Realized Net Gain (Loss)	(20,124)	(15,383)
Change in Unrealized Appreciation (Depreciation)	42,804	(4,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,304	(14,668)
Distributions
Net Investment Income
Admiral Shares	(346)	(326)
ETF Shares	(5,141)	(4,534)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,487)	(4,860)
Capital Share Transactions
Admiral Shares	673	(2,971)
ETF Shares	70,937	19,785
Net Increase (Decrease) from Capital Share Transactions	71,610	16,814
Total Increase (Decrease)	96,427	(2,714)
Net Assets
Beginning of Period	158,772	161,486
End of Period[2]	255,199	158,772

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,294,000 and $3,157,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$25.77	$31.58	$41.01	$33.29	$28.18
Investment Operations
Net Investment Income	1.024[1]	.840[1]	.908[1]	.888[1]	.861[1,2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	3.183	(5.977)	(9.338)	7.308	5.041
Total from Investment Operations	4.207	(5.137)	(8.430)	8.196	5.902
Distributions
Dividends from Net Investment Income	(.757)	(.673)	(1.000)	(.476)	(.792)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.757)	(.673)	(1.000)	(.476)	(.792)
Net Asset Value, End of Period	$29.22	$25.77	$31.58	$41.01	$33.29

Total Return[4]	16.40%	–15.90%	–20.98%	24.77%	21.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$12	$19	$51	$6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.39%	2.50%	2.17%	3.28%[2]
Portfolio Turnover Rate[5]	23%	25%	28%	17%	32%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
3 Includes increases from redemption fees of $.00, $.00, $.05, $.01, and $.00.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$50.58	$62.05	$80.60	$65.40	$55.35
Investment Operations
Net Investment Income	1.981[1]	1.602[1]	1.764[1]	1.741[1]	2.040[1,2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	6.290	(11.699)	(18.316)	14.386	9.567
Total from Investment Operations	8.271	(10.097)	(16.552)	16.127	11.607
Distributions
Dividends from Net Investment Income	(1.511)	(1.373)	(1.998)	(.927)	(1.557)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.511)	(1.373)	(1.998)	(.927)	(1.557)
Net Asset Value, End of Period	$57.34	$50.58	$62.05	$80.60	$65.40

Total Return	16.39%	–15.88%	–20.94%	24.81%	21.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$241	$147	$143	$266	$72
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.60%	3.42%	2.55%	2.21%	3.31%[2]
Portfolio Turnover Rate[4]	23%	25%	28%	17%	32%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
3 Includes increases from redemption fees of $.00, $.00, $.08, $.03 and $.00.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $3,197,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $5,530,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $50,032,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, $18,696,000 through August 31, 2017, and $26,335,000 through August 31, 2018. In addition, the fund realized losses of $19,425,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $258,190,000. Net unrealized depreciation of investment securities for tax purposes was $2,900,000, consisting of unrealized gains of $14,899,000 on securities that had risen in value since their purchase and $17,799,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $138,255,000 of investment securities and sold $64,169,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	3,194	112	1,801	74
Issued in Lieu of Cash Distributions	304	11	299	14
Redeemed[1]	(2,825)	(100)	(5,071)	(217)
Net Increase (Decrease)—Admiral Shares	673	23	(2,971)	(129)
ETF Shares
Issued	86,865	1,600	117,888	2,702
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(15,928)	(300)	(98,103)	(2,100)
Net Increase (Decrease)—ETF Shares	70,937	1,300	19,785	602
1 Net of redemption fees for fiscal 2010 and 2009 of $3,000 and $7,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	89	89	2,478
Median Market Cap	$12.6B	$12.3B	$26.3B
Price/Earnings Ratio	13.8x	13.8x	15.4x
Price/Book Ratio	1.4x	1.4x	1.9x
Yield[3]		4.3%	2.1%
Admiral Shares	3.7%
ETF Shares	3.7%
Return on Equity	13.3%	13.4%	19.2%
Earnings Growth Rate	5.7%	5.6%	6.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
Fund Versus		Fund Versus
Spliced Index[6]		Broad Index[2]
R-Squared	1.00	0.55
Beta	1.00	0.60

Subindustry Diversification (% of equity exposure)

Electric Utilities		49.3%
Gas Utilities		7.4
Independent Power Producers &
Energy Traders		5.7
Multi-Utilities		35.7
Water Utilities		1.9

Ten Largest Holdings[7] (% of total net assets)

Southern Co.	6.6%
Exelon Corp.	5.9
Dominion Resources Inc.	5.6
Duke Energy Corp.	4.9
NextEra Energy Inc.	4.6
PG&E Corp.	3.8
American Electric Power Co. Inc.	3.7
Public Service Enterprise Group Inc.	3.5
Entergy Corp.	3.3
Consolidated Edison Inc.	2.9
Top Ten	44.8%

1 MSCI US IMI/Utilities 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced MSCI US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2010		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund ETF Shares
Net Asset Value[2]	10.18%	2.47%	7.47%	$16,078
Utilities Index Fund ETF Shares Market Price	10.07	2.46	7.46	16,073
MSCI US IMI/2500	5.81	–0.39	1.31	10,893
Spliced MSCI US IMI/Utilities 25/50[3]	10.41	2.67	7.69	16,296

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund Admiral Shares[4]	10.20%	2.44%	7.69%	$159,915
MSCI US IMI/2500	5.81	–0.39	1.77	111,737
Spliced MSCI US IMI/Utilities 25/50[3]	10.41	2.67	7.93	162,256

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit Vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Spliced MSCI US IMI/Utilities 25/50: MSCI US IMI/IUtilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2010

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2010
			Cumulative
			Since
	One Year	Five Years	Inception
Utilities Index Fund ETF Shares Market Price	10.07%	12.93%	60.73%
Utilities Index Fund ETF Shares Net Asset Value	10.18	12.99	60.78
Spliced MSCI US IMI/Utilities 25/50[1]	10.41	14.07	62.96

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		6.51%	1.45%	6.33%
Net Asset Value		6.62	1.44	6.33
Admiral Shares[2]	4/28/2004	6.61	1.40	6.50

1 Spliced MSCI US IMI/Utilities 25/50: MSCI US IMI/IUtilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (49.3%)
Southern Co.	1,322,889	48,537
Exelon Corp.	1,059,836	43,157
Duke Energy Corp.	2,106,800	36,216
NextEra Energy Inc.	632,038	33,959
American Electric
Power Co. Inc.	768,308	27,206
Entergy Corp.	303,719	23,945
PPL Corp.	751,819	20,419
Progress Energy Inc.	460,740	19,770
FirstEnergy Corp.	489,079	17,866
Edison International	496,595	16,760
Northeast Utilities	282,369	8,180
Pinnacle West Capital Corp.	173,993	6,934
Pepco Holdings Inc.	358,119	6,428
Allegheny Energy Inc.	272,074	6,135
DPL Inc.	190,831	4,832
NV Energy Inc.	376,938	4,825
ITC Holdings Corp.	80,447	4,663
Westar Energy Inc.	177,483	4,254
Great Plains Energy Inc.	217,463	4,021
Hawaiian Electric
Industries Inc.	149,491	3,591
Cleco Corp.	97,365	2,758
IDACORP Inc.	77,169	2,706
Portland General
Electric Co.	120,773	2,413
Unisource Energy Corp.	57,881	1,883
Allete Inc.	51,191	1,821
* El Paso Electric Co.	70,212	1,611
PNM Resources Inc.	139,059	1,591
MGE Energy Inc.	37,085	1,384
UIL Holdings Corp.	48,106	1,274
Empire District Electric Co.	61,451	1,206
Otter Tail Corp.	57,650	1,068
Central Vermont Public
Service Corp.	18,259	362
		361,775
Gas Utilities (7.4%)
Oneok Inc.	162,013	6,952
UGI Corp.	175,168	4,835
National Fuel Gas Co.	111,720	4,802
Energen Corp.	109,562	4,676
AGL Resources Inc.	124,902	4,584
Questar Corp.	280,922	4,573
Atmos Energy Corp.	149,446	4,229
Piedmont Natural
Gas Co. Inc.	115,101	3,140

			Market
			Value•
		Shares	($000)
	Nicor Inc.	72,634	3,072
	WGL Holdings Inc.	81,257	2,866
	New Jersey Resources Corp.	66,256	2,465
	Southwest Gas Corp.	72,794	2,289
	South Jersey Industries Inc.	47,929	2,252
	Northwest Natural Gas Co.	42,620	1,937
	Laclede Group Inc.	33,960	1,131
	Chesapeake Utilities Corp.	14,417	497
*,^	China Natural Gas Inc.	21,758	111
			54,411
Independent Power Producers &
Energy Traders (5.7%)
*	AES Corp.	1,084,693	11,107
	Constellation Energy
	Group Inc.	307,400	9,016
*	NRG Energy Inc.	409,625	8,324
*	Calpine Corp.	570,186	7,253
*	Mirant Corp.	233,374	2,264
*	RRI Energy Inc.	567,018	1,967
	Ormat Technologies Inc.	32,801	904
*	Dynegy Inc. Class A	163,988	808
			41,643
Multi-Utilities (35.7%)
	Dominion Resources Inc.	956,294	40,891
	PG&E Corp.	597,394	27,934
	Public Service Enterprise
	Group Inc.	811,752	25,944
	Consolidated Edison Inc.	452,396	21,502
	Sempra Energy	377,296	19,212
	Xcel Energy Inc.	737,329	16,450
	DTE Energy Co.	270,198	12,659
	Ameren Corp.	382,307	10,731
	Wisconsin Energy Corp.	187,557	10,454
	CenterPoint Energy Inc.	636,166	9,409
	NiSource Inc.	444,623	7,710
	SCANA Corp.	189,056	7,379
	NSTAR	171,364	6,517
	CMS Energy Corp.	368,848	6,455
	Alliant Energy Corp.	177,722	6,224
	OGE Energy Corp.	155,957	6,090
	Integrys Energy Group Inc.	123,567	5,987
	TECO Energy Inc.	326,051	5,504
	MDU Resources Group Inc.	286,746	5,394
	Vectren Corp.	123,752	3,037
	Avista Corp.	88,073	1,838
	Black Hills Corp.	59,710	1,817
	NorthWestern Corp.	57,769	1,624
	CH Energy Group Inc.	25,370	1,069
			261,831

		Market
		Value•
	Shares	($000)
Water Utilities (1.9%)
American Water
Works Co. Inc.	280,295	6,329
Aqua America Inc.	219,732	4,368
California Water
Service Group	31,710	1,104
American States Water Co.	29,793	993
SJW Corp.	22,133	511
Middlesex Water Co.	24,355	400
Connecticut Water
Service Inc.	13,644	309
Consolidated Water Co. Ltd.	21,940	202
		14,216
Total Common Stocks
(Cost $816,509)		733,876
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.288%
(Cost $63)	63,002	63
Total Investments (100.0%)
(Cost $816,572)		733,939
Other Assets and Liabilities (0.0%)
Other Assets		11,876
Liabilities[2]		(11,928)
		(52)
Net Assets (100%)		733,887

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	833,069
Undistributed Net Investment Income	5,246
Accumulated Net Realized Losses	(21,795)
Unrealized Appreciation (Depreciation)	(82,633)
Net Assets	733,887

Admiral Shares—Net Assets
Applicable to 4,689,110 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	152,853
Net Asset Value Per Share—
Admiral Shares	$32.60

ETF Shares—Net Assets
Applicable to 8,948,860 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	581,034
Net Asset Value Per Share—
ETF Shares	$64.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $54,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $63,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	25,234
Interest[1]	2
Security Lending	3
Total Income	25,239
Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative—
Admiral Shares	223
Management and Administrative—
ETF Shares	854
Marketing and Distribution—
Admiral Shares	20
Marketing and Distribution—
ETF Shares	127
Custodian Fees	19
Auditing Fees	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	47
Trustees’ Fees and Expenses	1
Total Expenses	1,395
Net Investment Income	23,844
Realized Net Gain (Loss) on
Investment Securities Sold	4,109
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	23,581
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,534

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,844	16,574
Realized Net Gain (Loss)	4,109	(17,489)
Change in Unrealized Appreciation (Depreciation)	23,581	(83,085)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,534	(84,000)
Distributions
Net Investment Income
Admiral Shares	(4,081)	(3,297)
ETF Shares	(17,757)	(12,782)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,838)	(16,079)
Capital Share Transactions
Admiral Shares	66,315	(4,742)
ETF Shares	193,359	69,532
Net Increase (Decrease) from Capital Share Transactions	259,674	64,790
Total Increase (Decrease)	289,370	(35,289)
Net Assets
Beginning of Period	444,517	479,806
End of Period[2]	733,887	444,517

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,246,000 and $3,240,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$30.73	$39.26	$40.60	$36.47	$34.03
Investment Operations
Net Investment Income	1.293[1]	1.251	1.126	1.080	1.080[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.782	(8.530)	(1.340)	4.089	2.378
Total from Investment Operations	3.075	(7.279)	(.214)	5.169	3.458
Distributions
Dividends from Net Investment Income	(1.205)	(1.251)	(1.126)	(1.039)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.205)	(1.251)	(1.126)	(1.039)	(1.018)
Net Asset Value, End of Period	$32.60	$30.73	$39.26	$40.60	$36.47

Total Return[3]	10.20%	–18.39%	–0.69%	14.33%	10.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$153	$81	$109	$108	$52
Ratio of Total Expenses to
Average Net Assets	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.07%	4.28%	2.75%	2.70%	3.26%
Portfolio Turnover Rate[4]	8%	10%	18%	12%	9%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.02, and $.04.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$61.24	$78.22	$80.92	$72.68	$67.80
Investment Operations
Net Investment Income	2.554[1]	2.512	2.285	2.180	2.214[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.550	(16.978)	(2.695)	8.156	4.704
Total from Investment Operations	6.104	(14.466)	(.410)	10.336	6.918
Distributions
Dividends from Net Investment Income	(2.414)	(2.514)	(2.290)	(2.096)	(2.038)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.414)	(2.514)	(2.290)	(2.096)	(2.038)
Net Asset Value, End of Period	$64.93	$61.24	$78.22	$80.92	$72.68

Total Return	10.18%	–18.34%	–0.66%	14.37%	10.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$581	$364	$371	$285	$183
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	4.07%	4.31%	2.80%	2.74%	3.29%
Portfolio Turnover Rate[3]	8%	10%	18%	12%	9%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.02, $.04, $.03, and $.06.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Utilities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $7,228,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $5,815,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $18,385,000 to offset future net capital gains of $515,000 through August 31, 2015, $2,910,000 through August 31, 2017, and $14,960,000 through August 31, 2018. In addition, the fund realized losses of $3,314,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $816,668,000. Net unrealized depreciation of investment securities for tax purposes was $82,729,000, consisting of unrealized gains of $14,276,000 on securities that had risen in value since their purchase and $97,005,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $359,585,000 of investment securities and sold $97,812,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	88,042	2,749	20,497	698
Issued in Lieu of Cash Distributions	3,417	109	2,918	98
Redeemed[1]	(25,144)	(800)	(28,157)	(949)
Net Increase (Decrease)—Admiral Shares	66,315	2,058	(4,742)	(153)
ETF Shares
Issued	243,210	3,810	153,405	2,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(49,851)	(800)	(83,873)	(1,400)
Net Increase (Decrease)—ETF Shares	193,359	3,010	69,532	1,202
1 Net of redemption fees for fiscal 2010 and 2009 of $70,000 and $113,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	1,768
Consumer Staples	16,039
Energy	16,507
Financials	6,793
Health Care	19,423
Industrials	4,728
Information Technology	4,469
Materials	8,072
Telecommunication Services	5,487
Utilities	21,838

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	66.2
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	66.6
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2010

	One	Five	Since
	Year	Years	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	16.62%	–1.18%	0.24%
Returns After Taxes on Distributions	16.46	–1.34	0.10
Returns After Taxes on Distributions and Sale of Fund Shares	11.01	–1.01	0.19

Consumer Staples ETF
Returns Before Taxes	10.33%	5.44%	5.96%
Returns After Taxes on Distributions	9.90	5.15	5.68
Returns After Taxes on Distributions and Sale of Fund Shares	7.27	4.67	5.14

Energy ETF
Returns Before Taxes	2.05%	1.92%	8.59%
Returns After Taxes on Distributions	1.84	1.73	8.41
Returns After Taxes on Distributions and Sale of Fund Shares	1.67	1.65	7.50

Financials ETF
Returns Before Taxes	–3.51%	–9.74%	–6.52%
Returns After Taxes on Distributions	–3.80	–10.14	–6.90
Returns After Taxes on Distributions and Sale of Fund Shares	–2.04	–7.94	–5.31

Health Care ETF
Returns Before Taxes	1.40%	–0.10%	0.93%
Returns After Taxes on Distributions	0.99	–0.32	0.75
Returns After Taxes on Distributions and Sale of Fund Shares	1.52	–0.07	0.81

Industrials ETF
Returns Before Taxes	12.85%	0.48%	2.33%
Returns After Taxes on Distributions	12.62	0.26	2.13
Returns After Taxes on Distributions and Sale of Fund Shares	8.66	0.41	2.00

Information Technology ETF
Returns Before Taxes	4.17%	1.54%	0.07%
Returns After Taxes on Distributions	4.10	1.48	0.00
Returns After Taxes on Distributions and Sale of Fund Shares	2.82	1.31	0.06

Materials ETF
Returns Before Taxes	10.07%	5.27%	6.12%
Returns After Taxes on Distributions	9.85	4.97	5.85
Returns After Taxes on Distributions and Sale of Fund Shares	6.86	4.52	5.29

Telecommunication Services ETF
Returns Before Taxes	16.39%	3.26%	4.82%
Returns After Taxes on Distributions	15.94	2.87	4.47
Returns After Taxes on Distributions and Sale of Fund Shares	11.25	2.78	4.15

Utilities ETF
Returns Before Taxes	10.18%	2.47%	7.47%
Returns After Taxes on Distributions	9.55	1.97	6.97
Returns After Taxes on Distributions and Sale of Fund Shares	7.39	2.10	6.49

1 For the Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities ETFs, January 26, 2004; for the Energy, Industrials, and Telecommunication Services ETFs, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The acompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of Admiral Shares held for less than one year. If this fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2010
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2010	8/31/2010	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$990.80	$1.15
	ETF	1,000.00	990.67	1.20
Consumer Staples	Admiral	$1,000.00	$995.77	$1.06
	ETF	1,000.00	995.67	1.21
Energy	Admiral	$1,000.00	$919.95	$1.06
	ETF	1,000.00	919.77	1.16
Financials	Admiral	$1,000.00	$940.55	$1.03
	ETF	1,000.00	940.55	1.17
Health Care	Admiral	$1,000.00	$909.99	$0.96
	ETF	1,000.00	909.62	1.16
Industrials	Admiral	$1,000.00	$976.84	$1.05
	ETF	1,000.00	976.77	1.20
Information Technology	Admiral	$1,000.00	$939.12	$1.08
	ETF	1,000.00	938.81	1.17
Materials	Admiral	$1,000.00	$997.90	$1.06
	ETF	1,000.00	998.02	1.21
Telecommunication Services	Admiral	$1,000.00	$1,090.30	$1.16
	ETF	1,000.00	1,089.91	1.26
Utilities	Admiral	$1,000.00	$1,074.64	$1.15
	ETF	1,000.00	1,074.50	1.25
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.05	$1.17
	ETF	1,000.00	1,024.00	1.22
Consumer Staples	Admiral	$1,000.00	$1,024.15	$1.07
	ETF	1,000.00	1,024.00	1.22
Energy	Admiral	$1,000.00	$1,024.10	$1.12
	ETF	1,000.00	1,024.00	1.22
Financials	Admiral	$1,000.00	$1,024.15	$1.07
	ETF	1,000.00	1,024.00	1.22
Health Care	Admiral	$1,000.00	$1,024.20	$1.02
	ETF	1,000.00	1,024.00	1.22
Industrials	Admiral	$1,000.00	$1,024.15	$1.07
	ETF	1,000.00	1,024.00	1.22
Information Technology	Admiral	$1,000.00	$1,024.10	$1.12
	ETF	1,000.00	1,024.00	1.22
Materials	Admiral	$1,000.00	$1,024.15	$1.07
	ETF	1,000.00	1,024.00	1.22
Telecommunication Services	Admiral	$1,000.00	$1,024.10	$1.12
	ETF	1,000.00	1,024.00	1.22
Utilities	Admiral	$1,000.00	$1,024.10	$1.12
	ETF	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period.The funds’ annualized six-month expense ratios for that period are 0.23% for the Consumer Discretionary Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.21% for the Consumer Staples Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.22% for the Energy Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.21% for the Financials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.20% for the Health Care Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.21% for the Industrials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.22% for the Information Technology Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.21% for the Materials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.22% for the Telecommunication Services Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.22% for the Utilities Index Fund Admiral Shares and 0.24% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer since
Board. Principal Occupation(s) During the Past Five	2006 (retired 2008) and Member of the Executive
Years: Chairman of the Board of The Vanguard Group,	Committee (retired 2008) of Johnson & Johnson
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Vice President
by The Vanguard Group, since January 2010; Director	and Chief Information Officer of Johnson & Johnson
of The Vanguard Group since 2008; Chief Executive	(1997–2005); Director of the University Medical
Officer and President of The Vanguard Group and of	Center at Princeton and Women’s Research and
each of the investment companies served by The	Education Institute; Member of the Advisory Board of
Vanguard Group since 2008; Director of Vanguard	the Maxwell School of Citizenship and Public Affairs
Marketing Corporation; Managing Director of The	at Syracuse University.
Vanguard Group (1995–2008).
F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President
and Chief Operating Officer since 2005 (retired 2009)
Emerson U. Fullwood	and Vice Chairman of the Board (2008–2009) of
Born 1948. Trustee Since January 2008. Principal	Cummins Inc. (industrial machinery); Director of
Occupation(s) During the Past Five Years: Executive	SKF AB (industrial machinery), Hillenbrand, Inc.
Chief Staff and Marketing Officer for North America	(specialized consumer services), Sauer-Danfoss Inc.
and Corporate Vice President (retired 2008) of Xerox	(machinery), the Lumina Foundation for Education,
Corporation (document management products and	and Oxfam America; Chairman of the Advisory
services); Director of SPX Corporation (multi-industry	Council for the College of Arts and Letters at the
manufacturing), the United Way of Rochester,	University of Notre Dame.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and	André F. Perold
Monroe Community College Foundation.	Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Rajiv L. Gupta	Gund Professor of Finance and Banking at the Harvard
Born 1945. Trustee Since December 2001.[2]	Business School; Chair of the Investment Committee
Principal Occupation(s) During the Past Five Years:	of HighVista Strategies LLC (private investment firm).
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Trustee of The Conference Board; Member of the	Industries, Inc. (forklift trucks/housewares/lignite);
Board of Managers of Delphi Automotive LLP	Director of Goodrich Corporation (industrial products/
(automotive components).	aircraft systems and services); Chairman of the
Federal Reserve Bank of Cleveland; Trustee of The
Amy Gutmann	Cleveland Museum of Art.
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President	Peter F. Volanakis
of the University of Pennsylvania; Christopher H.	Born 1955. Trustee Since July 2009. Principal
Browne Distinguished Professor of Political Science	Occupation(s) During the Past Five Years: President
in the School of Arts and Sciences with secondary	since 2007 and Chief Operating Officer since 2005
appointments at the Annenberg School for Commu-	of Corning Incorporated (communications equipment);
nication and the Graduate School of Education of	President of Corning Technologies (2001–2005);
the University of Pennsylvania; Director of Carnegie	Director of Corning Incorporated and Dow Corning;
Corporation of New York, Schuylkill River	Trustee of the Corning Incorporated Foundation and
Development Corporation, and Greater Philadelphia	the Corning Museum of Glass; Overseer of the
Chamber of Commerce; Trustee of the National	Amos Tuck School of Business Administration at
Constitution Center; Chair of the Presidential	Dartmouth College.
Commission for the Study of Bioethical Issues.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
the investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton Michael S. Miller
Mortimer J. Buckley James M. Norris
Kathleen C. Gubanich Glenn W. Reed
Paul A. Heller George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
Direct Investor Account Services > 800-662-2739	or Morningstar, Inc., unless otherwise noted.
Institutional Investor Services > 800-523-1036
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With Hearing Impairment > 800-749-7273	guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and	available on the SEC’s website, and you can receive
MSCI bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the prospectus	request in either of two ways: via e-mail addressed to
or the Statement of Additional Information contains a more	publicinfo@sec.gov or via regular mail addressed to the
detailed description of the limited relationship MSCI has	Public Reference Section, Securities and Exchange
with The Vanguard Group and any related funds.	Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102010

Vanguard Extended Duration Treasury
Index Fund Annual Report

August 31, 2010

> For the fiscal year ended August 31, 2010, Vanguard Extended Duration Treasury Index Fund’s Institutional Shares returned nearly 21%, with the Fund’s ETF Shares, as measured by their net asset value, following close behind.

> U.S. Treasury securities were in strong demand during the second half of the fiscal year as investors flocked to Treasuries because of a confluence of economic worries.

> The fund’s return trailed the 21.48% result of its benchmark, the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2010

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.71%	4.78%	16.06%	20.84%
ETF Shares	3.69
Market Price				19.06
Net Asset Value				20.80
Barclays Capital U.S. Treasury STRIPS 20–30				21.48
Year Equal Par Bond Index

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance
August 31, 2009, Through August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$30.69	$31.18	$1.134	$3.345
ETF Shares	101.91	103.39	3.752	11.108

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned about 21% for the fiscal year ended August 31, 2010. The fund’s return reflected strong demand during the second half of the period for assets perceived as safe—U.S. Treasuries topped the list—as investors reacted to fears of default by smaller European countries, signs that an already fragile U.S. recovery might be slowing, and the potential for deflation.

The rush toward Treasuries pushed prices up and yields down substantially. As of August 31, 2010, the fund’s SEC yield stood at 3.7%, down from 4.3% a year earlier. Bond yields, of course, move inversely to bond price changes, and the fluctuation can be particularly sharp with long-duration funds, such as this one. (The fund’s duration, a measure of interest rate sensitivity, was about 27 years as of August 31.)

The fund’s return differed slightly from that of its benchmark, a not-unusual short-term deviation arising from the fund’s sampling technique and slight differences in the timing of end-of-day pricing between the fund and its index.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade.

2

Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in the broad U.S. stock market. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad, taxable bond market returned more than 9%, as investors sought shelter in Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2010
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	9.78	6.62	5.02
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.13	2.53

Stocks
Russell 1000 Index (Large-caps)	5.55%	-8.34%	-0.71%
Russell 2000 Index (Small-caps)	6.60	-7.44	-0.69
Dow Jones U.S. Total Stock Market Index	6.15	-7.83	-0.31
MSCI All Country World Index ex USA (International)	3.27	-7.93	3.78

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy.

This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments. Near-zero short-term yields also were a factor nudging investors to shift to bonds in search of income, despite the risks such a shift entails.

The fiscal year as a whole had two very different halves
Because of the high sensitivity of the Extended Duration Treasury Index Fund to even modest fluctuations in interest rates and changes in demand during stressful periods, the fund’s return can be volatile. You can see this in the fund’s fiscal 2010 experience.

By the end of the first six months of the period, the fund had returned about –8%. This was primarily because investors’ long-term expectation for inflation had risen in light of the global economy’s apparent emergence from its severe slump. The ten-year market-consensus inflation gauge—the “break-even inflation rate”—was ratcheted up from 1.65% a year as of August 2009 to 2.16% as of February 2010. (The estimate compares the expected yield of traditional Treasury bonds with that of Treasury inflation-protected securities.)

Expense Ratios

	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.14%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the fund’s expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

4

By the end of your fund’s fiscal year—August 31, 2010—the ten-year expected U.S. inflation rate had dropped to 1.55% a year. Talk of deflation now filled the air, as the economy’s slow progress seemed to stumble and worries surfaced that the economy would slip back into recession. Moreover, the global economy seemed to lurch toward another financial crisis as Greece appeared to be on the verge of defaulting on its bonds. At the same time, investors raised concerns about generally widening budget deficits in the United States and abroad.

Although Greece is a small economy, the episode triggered anxiety about the fiscal soundness of other European countries and even whether the Eurozone’s common currency could hold together over the long

Long duration means acute sensitivity to changing yields: August 2009–August 2010

Sources: Bloomberg L.P., Vanguard.

term, given the tensions between stronger and weaker members. A variety of policy actions by individual European nations, the European Union as a whole, the International Monetary Fund, and European bank regulators seemed to quell immediate concerns (although caution still reigned after the fiscal year ended). Over the longer term, the United States and European members of the Group of 20 agreed to halve budget deficits by 2013 and stabilize their debt loads by 2016.

During the period of rampant uncertainty, demand for Treasuries surged and pushed down yields—as you can see in the chart below, showing the steady decline in the yields of 30-year Treasuries during the fiscal second half. For that period alone, yields of 30-year Treasuries dropped from 4.5% to 3.5%, and the fund returned about 32%.

The fund can be an excellent liability-driven investment tool
To be sure, concern over the level of government debt in the United States and abroad lingers. If this is translated into higher inflationary expectations and, therefore, higher yields, fund returns could decline.

For managers of defined benefit pension plans—the fund’s primary investor base—the fund’s total return is less important than the tendency of the fund’s assets to fluctuate in value in the same direction as a firm’s long-term pension-plan liabilities, both of which react similarly to interest rate changes.

5

Your fund’s approach, which uses securities of the highest credit quality in a low-cost strategy, can be a major help in managing changes in the ratio of a plan’s assets to its liabilities.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2010

6

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.11%	0.14%
30-Day SEC Yield	3.71%	3.69%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	52	52

Yield to Maturity
(before expenses)	3.8%	3.8%

Average Coupon	0.0%	0.0%

Average Duration	27.3 years	26.9 years

Average Effective
Maturity	25.3 years	25.0 years

Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
Short-Term Reserves	0.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Maturity (% of portfolio)
20 - 30 Years	100.0%
Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/6/2007)	Investment
Extended Duration Treasury Index
Fund ETF Shares Net Asset Value	20.80%	11.12%	$13,343
Extended Duration Treasury Index
Fund ETF Shares Market Price	19.06	11.30	13,402
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	21.48	11.85	13,583

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/28/2007)	Investment
Extended Duration Treasury Index
Fund Institutional Shares	20.54%	10.21%	$6,537,134
Barclays Capital U.S. Treasury
STRIPS 20–30 Year Equal Par Bond
Index	21.48	10.82	6,636,882

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Except for the ETF Shares, Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2010

		Since
	One	Inception
	Year	(12/6/2007)
Extended Duration Treasury Index Fund
ETF Shares Market Price	19.06%	34.02%
Extended Duration Treasury Index Fund
ETF Shares Net Asset Value	20.80	33.43
Barclays Capital U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	21.48	35.83

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2010
		Barclays
		Treasury
		STRIPS
	ETF Shares Net Asset	20–30 Year
	Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception
Institutional Shares	11/28/2007	13.86%	6.87%
ETF Shares	12/6/2007
Market Price		12.56	7.79
Net Asset Value		13.86	7.68

9

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/30	22,480	10,815
United States Treasury Strip Coupon	0.000%	2/15/31	26,545	12,615
United States Treasury Strip Coupon	0.000%	5/15/31	23,455	10,987
United States Treasury Strip Coupon	0.000%	8/15/31	22,700	10,515
United States Treasury Strip Coupon	0.000%	11/15/31	21,305	9,764
United States Treasury Strip Coupon	0.000%	2/15/32	22,085	9,995
United States Treasury Strip Coupon	0.000%	5/15/32	26,045	11,672
United States Treasury Strip Coupon	0.000%	8/15/32	22,030	9,755
United States Treasury Strip Coupon	0.000%	11/15/32	21,495	9,433
United States Treasury Strip Coupon	0.000%	2/15/33	24,060	10,429
United States Treasury Strip Coupon	0.000%	5/15/33	23,500	10,101
United States Treasury Strip Coupon	0.000%	8/15/33	23,425	9,939
United States Treasury Strip Coupon	0.000%	11/15/33	22,415	9,416
United States Treasury Strip Coupon	0.000%	2/15/34	20,885	8,659
United States Treasury Strip Coupon	0.000%	5/15/34	24,990	10,275
United States Treasury Strip Coupon	0.000%	8/15/34	23,210	9,424
United States Treasury Strip Coupon	0.000%	11/15/34	22,240	8,952
United States Treasury Strip Coupon	0.000%	2/15/35	21,400	8,488
United States Treasury Strip Coupon	0.000%	5/15/35	24,040	9,468
United States Treasury Strip Coupon	0.000%	8/15/35	23,085	8,981
United States Treasury Strip Coupon	0.000%	11/15/35	23,235	8,949
United States Treasury Strip Coupon	0.000%	2/15/36	26,125	9,952
United States Treasury Strip Coupon	0.000%	5/15/36	24,220	9,122
United States Treasury Strip Coupon	0.000%	8/15/36	20,050	7,481
United States Treasury Strip Coupon	0.000%	11/15/36	23,920	8,824
United States Treasury Strip Coupon	0.000%	2/15/37	32,275	11,828
United States Treasury Strip Coupon	0.000%	5/15/37	17,000	6,181
United States Treasury Strip Coupon	0.000%	8/15/37	22,925	8,228
United States Treasury Strip Coupon	0.000%	11/15/37	22,575	8,014
United States Treasury Strip Coupon	0.000%	2/15/38	23,195	8,140
United States Treasury Strip Coupon	0.000%	5/15/38	32,780	11,404
United States Treasury Strip Coupon	0.000%	8/15/38	25,745	8,840
United States Treasury Strip Coupon	0.000%	11/15/38	18,600	6,321
United States Treasury Strip Coupon	0.000%	2/15/39	21,000	7,050
United States Treasury Strip Coupon	0.000%	5/15/39	11,300	3,759
United States Treasury Strip Coupon	0.000%	8/15/39	15,800	5,200
United States Treasury Strip Coupon	0.000%	11/15/39	28,705	9,385
United States Treasury Strip Coupon	0.000%	2/15/40	4,000	1,295

10

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/40	4,695	1,507
United States Treasury Strip Principal	0.000%	2/15/31	18,000	8,730
United States Treasury Strip Principal	0.000%	2/15/36	18,900	7,439
United States Treasury Strip Principal	0.000%	2/15/37	13,600	5,164
United States Treasury Strip Principal	0.000%	5/15/37	27,575	10,399
United States Treasury Strip Principal	0.000%	2/15/38	19,700	7,097
United States Treasury Strip Principal	0.000%	5/15/38	14,495	5,176
United States Treasury Strip Principal	0.000%	2/15/39	24,515	8,446
United States Treasury Strip Principal	0.000%	5/15/39	32,075	10,800
United States Treasury Strip Principal	0.000%	8/15/39	29,210	9,742
United States Treasury Strip Principal	0.000%	11/15/39	20,100	6,617
United States Treasury Strip Principal	0.000%	2/15/40	41,125	13,430
United States Treasury Strip Principal	0.000%	5/15/40	41,400	13,407
United States Treasury Strip Principal	0.000%	8/15/40	44,500	14,462
Total U.S. Government and Agency Obligations (Cost $386,830)				462,072

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $460)	0.288%		459,964	460
Total Investments (100.1%) (Cost $387,290)				462,532
Other Assets and Liabilities (-0.1%)
Other Assets				11,510
Liabilities				(12,030)
				(520)
Net Assets (100%)				462,012

At August 31, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				382,813
Undistributed Net Investment Income				2,949
Accumulated Net Realized Gains				1,008
Unrealized Appreciation (Depreciation)				75,242
Net Assets				462,012

Institutional Shares—Net Assets
Applicable to 9,181,845 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				286,256
Net Asset Value Per Share—Institutional Shares				$31.18

ETF Shares—Net Assets
Applicable to 1,700,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				175,756
Net Asset Value Per Share—ETF Shares				$103.39

s See Note A in Notes to Financial Statements
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Interest[1]	13,183
Total Income	13,183
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—Institutional Shares	112
Management and Administrative—ETF Shares	67
Marketing and Distribution—Institutional Shares	52
Marketing and Distribution—ETF Shares	22
Custodian Fees	15
Auditing Fees	29
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	7
Total Expenses	339
Net Investment Income	12,844
Realized Net Gain (Loss) on Investment Securities Sold	2,320
Change in Unrealized Appreciation (Depreciation) of Investment Securities	69,415
Net Increase (Decrease) in Net Assets Resulting from Operations	84,579

1 Interest income from an affiliated company of the fund was $1,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,844	8,763
Realized Net Gain (Loss)	2,320	42,012
Change in Unrealized Appreciation (Depreciation)	69,415	5,603
Net Increase (Decrease) in Net Assets Resulting from Operations	84,579	56,378
Distributions
Net Investment Income
Institutional Shares	(7,703)	(7,647)
ETF Shares	(3,636)	(1,511)
Realized Capital Gain[1]
Institutional Shares	(18,983)	—
ETF Shares	(9,997)	—
Total Distributions	(40,319)	(9,158)
Capital Share Transactions
Institutional Shares	105,367	(154,948)
ETF Shares	115,593	41,503
Net Increase (Decrease) from Capital Share Transactions	220,960	(113,445)
Total Increase (Decrease)	265,220	(66,225)
Net Assets
Beginning of Period	196,792	263,017
End of Period[2]	462,012	196,792

1 Includes fiscal 2010 short-term gain distributions totaling $28,980.000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets - End of Period includes undistributed net investment income of $2,949,000 and $1,444,000.
See accompanying Notes, which are an integral part of the Finanacial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
			Nov. 28,
	Year Ended		2007[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	3.796	1.221	(.928)
Total from Investment Operations	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(3.345)	—	—
Total Distributions	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$31.18	$30.69	$29.52

Total Return[4]	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$286	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.00, $.01, and $.03.
4 Total returns do not include transation fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
   See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
			Dec. 6,
	Year Ended		2007[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	12.419	3.880	(.983)
Total from Investment Operations	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(11.108)	—	—
Total Distributions	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$103.39	$101.91	$98.11

Total Return	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$176	$46	$5
Ratio of Total Expenses to Average Net Assets	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01, $.02, and $.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.
   See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account size criteria. The fund has not issued any Institutional Plus Shares through August 31, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	462,072	—
Temporary Cash Investments	460	—	—
Total	460	462,072	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $1,140,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $123,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $3,216,000 of ordinary income and $906,000 of long-term capital gains available for distribution.

At August 31, 2010, the cost of investment securities for tax purposes was $387,290,000. Net unrealized appreciation of investment securities for tax purposes was $75,242,000, consisting of unrealized gains of $75,248,000 on securities that had risen in value since their purchase and $6,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2010, the fund purchased $259,564,000 of investment securities and sold $79,074,000 of investment securities, other than temporary cash investments.

17

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2010			2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	94,827	3,768	40,704	1,396
Issued in Lieu of Cash Distributions	25,988	1,069	7,647	222
Redeemed	(15,448)	(573)	(203,299)	(5,443)
Net Increase (Decrease)—Institutional Shares	105,367	4,264	(154,948)	(3,825)
ETF Shares
Issued[1]	124,631	1,350	60,981	550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,038)	(100)	(19,478)	(150)
Net Increase (Decrease)—ETF Shares	115,593	1,250	41,503	400
1 Includes purchase fees of of $55,000 and $42,000 (fund totals).

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

Special 2010 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $105,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended August 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2010	8/31/2010	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,319.50	$0.64
ETF Shares	1,000.00	1,319.16	0.76
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception in 2007, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

23

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products) ; Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005) ; Director of the University
services) ; Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care) ,	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001. [2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services) , Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite) ;	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services) ; Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006) .
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment) ;	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	GlennW. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

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member of the public regarding the advisability of
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This material may be used in conjunction	Extended Duration Treasury ETF particularly or the
with the offering of shares of any Vanguard	ability of the Barclays Capital Index to track general
fund only if preceded or accompanied by	bond market performance. Barclays Capital hereby
the fund’s current prospectus.	expressly disclaims all warranties of merchantability
and fitness for a particular purpose with respect to the
All comparative mutual fund data are from Lipper Inc. or	Barclays Capital Index and any data included therein.
Morningstar, Inc., unless otherwise noted.	Barclays Capital’s only relationship to Vanguard and
Vanguard Extended Duration Treasury ETF is the
You can obtain a free copy of Vanguard’s proxy voting	licensing of the Barclays Capital Index, which is
guidelines by visiting vanguard.com/proxyreporting or by	determined, composed, and calculated by Barclays
calling Vanguard at 800-662-2739. The guidelines are	Capital without regard to Vanguard or Vanguard
also available from the SEC’s website, sec.gov. In	Extended Duration Treasury ETF. Barclays Capital is not
addition, you may obtain a free report on how your fund	responsible for, and has not participated in, the
voted the proxies for securities it owned during the 12	determination of the timing of, prices of, or quantities
months ended June 30. To get the report, visit either	of Vanguard Extended Duration Treasury ETF to be
vanguard.com/proxyreporting or sec.gov.	issued.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102010

Vanguard Mega Cap 300 Index Funds
Annual Report

August 31, 2010

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the 12-month period ended August 31, 2010, Vanguard’s Mega Cap 300 Index Funds posted returns ranging from 2.68% to 4.82% for their ETF Shares, as determined by the net asset value per share. Returns for the funds’ Institutional Shares were slightly higher.

> All three funds closely tracked their target indexes; their returns outpaced the average returns for their respective peer groups.

> Stocks in the consumer discretionary, industrial, and consumer staples sectors were leading contributors to performance in all three funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	7
Mega Cap 300 Growth Index Fund.	21
Mega Cap 300 Value Index Fund.	34
Your Fund’s After-Tax Returns.	49
About Your Fund’s Expenses.	50
Trustees Approve Advisory Arrangement.	52
Glossary.	53

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2010
Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	3.74%
ETF Shares
Market Price	3.54
Net Asset Value	3.71
MSCI US Large Cap 300 Index	3.84
Large-Cap Core Funds Average	2.58
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	4.84%
ETF Shares
Market Price	4.63
Net Asset Value	4.82
MSCI US Large Cap Growth Index	4.95
Large-Cap Growth Funds Average	4.04
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	2.69%
ETF Shares
Market Price	2.51
Net Asset Value	2.68
MSCI US Large Cap Value Index	2.79
Large-Cap Value Funds Average	2.13
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Chairman’s Letter

Dear Shareholder,

Vanguard’s Mega Cap 300 Index Funds represent the largest companies in the U.S. stock market. The three Mega Cap 300 funds, each of which tracks a different MSCI large-cap index, allow shareholders to invest in the large-cap segment as a whole through the Mega Cap 300 Index Fund, or directly in either the growth or value segments through one of the two other funds.

Each fund met its objective by closely tracking its target index for the 12 months ended August 31, 2010. The Mega Cap 300 Growth Index Fund had the best return among the three funds, at 4.82% for its ETF Shares, as measured by their net asset value. The Mega Cap 300 Value Index Fund returned 2.68%, and the Mega Cap 300 Index Fund fell in between, with a return of 3.71%.

A ragged 12-month climb in global stock markets
At the start of the 12-month period, stock markets moved higher as global economies continued to pull out of a deep downturn. Within a few months, however, optimism began to fade. Europe’s sovereign debt crisis fueled fears of another global financial shock, while persistently high unemployment and downward revisions to U.S. economic indicators suggested that the powerful rebound in corporate earnings could be at risk.

2

This alternating pattern of hope and fear persisted through the period’s final months. The net result for the fiscal year was mid-single-digit gains in U.S. stocks. International stocks returned about 3%, as modest declines in developed markets in Europe and the Pacific region were offset by a strong rally in emerging markets.

Bonds produced strong returns as prices rose and yields declined
The economic uncertainty and high stock market volatility over the fiscal period created a favorable environment for fixed income investments. The broad, taxable bond market returned more than 9%, as investors sought shelter in U.S. Treasury and corporate bonds. The municipal bond market returned a bit more. In both markets, much of the total return came from rising bond prices. The flip side of rising prices, of course, is shrinking yields, which can set the stage for lower future returns.

As it has since December 2008, the Federal Reserve kept its target for short-term interest rates between 0% and 0.25%, in an effort to bolster the economy. This policy has kept a tight lid on the returns available from Treasury bills, commercial paper, and other money market instruments.

Mega-cap growth companies outpaced their value counterparts
The broad U.S. stock market was up modestly for the 12-month period, amid mounting concerns about Europe’s sovereign debt crisis, slowing growth

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	5.55%	-8.34%	-0.71%
Russell 2000 Index (Small-caps)	6.60	-7.44	-0.69
Dow Jones U.S. Total Stock Market Index	6.15	-7.83	-0.31
MSCI All Country World Index ex USA (International)	3.27	-7.93	3.78

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	9.18%	7.65%	5.96%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	9.78	6.62	5.02
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.13	2.53

CPI
Consumer Price Index	1.15%	1.64%	2.14%

3

in China, and—last but certainly not least—the sustainability of the global economic recovery. In this challenging stock market environment, the big-company stocks that make up the Mega Cap 300 Index Funds underperformed the broad market, which includes both the biggest stocks and the stocks of small and mid-sized companies, which held up somewhat better.

In the large-cap segment of the market, growth stocks outperformed their value counterparts, and the Mega Cap 300 Growth Index Fund, in turn, had the best performance among the three Vanguard funds for the period. Results for Mega Cap 300 Index Fund—which invests in both growth and value stocks—fell in the middle of the pack, while the Mega Cap 300 Value Index Fund brought up the rear.

Despite the differences in their market segments—growth, value, or both—all three funds generally saw similar results on a sector level. Stocks in the consumer discretionary, industrial, and consumer staples areas of the market contributed most positively to returns for each of the funds.

In the consumer-oriented sectors, restaurants, hotels, and even some retailers got back on track amid the uneven recovery, and industrial conglomerates and machinery, aerospace, and railroad companies benefited from a boost in consumer and commercial demand.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.11%	0.13%	1.27%
Mega Cap 300 Growth Index Fund	0.11	0.13	1.37
Mega Cap 300 Value Index Fund	0.11	0.13	1.28

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the funds’ expense ratios were: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: For the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

Meanwhile, holdings in the financial sector took a significant toll on the funds’ results for the period. Stocks of many large financial institutions, including investment banks and diversified financial services companies, suffered as concerns over regulatory reform and the strength of the institutions’ balance sheets influenced investors.

Health care stocks also subtracted from performance in the Mega Cap Index Fund and Mega Cap Growth Index Fund. The Mega Cap Value Index Fund was weighed down by holdings in the information technology sector.

Funds continue to track their benchmarks
Since the inception of Vanguard’s Mega Cap 300 Index Funds in December 2007, the U.S. stock market has experienced extreme volatility, including one of the worst bear markets in history. During this period, all three Mega Cap 300 Index Funds have successfully achieved their primary objective of tracking their benchmark indexes.

The funds’ advisor, Vanguard Quantitative Equity Group, deserves credit for the funds’ successful tracking record. The advisor is helped in this task by the funds’ low expense ratios, which are far below the industry average.

Focus on your goals rather than the market’s moves
The stock market’s ups and downs seem to be occurring with alarming frequency these days. This can be unsettling, but it’s generally unwise to let the market’s unpredictable movements unduly influence your investment strategy.

While nobody can predict what’s going to happen next in the financial markets, we can position our investment portfolios to make sure that they’re in line with our investment goals. Vanguard encourages you to create a long-term plan that includes a mix of stocks, bonds, and short-term investments that is appropriate for your goals and risk tolerance. Such a well-balanced investment portfolio can help provide some cushion from the stock market’s downward swings while allowing you to participate in its long-term potential for growth.

Vanguard’s Mega Cap 300 Index Funds can play an important role in your long-term investment plan by providing low-cost exposure to the stock market’s biggest companies, whether you choose to invest broadly in this segment or focus specifically on its growth or value sectors.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2010

5

Your Fund’s Performance at a Glance
August 31, 2009, Through August 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$69.95	$71.03	$1.610	$0.000
ETF Shares	35.49	36.03	0.811	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$74.21	$76.74	$1.115	$0.000
ETF Shares	37.50	38.78	0.554	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$66.02	$65.97	$1.907	$0.000
ETF Shares	33.29	33.26	0.957	0.000

6

Mega Cap 300 Index Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.89%	1.87%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	298	300	4,100
Median Market Cap $52.2B		$52.2B	$26.3B
Price/Earnings Ratio	14.2x	14.2x	15.7x
Price/Book Ratio	2.0x	2.0x	1.9x
Return on Equity	21.3%	21.2%	19.0%
Earnings Growth Rate	6.3%	6.3%	6.2%
Dividend Yield	2.3%	2.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund 300 Index		Index
Consumer
Discretionary	9.3%	9.4%	11.5%
Consumer Staples	12.4	12.5	10.6
Energy	11.6	11.7	9.6
Financials	15.0	14.6	17.1
Health Care	12.3	12.3	11.3
Industrials	10.2	10.2	10.7
Information
Technology	19.0	19.1	18.3
Materials	3.2	3.2	4.3
Telecommunication
Services	3.6	3.6	2.9
Utilities	3.4	3.4	3.7

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.6%
Apple Inc.	Computer
	Hardware	2.6
Microsoft Corp.	Systems Software	2.2
Procter & Gamble Co.	Household
	Products	2.0
AT&T Inc.	Integrated
	Telecommunication
	Services	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
Johnson & Johnson	Pharmaceuticals	1.9
General Electric Co.	Industrial
	Conglomerates	1.8
Chevron Corp.	Integrated Oil &
	Gas	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
Top Ten		21.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

7

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Index Fund ETF Shares
Net Asset Value	3.71%	-9.22%	$7,699
Mega Cap 300 Index Fund ETF Shares
Market Price	3.54	-9.25	7,691
Dow Jones U.S. Total Stock Market
Index	6.15	-8.15	7,946
MSCI US Large Cap 300 Index	3.84	-9.16	7,711
Large-Cap Core Funds Average	2.58	-9.77	7,573

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/22/2008)	Investment
Mega Cap 300 Index Fund
Institutional Shares	3.74%	-7.53%	$4,104,620
Dow Jones U.S. Total Stock Market
Index	6.15	-6.53	4,217,329
MSCI US Large Cap 300 Index	3.84	-7.50	4,107,456

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Mega Cap 300 Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2010

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund
ETF Shares Market Price	3.54%	-23.09%
Mega Cap 300 Index Fund
ETF Shares Net Asset Value	3.71	-23.01
MSCI US Large Cap 300 Index	3.84	-22.89

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	12.51%	-8.90%
ETF Shares	12/17/2007
Market Price		12.36	-10.60
Net Asset Value		12.50	-10.58

9

Mega Cap 300 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (9.3%)
	McDonald’s Corp.	40,363	2,949
	Walt Disney Co.	69,897	2,278
	Home Depot Inc.	63,730	1,772
*	Amazon.com Inc.	13,393	1,672
	Target Corp.	26,276	1,344
	Time Warner Inc.	42,805	1,283
*	DIRECTV Class A	33,305	1,263
*	Ford Motor Co.	111,339	1,257
	Comcast Corp. Class A	70,479	1,207
	Lowe’s Cos. Inc.	54,194	1,100
	NIKE Inc. Class B	14,156	991
	News Corp. Class A	76,583	963
	Yum! Brands Inc.	17,582	733
	Time Warner Cable Inc.	13,316	687
	Johnson Controls Inc.	25,192	668
	Viacom Inc. Class B	20,801	654
	Starbucks Corp.	28,026	644
	TJX Cos. Inc.	15,319	608
	Comcast Corp.	35,874	577
	Carnival Corp.	17,431	544
*	Kohl’s Corp.	10,893	512
	Staples Inc.	27,420	487
	Best Buy Co. Inc.	13,474	423
	Coach Inc.	11,456	411
	Omnicom Group Inc.	11,590	406
*	Bed Bath & Beyond Inc.	9,899	356
*	Las Vegas Sands Corp.	12,392	351
	Marriott International Inc.
	Class A	10,866	348
	McGraw-Hill Cos. Inc.	11,857	328
	CBS Corp. Class B	23,485	325
	Macy’s Inc.	15,865	308
	Stanley Black & Decker Inc.	5,690	305
	Gap Inc.	17,541	296
	Fortune Brands Inc.	5,725	256
	VF Corp.	3,341	236
*	AutoZone Inc.	1,072	225
*	Apollo Group Inc. Class A	5,107	217

			Market
			Value
		Shares	($000)
	JC Penney Co. Inc.	8,006	160
	DISH Network Corp. Class A	7,907	142
	Garmin Ltd.	4,523	120
	News Corp. Class B	8,429	119
*,^	Sears Holdings Corp.	1,711	106
*	Dollar General Corp.	3,226	88
			29,719
Consumer Staples (12.4%)
	Procter & Gamble Co.	108,163	6,454
	Coca-Cola Co.	77,993	4,361
	PepsiCo Inc.	60,569	3,887
	Wal-Mart Stores Inc.	76,533	3,837
	Philip Morris
	International Inc.	69,547	3,577
	Kraft Foods Inc.	65,534	1,963
	Altria Group Inc.	78,226	1,746
	CVS Caremark Corp.	51,104	1,380
	Colgate-Palmolive Co.	18,420	1,360
	Kimberly-Clark Corp.	15,604	1,005
	Walgreen Co.	36,748	988
	Costco Wholesale Corp.	16,560	936
	General Mills Inc.	24,926	901
	Archer-Daniels-Midland Co.	24,182	744
	Sysco Corp.	22,211	611
	HJ Heinz Co.	11,827	547
	Kellogg Co.	10,048	499
	Avon Products Inc.	16,039	467
	Kroger Co.	23,207	458
	Lorillard Inc.	5,794	440
	ConAgra Foods Inc.	16,745	362
	Reynolds American Inc.	6,579	359
	Sara Lee Corp.	23,582	341
	Clorox Co.	5,243	340
	Coca-Cola Enterprises Inc.	11,165	318
	Campbell Soup Co.	7,736	288
	Safeway Inc.	14,692	276
	Hershey Co.	5,943	276
	Molson Coors Brewing Co.
	Class B	6,039	263

10

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Estee Lauder Cos. Inc.
	Class A	4,273	240
	Brown-Forman Corp. Class B	3,094	190
			39,414
Energy (11.7%)
	Exxon Mobil Corp.	191,437	11,325
	Chevron Corp.	75,449	5,595
	ConocoPhillips	53,110	2,785
	Schlumberger Ltd.	51,344	2,738
	Occidental Petroleum Corp.	30,472	2,227
	Apache Corp.	13,520	1,215
	Devon Energy Corp.	15,915	959
	Halliburton Co.	33,909	957
	Anadarko Petroleum Corp.	18,585	855
	EOG Resources Inc.	9,527	828
	Marathon Oil Corp.	26,546	809
*	Transocean Ltd.	12,055	614
	Baker Hughes Inc.	16,100	605
	National Oilwell Varco Inc.	15,651	588
	Hess Corp.	11,128	559
	Chesapeake Energy Corp.	24,356	504
	Spectra Energy Corp.	24,414	497
	Noble Energy Inc.	6,539	456
	Peabody Energy Corp.	10,074	431
*	Southwestern Energy Co.	13,004	425
*	Weatherford International Ltd.	27,738	414
	Williams Cos. Inc.	21,853	396
	Murphy Oil Corp.	6,825	366
	Valero Energy Corp.	21,115	333
	Noble Corp.	9,652	300
*	Ultra Petroleum Corp.	5,681	222
	Diamond Offshore Drilling Inc.	2,656	154
			37,157
Financials (15.0%)
	JPMorgan Chase & Co.	149,450	5,434
	Bank of America Corp.	376,856	4,692
	Wells Fargo & Co.	185,929	4,379
*	Citigroup Inc.	926,645	3,447
	Goldman Sachs Group Inc.	18,371	2,516
*	Berkshire Hathaway Inc.
	Class B	30,540	2,406
	American Express Co.	40,612	1,619
	US Bancorp	72,004	1,498
	MetLife Inc.	33,541	1,261
	Morgan Stanley	47,129	1,164
	Bank of New York
	Mellon Corp.	45,562	1,106
	PNC Financial
	Services Group Inc.	19,764	1,007
	Simon Property Group Inc.	10,997	995
	Travelers Cos. Inc.	18,598	911
	Prudential Financial Inc.	17,360	878
	Aflac Inc.	17,586	831
	ACE Ltd.	12,722	680
	Chubb Corp.	12,316	679

			Market
			Value
		Shares	($000)
	State Street Corp.	18,849	661
	Capital One Financial Corp.	17,099	647
	CME Group Inc.	2,467	612
	Franklin Resources Inc.	5,979	577
	BB&T Corp.	25,874	572
	Public Storage	5,403	530
	Allstate Corp.	19,115	528
	Vornado Realty Trust	6,113	496
	Equity Residential	10,586	485
	Charles Schwab Corp.	37,921	484
	Marsh & McLennan Cos. Inc.	20,318	482
	Progressive Corp.	23,875	473
	Loews Corp.	12,707	447
	T Rowe Price Group Inc.	9,759	427
	Boston Properties Inc.	5,227	426
	SunTrust Banks Inc.	18,665	420
	Ameriprise Financial Inc.	9,611	419
	Annaly Capital
	Management Inc.	23,205	403
	Northern Trust Corp.	8,220	379
	Fifth Third Bancorp	29,805	329
	AON Corp.	9,080	329
	Hartford Financial
	Services Group Inc.	15,845	319
	Invesco Ltd.	16,476	298
	Principal Financial Group Inc.	11,988	276
	NYSE Euronext	9,748	270
	M&T Bank Corp.	3,151	270
	Hudson City Bancorp Inc.	17,819	205
	BlackRock Inc.	1,317	187
	Moody’s Corp.	7,528	159
*	TD Ameritrade Holding Corp.	8,928	130
			47,743
Health Care (12.3%)
	Johnson & Johnson	103,598	5,907
	Pfizer Inc.	303,019	4,827
	Merck & Co. Inc.	117,155	4,119
	Abbott Laboratories	57,975	2,860
*	Amgen Inc.	35,966	1,836
	Bristol-Myers Squibb Co.	64,597	1,685
	UnitedHealth Group Inc.	42,687	1,354
	Eli Lilly & Co.	38,917	1,306
	Medtronic Inc.	41,387	1,303
*	Gilead Sciences Inc.	33,422	1,065
	Baxter International Inc.	22,623	963
*	Celgene Corp.	17,335	893
*	Express Scripts Inc.	19,613	835
*	WellPoint Inc.	16,647	827
*	Medco Health Solutions Inc.	17,157	746
	Allergan Inc.	11,553	710
*	Genzyme Corp.	10,025	703
	Covidien PLC	18,862	667
*	Thermo Fisher Scientific Inc.	15,366	647
	Becton Dickinson and Co.	8,830	602
	McKesson Corp.	10,196	592

11

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
*	Biogen Idec Inc.	10,103	544
	Stryker Corp.	11,188	483
*	St. Jude Medical Inc.	12,530	433
	Aetna Inc.	15,957	426
	Cardinal Health Inc.	13,559	406
*	Intuitive Surgical Inc.	1,472	390
*	Zimmer Holdings Inc.	7,585	358
	CIGNA Corp.	10,429	336
*	Forest Laboratories Inc.	11,418	312
*	Boston Scientific Corp.	56,749	294
*	Laboratory Corp. of
	America Holdings	3,955	287
	CR Bard Inc.	3,603	277
	Quest Diagnostics Inc.	5,744	250
			39,243
Industrials (10.2%)
	General Electric Co.	401,032	5,807
	United Technologies Corp.	33,293	2,171
	3M Co.	25,454	1,999
	United Parcel Service Inc.
	Class B	27,060	1,726
	Boeing Co.	25,661	1,569
	Caterpillar Inc.	23,598	1,538
	Union Pacific Corp.	19,013	1,387
	Emerson Electric Co.	28,220	1,316
	Honeywell International Inc.	27,360	1,069
	Deere & Co.	15,959	1,010
	FedEx Corp.	11,143	870
	Lockheed Martin Corp.	11,965	832
	Danaher Corp.	20,753	754
	Norfolk Southern Corp.	13,845	743
	CSX Corp.	14,617	729
	Tyco International Ltd.	19,282	719
	General Dynamics Corp.	12,290	687
	Illinois Tool Works Inc.	16,002	660
	Raytheon Co.	14,327	629
	Precision Castparts Corp.	5,354	606
	Northrop Grumman Corp.	10,782	584
	Waste Management Inc.	17,299	572
	Cummins Inc.	7,153	532
	PACCAR Inc.	12,286	504
	CH Robinson Worldwide Inc.	6,541	425
	Republic Services Inc.
	Class A	14,283	420
	Eaton Corp.	5,997	417
	Ingersoll-Rand PLC	12,067	393
	Parker Hannifin Corp.	6,046	358
	Expeditors International
	of Washington Inc.	7,969	315
	Southwest Airlines Co.	27,914	308
	Fluor Corp.	6,761	302
	L-3 Communications
	Holdings Inc.	4,332	289
	ITT Corp.	6,514	277
			32,517

			Market
			Value
		Shares	($000)
Information Technology (19.0%)
*	Apple Inc.	34,181	8,319
	Microsoft Corp.	296,276	6,957
	International Business
	Machines Corp.	48,160	5,935
*	Cisco Systems Inc.	214,514	4,301
*	Google Inc. Class A	9,227	4,152
	Intel Corp.	209,011	3,704
	Hewlett-Packard Co.	88,081	3,389
	Oracle Corp.	150,824	3,300
	QUALCOMM Inc.	61,598	2,360
*	EMC Corp.	77,229	1,409
	Visa Inc. Class A	18,604	1,283
	Texas Instruments Inc.	45,900	1,057
*	eBay Inc.	44,187	1,027
	Corning Inc.	58,566	918
	Accenture PLC Class A	23,930	876
*	Dell Inc.	65,918	776
	Mastercard Inc. Class A	3,750	744
	Automatic Data
	Processing Inc.	18,903	730
*	Yahoo! Inc.	49,418	646
*	Cognizant Technology
	Solutions Corp. Class A	11,206	645
*	Motorola Inc.	82,886	624
*	Adobe Systems Inc.	19,801	550
*	Juniper Networks Inc.	19,765	538
*	NetApp Inc.	12,948	524
	Applied Materials Inc.	50,252	522
	Broadcom Corp. Class A	16,453	493
*	Intuit Inc.	11,309	484
	Xerox Corp.	51,825	437
	Tyco Electronics Ltd.	17,160	421
*	Symantec Corp.	30,004	409
	Western Union Co.	25,242	396
*	Agilent Technologies Inc.	13,066	352
*	Marvell Technology
	Group Ltd.	20,585	328
	Analog Devices Inc.	11,144	311
	Paychex Inc.	12,236	304
	CA Inc.	15,574	280
*	First Solar Inc.	2,085	267
	Fidelity National Information
	Services Inc.	9,332	241
	Activision Blizzard Inc.	21,379	228
*	VMware Inc. Class A	2,646	208
*	NVIDIA Corp.	21,501	201
			60,646
Materials (3.2%)
	EI du Pont de
	Nemours & Co.	34,034	1,388
	Freeport-McMoRan
	Copper & Gold Inc.	16,252	1,170
	Newmont Mining Corp.	18,458	1,132
	Monsanto Co.	20,457	1,077
	Dow Chemical Co.	43,383	1,057

12

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Praxair Inc.	11,485	988
	Air Products & Chemicals Inc.	7,939	588
	Nucor Corp.	11,773	433
	Ecolab Inc.	8,764	415
	PPG Industries Inc.	6,263	412
	Alcoa Inc.	38,085	389
	Mosaic Co.	5,835	342
	International Paper Co.	15,508	317
	Weyerhaeuser Co.	20,144	316
	Sherwin-Williams Co.	3,519	248
			10,272
Telecommunication Services (3.6%)
	AT&T Inc.	221,955	5,999
	Verizon Communications Inc.	106,173	3,133
*	American Tower Corp.
	Class A	15,108	708
*	Crown Castle
	International Corp.	10,978	451
*	Sprint Nextel Corp.	110,455	451
	CenturyLink Inc.	11,301	409
	Qwest Communications
	International Inc.	58,919	333
			11,484
Utilities (3.4%)
	Southern Co.	30,973	1,136
	Exelon Corp.	24,741	1,007
	Dominion Resources Inc.	22,497	962
	Duke Energy Corp.	49,325	848
	NextEra Energy Inc.	14,805	795
	PG&E Corp.	14,007	655
	American Electric
	Power Co. Inc.	18,004	638
	Public Service
	Enterprise Group Inc.	18,964	606
	Entergy Corp.	7,091	559
	Consolidated Edison Inc.	10,619	505
	PPL Corp.	17,569	477
	Progress Energy Inc.	10,793	463
	Sempra Energy	8,802	448
	FirstEnergy Corp.	11,458	419
	Edison International	11,613	392
	Xcel Energy Inc.	17,212	384
*	AES Corp.	25,448	261
	Ameren Corp.	8,915	250
			10,805
Total Common Stocks
(Cost $348,765)			319,000

		Market
		Value
Shares		($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2 Vanguard Market Liquidity
Fund, 0.288% (Cost $101)	100,801	101
Total Investments (100.2%)
(Cost $348,866)		319,101
Other Assets and Liabilities (-0.2%)
Other Assets		2,602
Liabilities[1]		(3,111)
		(509)
Net Assets (100%)		318,592

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	367,471
Undistributed Net Investment Income	1,419
Accumulated Net Realized Losses	(20,533)
Unrealized Appreciation (Depreciation)	(29,765)
Net Assets	318,592

Institutional Shares—Net Assets
Applicable to 1,289,596 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	91,604
Net Asset Value Per Share—
Institutional Shares	$71.03

ETF Shares—Net Assets
Applicable to 6,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	226,988
Net Asset Value Per Share—
ETF Shares	$36.03

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $99,000.
1 Includes $101,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap 300 Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	7,565
Interest[1]	1
Security Lending	10
Total Income	7,576
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative—Institutional Shares	54
Management and Administrative—ETF Shares	145
Marketing and Distribution—Institutional Shares	30
Marketing and Distribution—ETF Shares	62
Custodian Fees	15
Auditing Fees	26
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	18
Total Expenses	398
Net Investment Income	7,178
Realized Net Gain (Loss) on Investment Securities Sold	4,896
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,855
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,178	5,734
Realized Net Gain (Loss)	4,896	(9,366)
Change in Unrealized Appreciation (Depreciation)	(3,219)	(19,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,855	(23,364)
Distributions
Net Investment Income
Institutional Shares	(2,266)	(2,078)
ETF Shares	(4,660)	(2,970)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(6,926)	(5,048)
Capital Share Transactions
Institutional Shares	(13,221)	69,994
ETF Shares	28,699	118,353
Net Increase (Decrease) from Capital Share Transactions	15,478	188,347
Total Increase (Decrease)	17,407	159,935
Net Assets
Beginning of Period	301,185	141,250
End of Period[1]	318,592	301,185
1 Net Assets—End of Period includes undistributed net investment income of $1,419,000 and $1,167,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
			Feb. 22,
	Year Ended		2008[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss) on Investments	1.033	(17.409)	(4.028)
Total from Investment Operations	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(1.610)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.610)	(1.462)	(.587)
Net Asset Value, End of Period	$71.03	$69.95	$87.14

Total Return	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$92	$102	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares

			Dec. 17,
	Year Ended		2007[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	.834	.822[2]	.441
Net Realized and Unrealized Gain (Loss) on Investments	.517	(8.808)	(5.179)
Total from Investment Operations	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.811)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.811)	(.734)	(.292)
Net Asset Value, End of Period	$36.03	$35.49	$44.21

Total Return	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$227	$199	$88
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.22%	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

18

Mega Cap 300 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $10,989,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $1,599,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $14,505,000 to offset future net capital gains of $948,000 through August 31, 2017, and $13,557,000 through August 31, 2018. In addition, the fund realized losses of $6,014,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $348,879,000. Net unrealized depreciation of investment securities for tax purposes was $29,778,000, consisting of unrealized gains of $13,077,000 on securities that had risen in value since their purchase and $42,855,000 in unrealized losses on securities that had fallen in value since their purchase.

19

Mega Cap 300 Index Fund

E. During the year ended August 31, 2010, the fund purchased $103,417,000 of investment securities and sold $87,338,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,107	68	69,116	847
Issued in Lieu of Cash Distributions	2,266	30	2,078	33
Redeemed	(20,594)	(273)	(1,200)	(21)
Net Increase (Decrease)—Institutional Shares	(13,221)	(175)	69,994	859
ETF Shares
Issued	80,172	2,100	299,108	8,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(51,473)	(1,400)	(180,755)	(4,900)
Net Increase (Decrease)—ETF Shares	28,699	700	118,353	3,600

The amount of Institutional Shares issued during the year ended August 31, 2009, includes $58,176,000 in purchases that were processed late and should have been recorded in the prior fiscal period. Vanguard, as transfer agent for the fund, offset any impact to the fund resulting from late processing of shareholder transactions. Accordingly, the purchases had no impact to the fund’s net asset value per share or total returns.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Mega Cap 300 Growth Index Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMGAX		MGK
Expense Ratio[1]	0.11%		0.13%
30-Day SEC Yield	1.30%		1.28%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	177	178	4,100
Median Market Cap $40.9B		$40.9B	$26.3B
Price/Earnings Ratio	15.6x	15.7x	15.7x
Price/Book Ratio	3.1x	3.1x	1.9x
Return on Equity	25.8%	25.5%	19.0%
Earnings Growth Rate 13.9%		13.9%	6.2%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	12.7%	12.7%	11.5%
Consumer Staples	15.0	15.3	10.6
Energy	7.7	7.7	9.6
Financials	5.0	4.9	17.1
Health Care	9.3	9.3	11.3
Industrials	9.5	9.4	10.7
Information
Technology	35.6	35.5	18.3
Materials	4.3	4.3	4.3
Telecommunication
Services	0.7	0.7	2.9
Utilities	0.2	0.2	3.7

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.3%
Microsoft Corp.	Systems Software	4.4
International Business	IT Consulting &
Machines Corp.	Other Services	3.8
Coca-Cola Co.	Soft Drinks	2.8
Cisco Systems Inc.	Communications
	Equipment	2.7
Google Inc. Class A	Internet Software &
	Services	2.6
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.5
PepsiCo Inc.	Soft Drinks	2.5
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.4
Philip Morris	Tobacco
International Inc.		2.3
Top Ten		31.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

21

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Growth Index Fund
ETF Shares Net Asset Value	4.82%	-7.25%	$8,158
Mega Cap 300 Growth Index Fund ETF
Shares Market Price	4.63	-7.29	8,150
Dow Jones U.S. Total Stock Market
Index	6.15	-8.15	7,946
MSCI US Large Cap Growth Index	4.95	-7.17	8,178
Large-Cap Growth Funds Average	4.04	-9.32	7,676

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/3/2008)	Investment
Mega Cap 300 Growth Index Fund
Institutional Shares	4.84%	-6.12%	$4,294,486
Dow Jones U.S. Total Stock Market
Index	6.15	-7.29	4,166,142
MSCI US Large Cap Growth Index	4.95	-6.06	4,301,087

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

22

Mega Cap 300 Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2010

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund
ETF Shares Market Price	4.63%	-18.50%
Mega Cap 300 Growth Index Fund
ETF Shares Net Asset Value	4.82	-18.42
MSCI US Large Cap Growth Index	4.95	-18.22

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	11.71%	-7.49%
ETF Shares	12/17/2007
Market Price		11.62	-8.53
Net Asset Value		11.70	-8.52

23

Mega Cap 300 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (12.7%)
	McDonald’s Corp.	96,657	7,062
*	Amazon.com Inc.	32,034	3,999
	Target Corp.	62,860	3,216
*	DIRECTV Class A	79,692	3,022
*	Ford Motor Co.	266,635	3,010
	Lowe’s Cos. Inc.	129,648	2,632
	NIKE Inc. Class B	33,802	2,366
	Walt Disney Co.	58,510	1,907
	Yum! Brands Inc.	42,025	1,752
	Johnson Controls Inc.	60,440	1,604
	Starbucks Corp.	66,945	1,539
	Home Depot Inc.	53,333	1,483
	TJX Cos. Inc.	36,655	1,455
*	Kohl’s Corp.	26,012	1,222
	Staples Inc.	65,581	1,165
	Best Buy Co. Inc.	32,226	1,012
	Coach Inc.	27,412	983
	Omnicom Group Inc.	27,722	971
*	Bed Bath & Beyond Inc.	23,720	853
*	Las Vegas Sands Corp.	29,483	835
	Marriott International Inc.
	Class A	25,972	831
	McGraw-Hill Cos. Inc.	28,370	784
	News Corp. Class B	39,583	558
	Viacom Inc. Class B	17,508	550
*	AutoZone Inc.	2,568	539
*	Apollo Group Inc. Class A	12,410	527
	Comcast Corp.	24,223	389
	Gap Inc.	21,566	364
	Garmin Ltd.	10,809	288
	DISH Network Corp. Class A	12,174	219
*	Dollar General Corp.	7,669	209
	JC Penney Co. Inc.	9,470	189
*,^	Sears Holdings Corp.	2,697	167
			47,702

			Market
			Value
		Shares	($000)
Consumer Staples (15.0%)
	Coca-Cola Co.	186,552	10,432
	PepsiCo Inc.	144,896	9,299
	Wal-Mart Stores Inc.	183,314	9,191
	Philip Morris
	International Inc.	166,384	8,559
	Colgate-Palmolive Co.	44,147	3,260
	Walgreen Co.	88,008	2,366
	Costco Wholesale Corp.	39,578	2,238
	General Mills Inc.	59,618	2,156
	CVS Caremark Corp.	61,135	1,650
	Kellogg Co.	23,789	1,182
	Avon Products Inc.	38,174	1,111
	Kroger Co.	55,133	1,088
	Clorox Co.	12,524	812
	Coca-Cola Enterprises Inc.	26,977	768
	HJ Heinz Co.	14,228	658
	Estee Lauder Cos. Inc.
	Class A	10,359	581
	Campbell Soup Co.	11,943	445
	Hershey Co.	9,221	428
	Brown-Forman Corp. Class B	4,826	296
			56,520
Energy (7.7%)
	Exxon Mobil Corp.	160,268	9,482
	Schlumberger Ltd.	122,765	6,547
	Anadarko Petroleum Corp.	44,451	2,044
	EOG Resources Inc.	22,745	1,976
	Halliburton Co.	52,531	1,482
	Baker Hughes Inc.	38,343	1,441
	Peabody Energy Corp.	24,000	1,027
*	Southwestern Energy Co.	30,907	1,011
*	Weatherford
	International Ltd.	65,896	983
*	Transocean Ltd.	14,361	731
	National Oilwell Varco Inc.	18,683	702
*	Ultra Petroleum Corp.	13,710	535
	Noble Energy Inc.	5,462	381

24

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Diamond Offshore
	Drilling Inc.	6,208	361
	Noble Corp.	11,517	358
			29,061
Financials (4.9%)
	American Express Co.	97,136	3,873
	State Street Corp.	45,078	1,581
	Capital One Financial Corp.	41,018	1,553
	CME Group Inc.	5,901	1,464
	Franklin Resources Inc.	14,320	1,382
	Aflac Inc.	27,230	1,287
	Public Storage	12,875	1,262
	Simon Property Group Inc.	13,150	1,189
	Charles Schwab Corp.	90,493	1,155
	T Rowe Price Group Inc.	23,128	1,012
	Northern Trust Corp.	19,434	897
	Progressive Corp.	19,941	395
	Moody’s Corp.	18,005	381
	SunTrust Banks Inc.	15,831	356
	Boston Properties Inc.	4,355	354
*	TD Ameritrade Holding Corp.	21,402	313
	Hudson City Bancorp Inc.	15,062	173
			18,627
Health Care (9.3%)
*	Amgen Inc.	86,067	4,393
	Medtronic Inc.	98,753	3,109
*	Gilead Sciences Inc.	79,955	2,547
	Abbott Laboratories	48,525	2,394
	Baxter International Inc.	53,916	2,295
*	Celgene Corp.	41,407	2,133
*	Express Scripts Inc.	46,717	1,990
*	Medco Health Solutions Inc.	41,046	1,785
	Allergan Inc.	27,629	1,697
*	Genzyme Corp.	23,978	1,681
	Becton Dickinson and Co.	21,048	1,435
	McKesson Corp.	24,384	1,415
*	Biogen Idec Inc.	24,076	1,295
	Stryker Corp.	26,778	1,157
*	St. Jude Medical Inc.	29,848	1,032
	Cardinal Health Inc.	32,277	967
*	Intuitive Surgical Inc.	3,519	933
*	Zimmer Holdings Inc.	18,109	854
*	Laboratory Corp. of
	America Holdings	9,350	679
	CR Bard Inc.	8,543	656
	Quest Diagnostics Inc.	13,581	591
			35,038
Industrials (9.5%)
	United Parcel Service Inc.
	Class B	64,720	4,129
	Boeing Co.	61,377	3,752
	Caterpillar Inc.	56,441	3,678
	Union Pacific Corp.	45,454	3,315
	Emerson Electric Co.	67,670	3,157

			Market
			Value
		Shares	($000)
	Deere & Co.	38,171	2,415
	FedEx Corp.	26,733	2,087
	Danaher Corp.	49,587	1,802
	Norfolk Southern Corp.	33,249	1,785
	Precision Castparts Corp.	12,776	1,446
	Cummins Inc.	17,152	1,276
	PACCAR Inc.	29,269	1,200
	CH Robinson Worldwide Inc.	15,639	1,016
	Honeywell International Inc.	22,701	887
	Expeditors International
	of Washington Inc.	18,943	750
	Fluor Corp.	16,079	718
	Lockheed Martin Corp.	9,974	693
	ITT Corp.	15,501	659
	Southwest Airlines Co.	43,605	482
	Parker Hannifin Corp.	7,264	430
			35,677
Information Technology (35.5%)
*	Apple Inc.	81,776	19,902
	Microsoft Corp.	708,869	16,644
	International Business
	Machines Corp.	115,255	14,203
*	Cisco Systems Inc.	513,126	10,288
*	Google Inc. Class A	22,067	9,931
	Hewlett-Packard Co.	210,698	8,108
	Oracle Corp.	360,758	7,893
	QUALCOMM Inc.	147,381	5,646
*	EMC Corp.	184,689	3,369
	Intel Corp.	174,967	3,100
	Visa Inc. Class A	44,474	3,068
	Texas Instruments Inc.	109,812	2,529
*	eBay Inc.	105,684	2,456
	Accenture PLC Class A	57,234	2,095
*	Dell Inc.	158,337	1,864
	Mastercard Inc. Class A	8,962	1,778
	Automatic Data
	Processing Inc.	45,207	1,745
*	Yahoo! Inc.	118,806	1,554
*	Cognizant Technology
	Solutions Corp. Class A	26,902	1,550
*	Adobe Systems Inc.	47,298	1,313
*	Juniper Networks Inc.	47,272	1,286
*	NetApp Inc.	30,965	1,252
	Broadcom Corp. Class A	39,596	1,187
*	Intuit Inc.	26,872	1,150
	Corning Inc.	69,603	1,091
*	Symantec Corp.	71,995	981
	Western Union Co.	60,971	956
*	Agilent Technologies Inc.	31,337	845
*	Marvell Technology
	Group Ltd.	49,220	784
*	Motorola Inc.	99,184	747
	Paychex Inc.	29,245	728
	CA Inc.	37,151	669
*	First Solar Inc.	4,988	638

25

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Activision Blizzard Inc.	50,968	545
*	VMware Inc. Class A	6,324	497
	Analog Devices Inc.	17,453	486
*	NVIDIA Corp.	51,411	480
	Tyco Electronics Ltd.	14,349	352
			133,710
	Materials (4.4%)
	Freeport-McMoRan
	Copper & Gold Inc.	38,872	2,798
	Newmont Mining Corp.	44,142	2,707
	Monsanto Co.	49,017	2,581
	Praxair Inc.	27,489	2,365
	Air Products &
	Chemicals Inc.	18,946	1,403
	Ecolab Inc.	21,098	1,000
	Alcoa Inc.	91,108	930
	Mosaic Co.	13,914	816
	International Paper Co.	37,001	757
	Sherwin-Williams Co.	8,390	590
	Weyerhaeuser Co.	31,328	492
			16,439
Telecommunication Services (0.7%)
*	American Tower Corp.
	Class A	36,247	1,699
*	Crown Castle
	International Corp.	26,155	1,075
			2,774
	Utilities (0.2%)
*	AES Corp.	60,854	623
	Total Common Stocks
	(Cost $383,453)		376,171
Temporary Cash Investment (0.1%)
	Money Market Fund (0.1%)
1,2	Vanguard Market Liquidity
	Fund, 0.288% (Cost $158)	157,501	158
	Total Investments (100.0%)
	(Cost $383,611)		376,329
Other Assets and Liabilities (0.0%)
	Other Assets		3,365
	Liabilities[2]		(3,234)
			131
	Net Assets (100%)		376,460

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	420,894
Undistributed Net Investment Income	1,157
Accumulated Net Realized Losses	(38,309)
Unrealized Appreciation (Depreciation)	(7,282)
Net Assets	376,460

Institutional Shares—Net Assets
Applicable to 1,166,550 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	89,518
Net Asset Value Per Share—
Institutional Shares	$76.74

ETF Shares—Net Assets
Applicable to 7,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	286,942
Net Asset Value Per Share—
ETF Shares	$38.78

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $155,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $158,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Mega Cap 300 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	5,951
Interest[1]	2
Security Lending	11
Total Income	5,964
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—Institutional Shares	44
Management and Administrative—ETF Shares	218
Marketing and Distribution—Institutional Shares	20
Marketing and Distribution—ETF Shares	108
Custodian Fees	13
Auditing Fees	26
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	502
Net Investment Income	5,462
Realized Net Gain (Loss) on Investment Securities Sold	52,781
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(28,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,135
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,462	4,621
Realized Net Gain (Loss)	52,781	(47,518)
Change in Unrealized Appreciation (Depreciation)	(28,108)	22,156
Net Increase (Decrease) in Net Assets Resulting from Operations	30,135	(20,741)
Distributions
Net Investment Income
Institutional Shares	(1,017)	(753)
ETF Shares	(4,676)	(2,928)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,693)	(3,681)
Capital Share Transactions
Institutional Shares	26,091	(32,148)
ETF Shares	(272,394)	397,215
Net Increase (Decrease) from Capital Share Transactions	(246,303)	365,067
Total Increase (Decrease)	(221,861)	340,645
Net Assets
Beginning of Period	598,321	257,676
End of Period[1]	376,460	598,321
1 Net Assets—End of Period includes undistributed net investment income of $1,157,000 and $1,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
			Apr. 3,
	Year Ended		2008[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	1.180	1.053	.343
Net Realized and Unrealized Gain (Loss) on Investments	2.465	(16.900)	(1.250)
Total from Investment Operations	3.645	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(1.115)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.115)	(1.043)	(.203)
Net Asset Value, End of Period	$76.74	$74.21	$91.10

Total Return	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$62	$97
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.39%	1.59%	1.16%[2]
Portfolio Turnover Rate[3]	21%	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
			Dec. 17,
	Year Ended		2007[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.586	.528	.237
Net Realized and Unrealized Gain (Loss) on Investments	1.248	(8.548)	(3.139)
Total from Investment Operations	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.554)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.554)	(.520)	(.158)
Net Asset Value, End of Period	$38.78	$37.50	$46.04

Total Return	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$287	$536	$161
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.37%	1.57%	1.11%[2]
Portfolio Turnover Rate[3]	21%	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

31

Mega Cap 300 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $58,147,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $1,429,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $33,005,000 to offset future net capital gains of $7,258,000 through August 31, 2017, and $25,747,000 through August 31, 2018. In addition, the fund realized losses of $5,267,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $383,649,000. Net unrealized depreciation of investment securities for tax purposes was $7,320,000, consisting of unrealized gains of $24,695,000 on securities that had risen in value since their purchase and $32,015,000 in unrealized losses on securities that had fallen in value since their purchase.

32

Mega Cap 300 Growth Index Fund

E. During the year ended August 31, 2010, the fund purchased $202,161,000 of investment securities and sold $449,225,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	25,101	317	(32,901)	(235)
Issued in Lieu of Cash Distributions	1,017	13	753	12
Redeemed	(27)	—	—	—
Net Increase (Decrease)—Institutional Shares	26,091	330	(32,148)	(223)
ETF Shares
Issued	93,521	2,300	773,526	23,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(365,915)	(9,200)	(376,311)	(12,300)
Net Increase (Decrease)—ETF Shares	(272,394)	(6,900)	397,215	10,800

The amounts of Institutional Shares issued during the year ended August 31, 2009, are negative because they reflect the cancellation of $58,176,000 of purchases recorded during the prior fiscal period that were determined to have been processed incorrectly. Vanguard, as a transfer agent for the fund, offset any impact to the fund resulting from incorrectly processed shareholder transactions. Accordingly, the cancelled purchases had no impact to the fund’s net asset values per share or total returns.

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

33

Mega Cap 300 Value Index Fund

Fund Profile
As of August 31, 2010

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMVLX		MGV
Expense Ratio[1]	0.11%		0.13%
30-Day SEC Yield	2.50%		2.48%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	158	158	4,100
Median Market Cap $60.8B		$60.8B	$26.3B
Price/Earnings Ratio	13.0x	13.0x	15.7x
Price/Book Ratio	1.4x	1.4x	1.9x
Return on Equity	17.2%	17.3%	19.0%
Earnings Growth Rate	-1.3%	-1.3%	6.2%
Dividend Yield	3.0%	3.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	6.0%	6.1%	11.5%
Consumer Staples	9.8	9.8	10.6
Energy	15.5	15.6	9.6
Financials	24.7	24.2	17.1
Health Care	15.2	15.3	11.3
Industrials	10.9	11.0	10.7
Information
Technology	2.9	2.9	18.3
Materials	2.1	2.1	4.3
Telecommunication
Services	6.4	6.4	2.9
Utilities	6.5	6.6	3.7

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.6%
Procter & Gamble Co.	Household
	Products	4.0
AT&T Inc.	Integrated
	Telecommunication
	Services	3.7
Johnson & Johnson	Pharmaceuticals	3.7
General Electric Co.	Industrial
	Conglomerates	3.6
Chevron Corp.	Integrated Oil &
	Gas	3.5
JPMorgan Chase & Co.	Diversified Financial
	Services	3.4
Pfizer Inc.	Pharmaceuticals	3.0
Bank of America Corp.	Diversified Financial
	Services	2.9
Wells Fargo & Co.	Diversified Banks	2.7
Top Ten		35.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2010, the expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

34

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/17/2007)	Investment
Mega Cap 300 Value Index Fund ETF
Shares Net Asset Value	2.68%	-11.22%	$7,249
Mega Cap 300 Value Index Fund ETF
Shares Market Price	2.51	-11.24	7,243
Dow Jones U.S. Total Stock Market
Index	6.15	-8.15	7,946
MSCI US Large Cap Value Index	2.79	-11.22	7,248
Large-Cap Value Funds Average	2.13	-10.67	7,371

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/5/2008)	Investment
Mega Cap 300 Value Index Fund
Institutional Shares	2.69%	-9.08%	$3,945,448
Dow Jones U.S. Total Stock Market
Index	6.15	-6.12	4,273,376
MSCI US Large Cap Value Index	2.79	-9.13	3,940,126

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

35

Mega Cap 300 Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2010

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund
ETF Shares Market Price	2.51%	-27.57%
Mega Cap 300 Value Index Fund
ETF Shares Net Asset Value	2.68	-27.51
MSCI US Large Cap Value Index	2.79	-27.52

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	13.34%	-10.55%
ETF Shares	12/17/2007
Market Price		13.19	-12.68
Net Asset Value		13.28	-12.67

36

Mega Cap 300 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (6.1%)
Walt Disney Co.	84,847	2,765
Time Warner Inc.	79,957	2,397
Home Depot Inc.	77,218	2,147
Comcast Corp. Class A	95,689	1,638
News Corp. Class A	116,037	1,459
Comcast Corp.	84,162	1,352
Time Warner Cable Inc.	24,907	1,285
Carnival Corp.	32,539	1,015
Viacom Inc. Class B	25,288	795
CBS Corp. Class B	44,047	609
Stanley Black & Decker Inc.	10,733	576
Macy’s Inc.	29,611	576
Fortune Brands Inc.	10,681	478
VF Corp.	6,172	436
Gap Inc.	16,449	278
News Corp. Class B	11,798	166
JC Penney Co. Inc.	7,464	149
DISH Network Corp. Class A	5,129	92
^,* Sears Holdings Corp.	1,130	70
		18,283
Consumer Staples (9.8%)
Procter & Gamble Co.	202,044	12,056
Kraft Foods Inc.	122,316	3,663
Altria Group Inc.	146,104	3,261
Kimberly-Clark Corp.	29,042	1,870
Archer-Daniels-Midland Co.	45,113	1,389
CVS Caremark Corp.	47,731	1,289
Sysco Corp.	41,502	1,141
Lorillard Inc.	10,697	813
ConAgra Foods Inc.	31,189	673
Reynolds American Inc.	12,267	669
Sara Lee Corp.	44,236	639
HJ Heinz Co.	11,092	513
Safeway Inc.	27,261	513
Molson Coors Brewing Co.
Class B	11,392	496

			Market
			Value
		Shares	($000)
	Campbell Soup Co.	5,057	188
	Hershey Co.	3,903	181
	Brown-Forman Corp. Class B	2,035	125
			29,479
Energy (15.5%)
	Exxon Mobil Corp.	232,412	13,749
	Chevron Corp.	140,919	10,451
	ConocoPhillips	99,194	5,201
	Occidental Petroleum Corp.	56,978	4,164
	Apache Corp.	25,312	2,274
	Devon Energy Corp.	29,784	1,795
	Marathon Oil Corp.	49,775	1,518
	Hess Corp.	20,778	1,044
	Chesapeake Energy Corp.	45,736	946
	Spectra Energy Corp.	45,459	925
	Williams Cos. Inc.	40,903	742
	Murphy Oil Corp.	12,761	683
	Halliburton Co.	22,227	627
	Valero Energy Corp.	39,670	626
*	Transocean Ltd.	11,264	573
	Noble Energy Inc.	7,962	556
	National Oilwell Varco Inc.	14,712	553
	Noble Corp.	9,045	281
			46,708
Financials (24.7%)
	JPMorgan Chase & Co.	279,131	10,149
	Bank of America Corp.	703,876	8,763
	Wells Fargo & Co.	347,249	8,178
*	Citigroup Inc.	1,728,154	6,429
	Goldman Sachs Group Inc.	34,309	4,698
*	Berkshire Hathaway Inc.
	Class B	56,878	4,481
	US Bancorp	134,481	2,797
	MetLife Inc.	62,817	2,362
	Morgan Stanley	88,258	2,179
	Bank of New York
	Mellon Corp.	85,094	2,065

37

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	PNC Financial Services
	Group Inc.	36,905	1,881
	Travelers Cos. Inc.	34,750	1,702
	Prudential Financial Inc.	32,552	1,646
	ACE Ltd.	23,754	1,270
	Chubb Corp.	22,918	1,263
	BB&T Corp.	48,554	1,074
	Allstate Corp.	35,790	988
	Vornado Realty Trust	11,502	932
	Simon Property Group Inc.	10,251	927
	Equity Residential	19,878	911
	Marsh & McLennan Cos. Inc.	37,871	898
	Loews Corp.	23,432	823
	Ameriprise Financial Inc.	18,096	789
	Annaly Capital
	Management Inc.	43,390	754
	AON Corp.	17,075	619
	Fifth Third Bancorp	55,758	616
	Hartford Financial
	Services Group Inc.	29,698	599
	Progressive Corp.	29,151	577
	Invesco Ltd.	30,629	554
	Aflac Inc.	11,546	546
	Principal Financial Group Inc.	22,457	518
	Boston Properties Inc.	6,339	516
	SunTrust Banks Inc.	22,794	513
	NYSE Euronext	18,276	507
	M&T Bank Corp.	5,853	501
	BlackRock Inc.	2,492	354
	Hudson City Bancorp Inc.	21,671	250
			74,629
Health Care (15.2%)
	Johnson & Johnson	193,496	11,033
	Pfizer Inc.	565,891	9,015
	Merck & Co. Inc.	218,765	7,692
	Abbott Laboratories	70,388	3,473
	Bristol-Myers Squibb Co.	120,645	3,146
	UnitedHealth Group Inc.	79,744	2,530
	Eli Lilly & Co.	72,809	2,443
*	WellPoint Inc.	31,144	1,547
	Covidien PLC	35,166	1,243
*	Thermo Fisher Scientific Inc.	28,792	1,213
	Aetna Inc.	29,733	794
	CIGNA Corp.	19,345	623
*	Forest Laboratories Inc.	21,213	579
*	Boston Scientific Corp.	106,177	551
			45,882
Industrials (10.9%)
	General Electric Co.	749,027	10,846
	United Technologies Corp.	62,188	4,055
	3M Co.	47,524	3,733
	CSX Corp.	27,306	1,362
	Tyco International Ltd.	36,092	1,346

		Market
		Value
	Shares	($000)
Honeywell International Inc.	33,191	1,298
General Dynamics Corp.	23,001	1,285
Illinois Tool Works Inc.	29,964	1,236
Raytheon Co.	26,684	1,172
Northrop Grumman Corp.	20,178	1,092
Waste Management Inc.	32,162	1,064
Lockheed Martin Corp.	14,469	1,006
Republic Services Inc.
Class A	26,871	791
Eaton Corp.	11,150	775
Ingersoll-Rand PLC	22,649	737
L-3 Communications
Holdings Inc.	8,119	541
Parker Hannifin Corp.	5,653	334
Southwest Airlines Co.	18,285	202
		32,875
Information Technology (2.9%)
Intel Corp.	253,727	4,496
Applied Materials Inc.	94,226	979
Corning Inc.	54,629	857
Xerox Corp.	96,517	815
* Motorola Inc.	77,736	585
Tyco Electronics Ltd.	20,759	509
Fidelity National Information
Services Inc.	17,532	453
Analog Devices Inc.	7,317	204
		8,898
Materials (2.1%)
EI du Pont de
Nemours & Co.	63,564	2,591
Dow Chemical Co.	81,022	1,975
Nucor Corp.	22,072	812
PPG Industries Inc.	11,704	770
Weyerhaeuser Co.	12,809	201
		6,349
Telecommunication Services (6.4%)
AT&T Inc.	414,554	11,205
Verizon Communications Inc.	198,313	5,852
* Sprint Nextel Corp.	207,390	846
CenturyLink Inc.	21,066	762
Qwest Communications
International Inc.	109,456	619
		19,284
Utilities (6.5%)
Southern Co.	57,844	2,122
Exelon Corp.	46,343	1,887
Dominion Resources Inc.	41,816	1,788
Duke Energy Corp.	92,123	1,583
NextEra Energy Inc.	27,636	1,485
PG&E Corp.	26,084	1,220
American Electric
Power Co. Inc.	33,570	1,189

38

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
Public Service Enterprise
Group Inc.	35,494	1,134
Entergy Corp.	13,280	1,047
Consolidated Edison Inc.	19,838	943
PPL Corp.	32,874	893
Progress Energy Inc.	20,105	863
Sempra Energy	16,455	838
FirstEnergy Corp.	21,371	781
Edison International	21,714	733
Xcel Energy Inc.	32,234	719
Ameren Corp.	16,700	469
		19,694
Total Common Stocks
(Cost $315,769)		302,081
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2 Vanguard Market Liquidity
Fund, 0.288% (Cost $63)	63,001	63
Total Investments (100.1%)
(Cost $315,832)		302,144
Other Assets and Liabilities (-0.1%)
Other Assets		3,658
Liabilities[2]		(3,896)
		(238)
Net Assets (100%)		301,906

At August 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	344,130
Undistributed Net Investment Income	1,745
Accumulated Net Realized Losses	(30,281)
Unrealized Appreciation (Depreciation)	(13,688)
Net Assets	301,906

Institutional Shares—Net Assets
Applicable to 1,147,678 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	75,715
Net Asset Value Per Share—
Institutional Shares	$65.97

ETF Shares—Net Assets
Applicable to 6,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	226,191
Net Asset Value Per Share—
ETF Shares	$33.26

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $62,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $63,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Mega Cap 300 Value Index Fund

Statement of Operations

Year Ended
August 31, 2010
($000)
Investment Income
Income
Dividends	8,427
Security Lending	15
Total Income	8,442
Expenses
The Vanguard Group—Note B
Investment Advisory Services	40
Management and Administrative—Institutional Shares	36
Management and Administrative—ETF Shares	142
Marketing and Distribution—Institutional Shares	22
Marketing and Distribution—ETF Shares	56
Custodian Fees	19
Auditing Fees	26
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—ETF Shares	8
Total Expenses	352
Net Investment Income	8,090
Realized Net Gain (Loss) on Investment Securities Sold	779
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(5,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,341

See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,090	6,197
Realized Net Gain (Loss)	779	(16,911)
Change in Unrealized Appreciation (Depreciation)	(5,528)	(1,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,341	(12,531)
Distributions
Net Investment Income
Institutional Shares	(2,101)	(1,849)
ETF Shares	(5,508)	(3,745)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(7,609)	(5,594)
Capital Share Transactions
Institutional Shares	6,114	26,850
ETF Shares	66,952	74,049
Net Increase (Decrease) from Capital Share Transactions	73,066	100,899
Total Increase (Decrease)	68,798	82,774
Net Assets
Beginning of Period	233,108	150,334
End of Period[1]	301,906	233,108
1 Net Assets—End of Period includes undistributed net investment income of $1,745,000 and $1,264,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
			Mar. 5,
	Year Ended		2008[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	1.932	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss) on Investments	(.075)	(17.658)	(6.444)
Total from Investment Operations	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$65.97	$66.02	$83.69

Total Return	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76	$70	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.88%	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
			Dec. 17,
	Year Ended		2007[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	.969	1.070	.886[2]
Net Realized and Unrealized Gain (Loss) on Investments	(.042)	(8.915)	(7.560)
Total from Investment Operations	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$33.26	$33.29	$42.21

Total Return	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$226	$163	$97
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.86%	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008-2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

44

Mega Cap 300 Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2010, the fund had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2010, the fund realized $10,413,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2010, the fund had $1,895,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $19,395,000 to offset future net capital gains of $851,000 through August 31, 2017, and $18,544,000 through August 31, 2018. In addition, the fund realized losses of $9,749,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At August 31, 2010, the cost of investment securities for tax purposes was $316,968,000. Net unrealized depreciation of investment securities for tax purposes was $14,824,000, consisting of unrealized gains of $12,526,000 on securities that had risen in value since their purchase and $27,350,000 in unrealized losses on securities that had fallen in value since their purchase.

45

Mega Cap 300 Value Index Fund

E. During the year ended August 31, 2010, the fund purchased $188,299,000 of investment securities and sold $114,677,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	14,527	210	32,907	536
Issued in Lieu of Cash Distributions	2,101	30	1,849	31
Redeemed	(10,514)	(152)	(7,906)	(143)
Net Increase (Decrease)—Institutional Shares	6,114	88	26,850	424
ETF Shares
Issued	111,531	3,200	123,860	4,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(44,579)	(1,300)	(49,811)	(1,600)
Net Increase (Decrease)—ETF Shares	66,952	1,900	74,049	2,600

G. In preparing the financial statements as of August 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

46

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2010

47

Special 2010 tax information (unaudited) for Vanguard Mega Cap 300 Index Funds

This information for the fiscal period ended August 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Mega Cap 300	6,926
Mega Cap 300 Growth	5,693
Mega Cap 300 Value	7,609

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Mega Cap 300	97.0%
Mega Cap 300 Growth	94.7
Mega Cap 300 Value	97.3

48

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap 300 Index Funds
Periods Ended August 31, 2010

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund ETF Shares
Returns Before Taxes	3.71%	-9.22%
Returns After Taxes on Distributions	3.38	-9.47
Returns After Taxes on Distributions and Sale of Fund Shares	2.88	-7.73

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund ETF Shares
Returns Before Taxes	4.82%	-7.25%
Returns After Taxes on Distributions	4.61	-7.42
Returns After Taxes on Distributions and Sale of Fund Shares	3.44	-6.11

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund ETF Shares
Returns Before Taxes	2.68%	-11.22%
Returns After Taxes on Distributions	2.26	-11.58
Returns After Taxes on Distributions and Sale of Fund Shares	2.33	-9.37

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended August 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2010	8/31/2010	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$953.62	$0.54
ETF Shares	1,000.00	953.64	0.64
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$944.36	$0.54
ETF Shares	1,000.00	944.21	0.64
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$962.59	$0.54
ETF Shares	1,000.00	962.46	0.64
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

51

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, and Mega Cap 300 Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management since their inception in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outper- formance and underperformance of their target indexes and peer groups.

The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

52

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

53

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

54

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
Institutional Investor Services > 800-523-1036	bears no liability with respect to any such funds or
Text Telephone for People	securities. For any such funds or securities, the
With Hearing Impairment > 800-749-7273	prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2010: $460,000
Fiscal Year Ended August 31, 2009: $423,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2010: $3,607,060
Fiscal Year Ended August 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2010: $791,350
Fiscal Year Ended August 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2010: $336,090
Fiscal Year Ended August 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2010: $16,000
Fiscal Year Ended August 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2010: $352,090
Fiscal Year Ended August 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants. The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

          (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
          (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2010

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.